UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

Mondelēz International. Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS AND ANNUAL PROXY STATEMENT

Mondelēz International

AT-A-GLANCE

2022 OVERVIEW

$31.5B Net Revenues

~91K Employees

150+ Countries

NET REVENUES BY REGION

North America
31%
Europe
36%
Latin
America
12%
AMEA
21%

NET REVENUES BY CATEGORY

Beverages
3%
Cheese & Grocery
6%
Gum
& Candy
11%
$31.5B
2022 NET REVENUES
Chocolate
30%
Biscuits &
Baked Snacks
50%

GLOBAL BRANDS AND LOCAL JEWELS

Below are just a few of our brands that our consumers enjoy around the world.

Chocolate

Milka, LACTA, Cadbury, Côte d'Or, Toblerone

Biscuits & Baked Snacks

OREO, CLIF BAR, KINH DO, LU, 7DAYS, RITZ, NABISCO, Chips Ahoy!

STRONG POSITIONS IN OUR CORE SNACKS CATEGORIES, SIGNIFICANT ROOM TO GROW

	MDLZ Global Position & Share[1]	Market Size[1]
Chocolate	#2 (12.7%)	$120B
Biscuits *Sweet & Savory*	#1 (17.2%)	$111B
Cakes & Pastries	#3 (3.2%)	$80B
Snack Bars	#3 (10%)	$17B

1. Source: Euromonitor 2022

LETTER FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER

April 6, 2023

Dirk Van de Put

Chairman & CEO

“By continuing to double down on the attractive chocolate, biscuits and baked snacks categories; investing in our widely loved brands; focusing on operational execution and cost discipline; empowering our great people and driving our Sustainability strategy, I am confident that we can deliver strong performance for years to come.”

Dear Fellow Shareholders,

In 2022, Mondelēz International celebrated its 10th anniversary. We marked that special occasion by delivering another year of strong growth, enabling robust free cash flow generation, while returning approximately $4 billion in capital to shareholders. Since our founding in 2012, we have delivered a total shareholder return (“TSR”) of approximately 193%, significantly above our peer average(1). We’re pleased but not satisfied with this strong performance throughout our first decade - and we’re confident that we can continue to deliver robust results in the years ahead. We deeply appreciate your investment in our Company and your continued support for our strategy.

When we separated from Kraft Foods more than 10 years ago, we were excited about creating a pure-play snacking company, investing in high-growth brands. After embedding a culture of cost discipline, we successfully shifted our focus to step-changing our topline growth performance with our leading brands. Now, as we enter our second decade, we have further refined our long-term strategy to accelerate growth – prioritizing our fast-growing core categories of chocolate, biscuits and baked snacks.

We call our refined strategy “Vision 2030” because we envision achieving global snacking leadership and our people are passionate about bringing our vision to life. To get there, we have outlined four key pillars:

•

Growth: Accelerating growth and focusing our portfolio to generate about 90% of revenue in the attractive resilient core categories of chocolate, biscuits and baked snacks.

•

Execution: Investing more than $1 billion to become the digital snacks leader – aiming to deliver 20% of revenues from digital channels by 2030 – while advancing future-forward commercial growth capabilities and a customer-centric supply chain.

•

Culture: Strengthening our local-first operating model to further empower employees, promote a growth culture, and continue to build a team of deep and diverse talent.

•

Sustainability: Helping to drive positive change at scale across our key environmental, social and governance priorities.

(1)

Source: FactSet as of December 31, 2022 for the 2022 Proxy Performance Peer Group. See page 87 for additional details on our performance peer group. Note: TSR defined as the compound total return to shareholders with normal-course dividends reinvested. Peer average excludes Mondelēz International.

2023 PROXY STATEMENT | 1

We’re confident that we have the right strategy, because we’re confident in our consumers. Our annual State of Snacking report – conducted in partnership with the Harris Poll – finds that approximately 75% of people always make room for snacks in their grocery budgets, even as prices rise. In a separate study, more than half of people expect to spend the same amount, or more, on cookies and chocolate in 2023 as they spent in 2022. These consumer findings confirm that we’re playing in the right categories and that we’re well positioned to win.

I’m proud of our progress as we advance toward Vision 2030. We hit an exciting milestone in the biscuit category in 2022, as Oreo surpassed $4 billion in global net revenue – further solidifying its position as the world’s favorite cookie. Additionally, our strategic acquisitions have enabled us to enter exciting adjacent spaces, including well-being and premium, as well as strengthening our presence in key geographies. Together, acquisitions since 2018 have added nearly $3 billion in revenues. In 2022, we closed three acquisitions that add exciting new segments and flavors to the Mondelēz International portfolio:

•

Chipita provides an important platform to further accelerate growth in biscuits and baked snacks, including new choco-bakery innovations.

•

Clif Bar & Company expands our global snack bar business to more than $1 billion.

•

Ricolino, Mexico’s leading confectionary company, doubles the size of our Mexican business and more than triples our routes to market in the priority growth market of Mexico.

In addition to successfully acquiring these three businesses, we announced in late 2022 the sale of our developed market gum business to Perfetti Van Melle, which is expected to close in late 2023, upon the completion of regulatory approvals. This divestiture will help fund these recent acquisitions and continue to advance the evolution of our portfolio.

While I’m proud of our progress in Growth, Execution and Culture, I’m especially proud of our team for living our Purpose and recognizing the urgent challenges facing our planet. That’s why we have added Sustainability as the new fourth strategic pillar within Vision 2030. Our approach to sustainability is simple: We aim to lead in the areas where we matter most, like sourcing key ingredients and promoting human rights across our value chain, and to help drive change where the world needs it most, like reducing carbon emissions and packaging waste. In October, we launched the next chapter of Cocoa Life, our signature program designed to source cocoa more sustainably, with an additional $600 million investment through 2030, bringing our total investments to $1 billion. As part of this program, we’re investing in expanding Child Labor Monitoring & Remediation Systems in cocoa-growing communities, as well as helping to improve farm productivity and support farmers, while working to combat deforestation. We also continue to make progress on our goals to help address climate change – with continued reductions in our carbon footprint and water usage. Additionally, we’re advancing our Light & Right Packaging strategy – with approximately 95% of our packaging designed to be recyclable.

All of this good progress is a result of the passion of our amazing people. We remain focused on building our pool of deep and diverse talent, making strong progress in our global diversity, equity and inclusion ambitions for our colleagues, culture and community. At the end of 2022, women held nearly 40% of executive leadership roles (defined as the Mondelēz Leadership Team plus one level below), continuing to close the gap to the balance of the organization.(2) For our U.S. leadership, Black employees held approximately 5.5% of management roles (defined as Director and above) at the end of 2022 and approximately 5.1% at the end of 2021.(3) To further improve our performance and become a destination for the best talent in the consumer packaged goods industry, we’re continuing to invest in mentorship programs and diverse talent recruitment, with a particular emphasis on early careers.

(2)	Reported performance against our women in leadership goal covers the period from January 1, 2020 to December 31, 2022, and includes acquisitions/ventures globally announced in 2021 or earlier.
(3)

Reported performance against our Black management representation goal in the U.S. covers the period from January 1, 2020, to December 31, 2022, and includes acquisitions/ventures in the U.S. announced in 2021 or earlier.

2023 PROXY STATEMENT | 2

These are just a few highlights of our performance in 2022 – and they represent only the beginning of what we believe we can achieve as we accelerate growth toward Vision 2030. Our focus and portfolio reshaping strategy is working – and we’re well-positioned to continue driving attractive growth in 2023 and beyond.

By continuing to double down on the attractive chocolate, biscuits and baked snacks categories; investing in our widely loved brands; focusing on operational execution and cost discipline; empowering our great people and driving our Sustainability strategy, I am confident that we can deliver strong performance for years to come.

On behalf of Mondelēz International’s 91,000 Makers and Bakers around the world, thank you for your investment in our Company. We look forward to continuing engagement with you as we advance our sustainable, Purpose-driven global snacking leadership and strive to bring Vision 2030 to life.

Best wishes,

Dirk Van de Put
Chairman and Chief Executive Officer
Mondelēz International, Inc.

2023 PROXY STATEMENT | 3

LETTER FROM OUR LEAD DIRECTOR

April 6, 2023

Patrick T. Siewert

Lead Director

“We remain committed to providing thoughtful, independent oversight and counsel on the Company’s strategy and operations – while continuing to promote our strong governance culture...”

Dear Fellow Shareholders,

I am pleased to report that Mondelēz International delivered strong results in 2022, and on behalf of the Board of Directors, to reinforce our confidence that our Company has the right strategy, the right products and the right people to drive robust results in the years ahead. We remain committed to providing thoughtful, independent oversight and counsel on the Company’s strategy and operations – while continuing to promote our strong governance culture as well as our focus on making a positive impact on the consumers, customers and communities we serve.

In 2022, Mondelēz International announced Vision 2030 – a refined long-term strategy to advance our global snacking leadership as the Company enters its second decade. Building upon its enduring strategic pillars of Growth, Execution and Culture, the Company elevated Sustainability to become its fourth strategic pillar and rolled out an exciting evolution to enhance its focus and accelerate growth.

In announcing Vision 2030, the Company reaffirmed its portfolio reshaping strategy – with the goal of achieving 90% of revenue from its core categories of chocolate, biscuits and baked snacks. As a Board, we believe that focusing on these attractive, resilient categories will enable the Company to extend its leadership in key snacking occasions, while growing household penetration and consumption around the world. We look forward to continuing to partner closely with Chairman and CEO Dirk Van de Put and the broader executive team to satisfy consumers’ rising preference for snacking and to capitalize on new and emerging opportunities in baked snacks, including snack bars, cakes and pastries.

In elevating Sustainability to the fourth pillar of our long-term strategy, the Company and the Board affirmed our belief that helping to drive positive change at scale is an integral part of value creation – with positive returns for all our stakeholders – and we are pleased with the progress that Team MDLZ already has delivered. For example, in late 2022, the Company launched the next chapter of Cocoa Life – its program designed to help lift up the people and restore the landscapes where cocoa grows – with an incremental investment of $600 million, bringing its total investments to $1 billion by 2030. Additionally, Mondelēz International continued to expand its use of renewable energy to reduce Scope 1 and 2 greenhouse gas emissions, while advancing its Light & Right Packaging strategy, with ~95% of packaging designed for recyclability.

2023 PROXY STATEMENT | 4

As Mondelēz International’s strategy evolves, our approach to executive compensation remains closely aligned with financial and strategic performance, with plan metrics designed to drive high quality results against each of our strategic pillars. This helps ensure that executives are appropriately incentivized to drive growth and that compensation is aligned with the shareholder experience. The Board and the People and Compensation Committee remain committed to maintaining our strong pay-for-performance philosophy.

As I near the completion of my first year as Lead Director, I am pleased to report that the Board and Company remain focused on advancing diversity, equity and inclusion (“DEI”), because we understand the importance of keeping Mondelēz International’s brands locally and culturally relevant, and we know our operations should reflect the consumers we serve. Accordingly, the Company is currently participating in a voluntary, independent, third-party racial equity audit in the United States and Canada. We believe this audit will be an important next step on the Company’s DEI journey, helping us better assess the progress of our ongoing DEI efforts to drive innovation and growth, while fostering productive stakeholder dialogue. We expect to share findings from the audit later this year.

Earlier this year, we appointed Anindita Mukherjee, Chairwoman & CEO of Pernod Ricard North America, to the Board. Her expertise in consumer insights, commercial execution and brand innovation provides important perspective as we continue to offer the management team critical decision-making support and oversight. After many years of valuable service, Lois D. Juliber and Christina S. Shi will not stand for re-election this year. The Board joins me in thanking them both for their many contributions to Mondelēz International. As part of our commitment to committee rotation and succession, following the Annual Meeting and provided they are re-elected, the Board anticipates that Michael A. Todman will assume leadership of the People and Compensation Committee and Jane Hamilton Nielsen will assume leadership of the Finance Committee.

Overall, our nine director nominees include three women, represent several national origins, range in age from 57 to 74, and collectively bring a myriad of professional and life experiences to the Board. One director nominee self-identifies as Asian, two director nominees self-identify as Black and six self-identify as white. As Mondelēz International continues to execute its strategy, the Board is well-equipped to create long-term value for our shareholders.

We recognize that when you buy shares in Mondelēz International, you are placing your trust in the Board of Directors, the management team and the Company. We value your investment, and we are committed to meeting your expectations of delivering long-term, sustainable value.

On behalf of the Board of Directors, thank you for your investment in Mondelēz International as we continue striving to become the global snacking leader. To learn more about the Board, as well as our governance approach, policies and oversight role, please consult this proxy statement and visit our website at www.mondelezinternational.com.

Please review the proxy statement and annual report in full. We recommend that you vote in accordance with our recommendations to advance the Company’s long-term growth and success.

Sincerely,

Lead Director
Mondelēz International, Inc.

2023 PROXY STATEMENT | 5

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE 9:00 a.m. CDT on May 17, 2023 Venue Virtual Annual Meeting www.virtualshareholdermeeting.com/MDLZ2023 Record Date March 8, 2023	905 West Fulton Market, Suite 200 Chicago, IL 60607

ITEMS OF BUSINESS:

1.  To elect as directors the nine director nominees named in the Proxy Statement (“Proxy Statement”);

2.  To approve, on an advisory basis, the Company’s executive compensation;

3.  To hold an advisory vote on the frequency of future advisory votes to approve executive compensation;

4.  To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accountants for the fiscal year ending December 31, 2023;

5.  To vote on three shareholder proposals if properly presented at the meeting; and

6.  To transact any other business properly presented at the meeting.

WHO MAY VOTE:

Shareholders of record of Mondelēz International Class A Common Stock at the close of business on March 8, 2023, are entitled to vote at the Annual Meeting.

DATE OF DISTRIBUTION:

On or about April 6, 2023, we distributed the Notice of Internet Availability of Proxy Materials and made available electronically the Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2022, online at http://materials.proxyvote.com/609207.

On or about April 10, 2023, we expect to mail the Proxy Statement, Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2022, to shareholders who previously elected to receive a paper copy of the Proxy Materials.

FORMAT OF THE ANNUAL MEETING OF SHAREHOLDERS:

The Board of Directors (the “Board”) has determined that we will hold a virtual 2023 Annual Meeting of Shareholders (the “Annual Meeting”) via webcast. We have designed the format of the Annual Meeting so that shareholders have the same rights and opportunities as they would have at a physical meeting for meaningful engagement with the Company.

Access to the Webcast of the Annual Meeting: The webcast of the Annual Meeting will begin at 9:00 a.m. CDT on May 17, 2023. Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for shareholders to log in and test their device’s system. A recording of the Annual Meeting will be available following the meeting in the investor relations section of our website at www.mondelezinternational.com.

2023 PROXY STATEMENT | 6

Log-In Instructions: To attend the Annual Meeting, shareholders will need to log in to www.virtualshareholdermeeting.com/MDLZ2023 using the 16-digit control number shown on their Notice of Internet Availability of Proxy Materials, Proxy Card or voting instruction form (“VIF”).

Submitting Questions at the Annual Meeting: An online portal is available to shareholders at www.proxyvote.com, where they can view and download our Proxy Materials and our Annual Report on Form 10-K for the year ended December 31, 2022. On the day of, and during, the Annual Meeting, shareholders can view our agenda and meeting procedures and submit questions on www.virtualshareholdermeeting.com/MDLZ2023. Shareholders must have their 16-digit control number to submit questions. Shareholders can raise questions about the items of business for the meeting, and, after the business portion of the Annual Meeting concludes and the meeting is adjourned, shareholders will have another opportunity to raise general questions.

We intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the items being voted on by shareholders, as time permits and in accordance with our meeting procedures. Answers to questions that we are unable to address during the Annual Meeting will be posted following the meeting on the investor relations section of our website. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use the meeting time and address a variety of shareholder questions, we will respond to no more than three questions from any single shareholder.

Technical Assistance: We encourage shareholders to access the meeting before the start time. If you encounter any difficulties accessing the meeting or during the meeting time, please call 1-844-986-0822 (U.S.) or 1-303-562-9302 (International).

On behalf of our Board of Directors, management and employees, thank you for your continued support.

Ellen M. Smith
Senior Vice President & Chief Counsel, Chief Compliance Officer & Corporate Secretary
April 6, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2023

Mondelēz International, Inc.’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022, are available at http://materials.proxyvote.com/609207.

HOW TO VOTE

Even if you plan to attend the Annual Meeting online, please vote in advance. If you are voting via the Internet, with your mobile phone or by telephone, be sure to have your Proxy Card or VIF in hand and follow the instructions. You can vote any of four ways:

VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY TELEPHONE Call the telephone number on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date and return the Proxy Card in the envelope provided.

2023 PROXY STATEMENT | 7

Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document. We assume no liability for any third-party content contained on the referenced websites.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management; any statements regarding our environmental, social and governance and sustainability strategies, goals and initiatives; any statements regarding future economic conditions or performance; any statements of belief or expectation; and any statements of assumptions underlying any of the foregoing or other future events. Forward-looking statements may include, among others, the words, and variations of words, “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “likely,” “estimate,” “anticipate,” “objective,” “predict,” “project,” “drive,” “seek,” “aim,” “target,” “potential,” “commitment,” “outlook,” “continue” or any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Please see our risk factors, as they may be amended from time to time, set forth in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report except as required by applicable law or regulation.

The information included in, and any issues identified as material for purposes of, this document may not be considered material for SEC reporting purposes. In the context of this disclosure, the term “material” is distinct from, and should not be confused with, such term as defined for SEC reporting purposes. In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

2023 PROXY STATEMENT | 8

TABLE OF CONTENTS

LETTER FROM OUR CHAIRMAN AND CHIEF EXECUTIVE OFFICER	1
LETTER FROM OUR LEAD DIRECTOR	4
NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS	6
PROXY STATEMENT SUMMARY	10
2023 Annual Meeting of Shareholders	10
How to Vote in Advance of the Meeting	10
Items of Business	11
About Mondelēz International	12
Director Nominees	12
Our Governance Framework	14
Executive Compensation	16
ITEM 1. ELECTION OF DIRECTORS	18
How We Build an Experienced and Qualified Board	18
Director Skills	21
Shareholder Recommendations for Director Candidates	23
Shareholders Elect Directors Annually	23
Director Nominees for Election at the Annual Meeting	24
CORPORATE GOVERNANCE	33
Governance Guidelines	33
Director Onboarding and Education	35
Board Leadership Structure	36
Director Independence	38
Board Oversight of Strategy	39
Board Oversight of Risk Management	39
Board Oversight of Human Capital Management and Corporate Culture	41
Meeting Attendance	43
Codes of Conduct	44
Where to Find More Information	44
Review of Transactions with Related Persons	45
Shareholder Outreach and Communication with the Board	46
BOARD COMMITTEES AND MEMBERSHIP	47
Committee Membership	47
Audit Committee	48
Finance Committee	51
Governance, Membership and Sustainability Committee	52
People and Compensation Committee	54
OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES	58
Our Strategic Focus Areas	58
Board Oversight and Governance of ESG	59
Our Goals	59
United Nations Sustainable Development Goals	60
ESG Reporting	60
COMPENSATION OF NON-EMPLOYEE DIRECTORS	61
COMPENSATION DISCUSSION AND ANALYSIS	65
Executive Summary	65
Detailed Program Discussion	72
Compensation Governance	90
EXECUTIVE COMPENSATION TABLES	94
2022 Summary Compensation Table	94
2022 Grants of Plan-Based Awards	96
2022 Outstanding Equity Awards at Fiscal Year-End	97
2022 Options Exercised and Stock Vested	99
2022 Pension Benefits	99
Retirement Benefit Plan Description	100
2022 Non-Qualified Deferred Compensation Benefits	100
Potential Payments Upon Termination or Change in Control	102
PEOPLE AND COMPENSATION COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2022	108
CEO PAY RATIO	109
PAY VERSUS PERFORMANCE	110
OWNERSHIP OF EQUITY SECURITIES	114
Delinquent Section 16(a) Reports	115
ITEM 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	116
ITEM 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION	117
ITEM 4. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2023	118
Review of Independent Registered Public Accountants	118
Selection of Independent Registered Public Accountants	119
SHAREHOLDER PROPOSALS	120
ITEM 5. SHAREHOLDER PROPOSAL	121
Require Independent Chair of the Board	121
ITEM 6. SHAREHOLDER PROPOSAL	124
Publish Annual Benchmarks for Achieving Company’s 2025 Cage-Free Egg Goal	124
ITEM 7. SHAREHOLDER PROPOSAL	127
Adopt Public Targets to Eradicate Child Labor in Cocoa Supply Chain	127
OTHER MATTERS THAT MAY BE PRESENTED AT THE ANNUAL MEETING	130
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING	131
Voting Instructions to Proxies	131
Attending and Voting at the Annual Meeting	131
Getting Information and Asking Questions Before and During the Annual Meeting	131
Frequently Asked Questions About the Annual Meeting and Voting	132
2024 ANNUAL MEETING OF SHAREHOLDERS	138
Shareholder Nominations and Proposals for the 2024 Annual Meeting	138
ANNEX A: FINANCIAL MEASURES DEFINITIONS	A-1
GAAP to Non-GAAP Reconciliations	A-5

2023 PROXY STATEMENT | 9

Back to Contents

PROXY STATEMENT SUMMARY

This summary highlights select information contained elsewhere in this Proxy Statement. You should read the entire Proxy Statement carefully and consider all available information before voting. For more complete information regarding the Company’s 2022 performance, please see our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”).

2023 Annual Meeting of Shareholders
9:00 a.m. CDT on Wednesday, May 17, 2023.	The Annual Meeting will be a virtual meeting of shareholders conducted via webcast.	Record Date March 8, 2023.	Each outstanding share of Class A Common Stock (“Common Stock”) is entitled to one vote on each matter to be voted upon at the Annual Meeting.

Shareholders may pre-register to attend the meeting, vote and submit questions by visiting www.virtualshareholdermeeting.com/
MDLZ2023 and using the 16-digit control number shown on their Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.

How to Vote in Advance of the Meeting

Even if you plan to attend the Annual Meeting, please vote in advance. If you are voting via the Internet, with your mobile device or by telephone, be sure to have your Proxy Card or VIF in hand and follow the instructions. You can vote in advance of the meeting any of four ways:

VIA THE INTERNET Visit the website listed on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	WITH YOUR MOBILE DEVICE Scan the QR barcode on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY TELEPHONE Call the telephone number on your Notice of Internet Availability of Proxy Materials, Proxy Card or VIF.	BY MAIL If you received paper copies of your Proxy Materials, mark, sign, date and return the Proxy Card in the envelope provided.

2023 PROXY STATEMENT | 10

Back to Contents

Items of Business
Item	Voting Choices	Board’s Voting Recommendation	More Information
Company Proposals:
Item 1. Election of nine director nominees named in the Proxy Statement	With respect to each nominee: For Against Abstain	FOR All Nominees	Page 18
Item 2. Advisory vote to approve executive compensation	For Against Abstain	FOR	Page 116
Item 3. Advisory vote on the frequency of future advisory votes to approve executive compensation	One Year Two Years Three Years Abstain	ONE YEAR	Page 117
Item 4. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accountants for the fiscal year ending December 31, 2023	For Against Abstain	FOR	Page 118
Shareholder Proposals:
Item 5. Require independent chair of the board	For Against Abstain	AGAINST	Page 121
Item 6. Publish annual benchmarks for achieving Company’s 2025 cage-free egg goal	For Against Abstain	AGAINST	Page 124
Item 7. Adopt public targets to eradicate child labor in cocoa supply chain	For Against Abstain	AGAINST	Page 127
Transact any other business properly presented at the meeting.

2023 PROXY STATEMENT | 11

Back to Contents

About Mondelēz International

Mondelēz International empowers people to snack right around the world. With global net revenues of $31.5 billion in 2022, we are leading the future of snacking with iconic global and local brands such as Oreo, Ritz, LU, CLIF Bar and Tate’s Bake Shop biscuits and baked snacks, as well as Cadbury Dairy Milk, Milka and Toblerone chocolate. Our mission is to provide the right snack, for the right moment, made the right way.

Director Nominees

ELECTION OF DIRECTORS – NOMINEES

The Governance, Membership and Sustainability Committee (the “Governance Committee”) recommended and the Board nominated each of the nine director nominee listed here. Directors are elected for a term of one year. Additional information about the director nominees is provided under “Director Nominees for Election at the Annual Meeting” on page 24. Lois D. Juliber and Christiana S. Shi will not stand for re-election and the Board thanks them for their service. The size of the Board will be reduced to nine members as of the Annual Meeting.

2023 PROXY STATEMENT | 12

Back to Contents

Director Nominees at a Glance

Lewis W.K. Booth Former Executive Vice President and Chief Financial Officer, Ford Motor Company Director since 2012 White/Male Age: 74 INDEPENDENT	Charles E. Bunch Retired Executive Chairman, PPG Industries, Inc. Director since 2016 White/Male Age: 73 INDEPENDENT	Ertharin Cousin Founder, President and Chief Executive Officer, Food Systems For The Future Institute Director since 2022 Black/Female Age: 65 INDEPENDENT

Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc. Director since 2012 White/Male Age: 61 INDEPENDENT	Anindita Mukherjee Chairwoman and Chief Executive Officer, Pernod Ricard North America Director since 2023 Asian/Female Age: 57 INDEPENDENT	Jane Hamilton Nielsen Chief Operating Officer and Chief Financial Officer, Ralph Lauren Corporation Director since 2021 White/Female Age: 58 INDEPENDENT

Patrick T. Siewert Managing Director and Partner, The Carlyle Group, L.P. Director since 2012 Lead Director since 2022 White/Male Age: 67 INDEPENDENT	Michael A. Todman Former Vice Chairman, Whirlpool Corporation Director since 2020 Black/Male Age: 65 INDEPENDENT	Dirk Van de Put Chairman and Chief Executive Officer, Mondelēz International, Inc. Director since 2017 White/Male Age: 62

We Value the Diversity of our Director Nominees

2023 PROXY STATEMENT | 13

Back to Contents

Our Governance Framework

OUR STRONG CORPORATE GOVERNANCE FRAMEWORK PROMOTES THE LONG-TERM INTERESTS OF SHAREHOLDERS AND ACCOUNTABILITY AND TRUST IN THE COMPANY

Our governance practices and policies enhance the effectiveness and accountability of our Board and promote the Company’s long-term success. Key aspects of our corporate governance framework are highlighted below. You can find additional detail under “Corporate Governance” beginning on page 33, “Compensation Governance” on page 90, and “2024 Annual Meeting of Shareholders” on page 138.

Key Practice or Policy	Benefits

Independent Lead Director. Our independent Lead Director has broad and substantive duties and responsibilities that have considerable overlap with those typically performed by an independent Board Chair, including:

•

Engages in planning and approval of meeting schedules and agendas;

•

Presides over regular executive sessions of independent directors;

•

Provides input into the design of the annual Board, committee and individual director self-evaluation process;

•

Conducts the annual Board and individual director self-evaluation process in coordination with the Governance Committee; and

•

Consults with major shareholders.

A highly effective and engaged independent Lead Director:

•

Provides independent Board leadership and oversight, including with respect to business matters and risk management activities;

•

Enhances independent directors’ input and investors’ perspectives on agendas and discussions;

•

Fosters candid discussion during regular executive sessions of the independent directors;

•

Facilitates effective communication and interaction between the Board and management;

•

Serves as a liaison between the independent directors and the Chair and CEO; and

•

Provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.

•

At least 80% of our directors must meet the independence requirements prescribed by Nasdaq listing standards.

•

The Guidelines provide that currently the Chair and CEO should be the only member of management to serve as a director.

•

Provides independent Board oversight of management on behalf of shareholders.

•

Board composed entirely of independent directors, with the exception of the CEO.

•

Committees composed entirely of and chaired by independent directors.

Annual Board and Committee Self-Assessments. Annual Board, committee and director self-assessments include candid, one-on-one conversations between the independent Lead Director and each director, in coordination with the Governance Committee.

•

Promotes continuous process improvement of the Board and committees.

•

Provides an opportunity to discuss individual directors’ contributions and performance and to solicit their views on improving Board and committee performance.

Tenure and Retirement Policies. Non-employee directors have a term limit of 15 years and will not be nominated for election to the Board after their 75th birthday.	• Promotes ongoing Board evolution and refreshment.
Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee and individual director accountability.

2023 PROXY STATEMENT | 14

Back to Contents

Key Practice or Policy	Benefits
Proxy Access. Shareholders that own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.
Special Meeting of Shareholders. The holders of at least 20% of the voting power of our outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

Regular Shareholder Engagement.

•

We regularly engage with shareholders to seek their input on emerging issues, address their questions and understand their perspectives.

•

The independent Lead Director is available for consultation with our major shareholders.

•

Following our 2022 Annual Meeting of Shareholders, we reached out to shareholders representing nearly 51% of our outstanding shares, and engaged with 17 different shareholders that collectively represent approximately 30% of our outstanding shares. The independent Lead Director met with shareholders representing approximately 19% of our outstanding shares.

•

This practice provides open channels of communication with our shareholders and helps ensure we regularly consider and respond to feedback on the Company’s strategy, corporate governance, compensation and environmental, social and governance (“ESG”) practices.

Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long-term interests.

Anti-Hedging Policy. Our Insider Trading Policy prohibits employees and directors from engaging in transactions involving derivative securities, short-selling, or hedging transactions that create an actual or potential bet against Mondelēz International, Inc. or one of its subsidiaries.

Eliminates the opportunity to benefit from a decrease in our stock price.

2023 PROXY STATEMENT | 15

Back to Contents

Executive Compensation

OVERVIEW OF PAY ELEMENTS

This table identifies and describes the primary elements of the 2022 executive compensation program for our Named Executive Officers (“NEOs”). A more detailed discussion, including definitions of the financial measures used in our Annual Incentive Plan (“AIP”) and Performance Share Unit (“PSU”) grants, appears later in this Compensation Discussion and Analysis (“CD&A”) and in Annex A.

Pay Element	Vehicle	2022 Performance Measures[1]	Objective
Base Salary	Cash	Fixed cash paid regularly	Attract and retain world-class business leaders by offering market competitive salaries based on position, scope of role and experience
Annual Incentive	**100%** At-risk cash	**80% Financial Measures:** • Organic Volume Growth (15%) • Organic Net Revenue Growth (15%) • Adjusted Gross Profit Growth (35%) • Adjusted Operating Income Growth (15%) • Free Cash Flow (20%) +/- Market Share Overlay **20% Strategic Progress Indicators (SPI) Goals[2]**	Reward and motivate annual accomplishment of critical financial and strategic objectives across our 4 pillars of strategy: growth, execution, culture and sustainability
Long-Term Incentive	**75% Performance Share Units** • 3-year cliff vest • 1-year holding requirement post vest	• 25% Organic Net Revenue Growth • 25% Adjusted EPS Growth • 50% Relative Total Shareholder Return	Reward long-term performance for delivering growth and creating shareholder value
	25% Stock Options • 3-year ratable vest • 1-year holding requirement post exercise	**Stock Price**

(1)

See definitions in Annex A.

(2)

Based on SPI goals, including ESG goals. See Strategic Progress Indicators on page 77 for detail on the 2022 SPI goals.

2022 COMPENSATION PROGRAM DESIGN CHANGES

We did not make any material changes to our 2022 design relative to our design in 2021. Our program remains aligned with our compensation strategy and reflects ongoing shareholder feedback.

2023 PROXY STATEMENT | 16

Back to Contents

TOTAL TARGET COMPENSATION MIX

The People and Compensation Committee places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the AIP and stock options and PSUs under the Long-Term Incentive Plan (“LTIP”). Our focus on performance-based compensation rewards strong Company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.

Below we show the 2022 total target compensation mix for our CEO and, on average, our other NEOs. This compensation mix includes base pay, target annual incentive and long-term incentive grants. A significant portion of compensation for both the CEO and the other NEOs is at risk/variable pay.

2022 Target Compensation

2023 PROXY STATEMENT | 17

Back to Contents

ITEM 1. ELECTION OF DIRECTORS

How We Build an Experienced and Qualified Board

OBJECTIVE

The Governance Committee works with the Board to determine the appropriate mix of individuals who will form a Board that is strong in its collective knowledge, competencies and experiences.

HOW WE GET THERE

The Governance Committee identifies, evaluates and recommends to the Board director nominees for election at the Annual Meeting. The Committee invites director nominee suggestions from the directors, management, shareholders and others. In addition, the Governance Committee has retained a third-party executive search firm to assist in identifying and evaluating potential director nominees based on the Board’s recruitment objectives.

The Governance Committee considers the factors below when selecting and recruiting directors in the annual nomination process. This year, the Board is renominating nine incumbent directors. Ms. Juliber and Ms. Shi will not stand for re-election at the Annual Meeting. Effective as of the Annual Meeting, the size of the Board will be reduced to nine.

Relevant Qualifications, Knowledge and Experience

The Board believes all directors should possess certain attributes, including integrity, sound business judgment and strategic vision, as these characteristics are necessary to establish a competent, ethical and well-functioning board that best represents shareholders’ interests.

Consistent with our Corporate Governance Guidelines (the “Guidelines”), when evaluating the suitability of an individual for nomination to our Board, the Governance Committee considers:

•

the candidate’s general understanding of the varied disciplines relevant to the success of a large, publicly traded company in today’s global business environment;

•

the candidate’s understanding of the Company’s global businesses and markets;

•

the candidate’s professional experience and educational background;

•

other factors that promote diversity of views, knowledge, experience and backgrounds, including diversity with respect to demographics such as gender, race, ethnicity, national origin and geography;

•

whether the candidate meets various independence requirements, including whether his or her service on boards and board committees of other organizations is consistent with our conflicts of interest policy; and

•

whether the candidate can devote sufficient time and effort to fulfill a director’s responsibilities to the Company given his or her other commitments.

See Key Competencies on page 20.

2023 PROXY STATEMENT | 18

Back to Contents

Individual Director Self-Assessments

The Board believes that directors should not expect to be renominated automatically, and that directors’ qualifications and performance should be evaluated annually.

The annual Board and director self-assessment processes are important determinants in a director’s renomination and tenure. Annually, all incumbent director nominees complete questionnaires to update and confirm their background, qualifications and skills, and to identify any potential conflicts of interest. The Governance Committee, in coordination with the independent Lead Director, assesses the experience, qualifications, attributes, skills, diversity and contributions of each director. The Governance Committee also considers each individual in the context of the Board composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent our shareholders’ interests through the exercise of sound judgment and informed decision-making.

Board Refreshment Through Director Tenure and Age Limits

The Board believes it is helpful to have a balance of long-term members with in-depth knowledge of our business and new members who bring valuable skills and fresh perspectives.

Our Guidelines provide that non-employee directors have a term limit of 15 years. In addition, non-employee directors will not be nominated for re-election to the Board after they reach age 75.

The current Board composition reflects the Board’s commitment to ongoing refreshment and the importance of maintaining a balance of tenure and experience. Ms. Juliber has reached her term limit and will not be renominated for election at the Annual Meeting.

The Board Seeks and Values Diversity The Board’s overall diversity is an important aspect of the director recruitment and nomination process.

The director nominees include three women, represent several national origins, vary in age from 57 to 74, and collectively bring a range of professional and life experiences to the Board. One self-identifies as Asian, two self-identify as Black and six self-identify as white.

When assembling the pool of candidates from which directors are selected, the Governance Committee considers criteria including gender, race, ethnicity, national origin and geographic location, as diversity in those characteristics promotes a breadth of views, knowledge, experience and backgrounds that contributes to more informed and effective decision-making. As part of the search process for each new director, the Governance Committee actively seeks out (and will instruct any search firm it engages to provide) women and minority candidates to include in the pool from which director nominees are chosen. The Governance Committee assesses the effectiveness of the Board’s efforts to promote diversity as part of its annual assessment of the Board’s composition.

This year, the Board is nominating nine incumbent directors. Ms. Juliber and Ms. Shi, who were elected by the shareholders at the 2022 Annual Meeting of Shareholders, will not stand for re-election in 2023. Effective as of the Annual Meeting, the size of the Board will be reduced to nine. The Board anticipates Ms. Nielsen will become the Chair of the Finance Committee and Mr. Todman will become the Chair of the People and Compensation Committee following the Annual Meeting, provided they are re-elected.

2023 PROXY STATEMENT | 19

Back to Contents

BOARD COMPOSITION: DIRECTOR QUALIFICATIONS, KNOWLEDGE AND EXPERIENCE

Based upon its discussions with the Board, the Governance Committee has identified seven key director competencies that are desirable in order for the Board to fulfill its current and future obligations.

Key Competencies		Relevant Experience
INDUSTRY EXPERIENCE	Industry Experience is vital to reviewing and understanding strategy, and the connections between strategy and the potential acquisition of businesses that offer complementary products or services.	• Food and beverage • Consumer products • Global food strategies
SIGNIFICANT OPERATING EXPERIENCE

Significant Operating Experience as a current or former executive of a large global company or other large organization gives a director specific insight and expertise that will foster active participation in the development and implementation of the Company’s operating plan and business strategy.

• CEO/COO • Manufacturing operations • Retail operations • Technology/information technology strategy
LEADERSHIP EXPERIENCE

Leadership Experience gives a director the ability to motivate, manage, and identify and develop leadership qualities in others and promotes strong critical thinking and verbal communication skills, as well as diversity of views and thought processes.

• CEO/COO or other leadership positions at complex organizations • M&A/alliances/partnerships • Strategic planning • Talent assessment and people development/compensation
SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	Substantial Global Business and Other International Experience are important given the Company’s global presence.	• Developed markets • Emerging markets • Government affairs/regulatory compliance
ACCOUNTING AND FINANCIAL EXPERTISE	Accounting and Financial Expertise enables a director to analyze financial statements, capital structure and complex financial transactions, and oversee accounting and financial reporting processes.	• CFO • M&A/alliances/partnerships • Financial acumen/capital markets • Cost management
PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE

Product Research, Development and Marketing Experience in the food and beverage sector or a complementary industry contributes to a director’s ability to oversee efforts to identify and develop new food and beverage products and implement marketing strategies that will improve performance.

• Consumer insights and analytics • Research & development • Innovation • New media/digital technology/digital commerce

2023 PROXY STATEMENT | 20

Back to Contents

Key Competencies	Relevant Experience
PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

Public Company Board and Corporate Governance Experience at a large publicly traded company provides a director with a solid understanding of the extensive and complex oversight responsibilities of public company boards and furthers the goals of greater transparency, accountability and protection of shareholders’ interests.

• CEO/COO/other governance leadership positions • Government affairs/regulatory compliance • Public company board service • Corporate governance knowledge • Risk oversight

Director Skills
Director Nominee Skills & Experience
Industry Experience				•	•	•	•	•	•
Significant Operating Experience	•	•	•	•	•	•	•	•	•
Leadership Experience	•	•	•	•	•	•	•	•	•
Substantial Global Business and Other International Experience	•	•	•	•	•	•	•	•	•
Accounting and Financial Expertise	•	•				•	•	•	•
Product Research, Development and Marketing Experience		•		•	•		•	•	•
Public Company Board and Corporate Governance Experience	•	•	•	•	•	•	•	•	•

INDIVIDUAL DIRECTOR SELF-ASSESSMENTS AND CONSIDERATIONS FOR RENOMINATION OF INCUMBENT DIRECTORS

The Board does not believe that directors should expect to be automatically renominated. Therefore, annual Board and director self-assessments are important determinants in a director’s renomination and tenure.

The Governance Committee coordinates annual Board, committee and director self-assessments. The assessment process includes one-on-one discussions between each director and the independent Lead Director. All incumbent director nominees complete questionnaires annually to update and confirm their background, qualifications and skills, and to identify any potential conflicts of interest. The Governance Committee assesses the experience, qualifications, attributes, skills, diversity and contributions of each director. In coordination with the independent Lead Director, the Governance Committee also considers each individual in the context of the Board’s composition as a whole, with the objective of recruiting and recommending a slate of director nominees who can best sustain the Company’s success and represent shareholders’ interests by exercising sound judgment and informed decision-making.

BOARD REFRESHMENT THROUGH DIRECTOR TENURE AND AGE LIMITS

The Board believes the optimal Board composition has a balance of tenured members with in-depth knowledge of the Company’s business and operations and newer members who bring fresh perspectives. To that end, our Guidelines provide that non-employee directors have a term limit of 15 years and will not be nominated for re-election to the Board after they turn 75.

2023 PROXY STATEMENT | 21

Back to Contents

In addition, as noted above, the Board’s annual self-assessment process includes director self-assessments and discussions between the independent Lead Director and each director, in coordination with the Governance Committee, regarding the director’s strengths and opportunities to enhance contributions.

The current Board composition reflects the Board’s commitment to ongoing refreshment, with four new directors joining the Board in the last three years.

THE BOARD SEEKS AND VALUES DIVERSITY

The Board values diversity, equity and inclusion (“DEI”), and the Board’s diversity is an important aspect of the director recruitment and nomination process. When assembling the pool of candidates from which directors are selected, the Governance Committee considers criteria including gender, race, ethnicity, national origin and geographic location, as diversity in those characteristics promotes a breadth of views, knowledge, experience and background that contributes to more informed and effective decision-making. The Guidelines state that as part of the search process for each new director, the Governance Committee must actively seek out (and instruct any search firm it engages to provide) women and minority candidates to include in the pool from which director nominees are chosen. As part of its annual assessment of the Board’s composition, the Governance Committee also evaluates the effectiveness of the Board’s efforts to promote diversity. The ultimate selection of directors from the candidate pool depends on a variety of factors, which are discussed under “How We Build an Experienced and Qualified Board” on page 18 and “Board Composition: Director Qualifications, Knowledge and Experience” on page 20.

The Board also embraces and encourages the Company’s DEI culture. The Board is a signatory to the Board Diversity Action Alliance (the “Alliance”), which seeks to increase the representation of racially and ethnically diverse leaders on boards of corporations, beginning with Black directors. The Alliance is also accelerating change through enhanced disclosure of directors’ race and ethnicity and annual reporting of progress on DEI. Twice per year, the Board reviews the Company’s DEI strategy, stakeholder interests, risks and progress with our SVP, Chief Global Diversity & Inclusion Officer (“Chief Diversity & Inclusion Officer”).

The Board’s directors bring a diversity of gender, race, national original, thought and global experiences that promotes informed decision-making. Our director nominees include three women, vary in age from 57 to 74, represent several national origins and collectively bring a range of professional and life experiences to the Board’s work. One self-identifies as Asian, two self-identify as Black and six self-identify as white.

2023 PROXY STATEMENT | 22

Back to Contents

2023 Board Nominee Diversity Matrix (As of March 8, 2023)
Total Number of Directors	9
	Female	Male
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
African American or Black	1	1
Asian	1	0
White	1	5
Shareholder Recommendations for Director Candidates

The Governance Committee will consider recommendations for director candidates submitted by shareholders. Shareholders should submit the proposed candidate’s name along with the same information required for a shareholder to nominate a candidate for election to the Board at an annual meeting. Recommendations should be sent to our Corporate Secretary in the manner set forth in the advance notice provisions of our Amended and Restated By-Laws (“By-Laws”).

The Governance Committee evaluates director candidates recommended by shareholders using the same criteria as it uses to evaluate candidates from other sources. Following the evaluation process, the Governance Committee makes a recommendation to the Board regarding the candidate’s appointment or nomination for election to the Board, and the Board considers whether to appoint or nominate the candidate. Shareholders who nominate prospective candidates will be advised of the Board’s decision.

Shareholders Elect Directors Annually

Directors are elected annually by a majority of votes cast if the election is uncontested. The terms of all directors elected at the Annual Meeting are scheduled to end at the 2024 Annual Meeting of Shareholders or when a director’s successor has been duly elected and qualified.

The Governance Committee recommended, and the Board nominated for election at the Annual Meeting, the nine individuals introduced below. Ms. Mukherjee, who was appointed to the Board in January 2023, was recommended for consideration by Russell Reynolds Associates, an international executive search firm, to assist in the identification and assessment of potential director candidates. Shareholders most recently elected ten incumbent directors to one-year terms at the 2022 Annual Meeting of Shareholders. Ms. Juliber and Ms. Shi, who were re-elected by the shareholders at the 2022 Annual Meeting of Shareholders, will not stand for re-election in 2023, and the Board thanks them for their service.

Each director nominee consented to being nominated for election to the Board and to serving on the Board, if elected. If a director nominee should become unavailable to serve as a director, the individuals named as proxies intend to vote the shares for a replacement director nominee designated by the Board. In lieu of naming a substitute, the Board may reduce the number of directors on the Board.

2023 PROXY STATEMENT | 23

Back to Contents

Director Nominees for Election at the Annual Meeting
THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NINE DIRECTOR NOMINEES INTRODUCED BELOW.

The following information regarding each director nominee is as of March 8, 2023, unless otherwise noted.

Lewis W.K. Booth Former Executive Vice President and Chief Financial Officer, Ford Motor Company INDEPENDENT	DIRECTOR SINCE: October 2012 White/Male Age 74	DIRECTOR SKILLS:	BOARD COMMITTEES: • Audit (Chair) • Finance

PROFESSIONAL BACKGROUND:
Mr. Booth served as Executive Vice President and Chief Financial Officer of Ford Motor Company, a global automobile manufacturer, from 2008 until his retirement in 2012. From 2005 to 2008, he was Executive Vice President of Ford of Europe, Volvo Car Corporation, and Ford Export Operations and Global Growth Initiatives, and Executive Vice President of Ford’s Premier Automotive Group. Mr. Booth held various other executive leadership positions during his 34-year career with Ford, including Chairman and Chief Executive Officer of Ford of Europe, President of Mazda Motor Corporation, and President of Ford Asia Pacific and Africa Operations.

Mr. Booth is a Chartered Management Accountant. He was appointed Commander of the Order of the British Empire in June 2012 for his services to the United Kingdom’s automotive and manufacturing industries.

DIRECTOR QUALIFICATIONS:

•

During his career at Ford, Mr. Booth gained global business experience by leading operations in Africa, Asia and Europe. In these and other roles, he successfully implemented major growth initiatives, business restructuring and cost management, and was involved in strategy, product development, marketing and operations.

•

As Ford’s Chief Financial Officer during the 2008 financial crisis, Mr. Booth led a restructuring of Ford’s balance sheet and a return to growth and profitability.

•

Mr. Booth has extensive public company board and corporate governance experience. He is a former director of Gentherm Incorporated and Rolls-Royce Holdings plc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 24

Back to Contents

Charles E. Bunch Retired Executive Chairman, PPG Industries, Inc. INDEPENDENT	DIRECTOR SINCE: September 2016 White/Male Age 73	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance (Chair) • People and Compensation

PROFESSIONAL BACKGROUND:
Mr. Bunch served as Executive Chairman of PPG Industries, Inc., a manufacturer and distributor of a broad range of coatings, specialty materials and glass products, from September 2015 until his retirement in August 2016. He served as Chairman, President and Chief Executive Officer of PPG from 2005 until 2015; President and Chief Executive Officer from March 2005 until July 2005; President and Chief Operating Officer from 2002 until 2005; Executive Vice President, Coatings from 2000 to 2002; and Senior Vice President, Strategic Planning and Corporate Services from 1997 to 2000. He joined PPG in 1979 and held various positions in finance and planning, marketing and general management in the United States and Europe.

Mr. Bunch is a former director and chairman of the Federal Reserve Bank of Cleveland, which gave him a deep understanding of the U.S. economy and corporate finance. He also is a former director and chairman of the National Association of Manufacturers.

DIRECTOR QUALIFICATIONS:

•

During his 37-year career at PPG, Mr. Bunch gained valuable experience in executive leadership, operations management, cost management, risk management and strategic planning.

•

Under Mr. Bunch’s leadership, PPG accelerated its business transformation, becoming the world’s leading paints and coatings company through strategic actions that focused its business portfolio and expanded and strengthened its international presence. During his tenure as Chairman and Chief Executive Officer, PPG made more than 30 acquisitions and delivered strong growth and record financial performance.

•

Mr. Bunch has extensive public company board and corporate governance experience. He is a director of Marathon Petroleum Corporation and a former director of ConocoPhillips, H.J. Heinz Company, PPG and The PNC Financial Services Group, Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 25

Back to Contents

Ertharin Cousin Founder, President and Chief Executive Officer, Food Systems for the Future Institute INDEPENDENT	DIRECTOR SINCE: January 2022 Black/Female Age 65	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance • People and Compensation

PROFESSIONAL BACKGROUND:
Since September 2019, Ms. Cousin has served as Founder, President and Chief Executive Officer of Food Systems for the Future Institute, a non-profit organization to catalyze, enable and scale market-driven agtech, foodtech and food innovations, and also as Visiting Scholar, Spogli Institute for the Study of International Relations, Center for Food and Environment at Stanford University. She has served as Distinguished Fellow of The Chicago Council on Global Affairs, a global affairs think tank, since 2017. Ms. Cousin previously served as Payne Distinguished Lecturer and Visiting Fellow at Stanford University’s Spogli Institute from 2017 to 2019. From 2012 to 2017, Ms. Cousin served as Executive Director of the United Nations World Food Programme, the food-assistance branch of the United Nations. She was Ambassador and Permanent Representative to the United Nations Food and Agriculture Agencies on behalf of the U.S. Department of State from 2009 to 2012.

Ms. Cousin previously served in a variety of executive roles between 1987 and 2009, including Founding President and Chief Executive Officer of The Polk Street Group, a management services company; Executive Vice President and Chief Operating Officer of America’s Second Harvest; Senior Vice President, Public Affairs for Albertsons Companies; White House Liaison and Special Advisor to the Secretary for the 2016 Olympics for the U.S. Department of State; and Assistant Attorney General for The State of Illinois.

DIRECTOR QUALIFICATIONS:

•

Ms. Cousin has more than 40 years of national and international non-profit, government and corporate leadership experience, including leading the world’s largest humanitarian organization, the United Nations World Food Program, in Rome.

•

As U.S. Ambassador to the U.N. Agencies for Food and Agriculture in Rome, she represented U.S. interests in global leader discussions regarding humanitarian and development activities, and she served as the U.S. Representative for all food, agriculture and nutrition-related issues.

•

As Executive Vice President and Chief Operating Officer, Ms. Cousin led the national operations of the largest U.S. hunger relief organization, America’s Second Harvest (now Feeding America). She also has corporate leadership experience from serving as a member of Albertsons Companies, Inc.’s executive leadership team.

•

Ms. Cousin has public company executive, board and corporate governance experience. She is a director of Bayer AG.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 26

Back to Contents

Jorge S. Mesquita Former Chief Executive Officer, BlueTriton Brands, Inc INDEPENDENT	DIRECTOR SINCE: May 2012 White/Male Age 61	DIRECTOR SKILLS:	BOARD COMMITTEES: • Audit • Finance

PROFESSIONAL BACKGROUND:
Mr. Mesquita served as Chief Executive Officer of BlueTriton Brands, a beverage company that offers regional spring water and national purified water brands, from July 2021 to March 2022. Prior to that, he was Executive Vice President and Worldwide Chairman, Consumer of Johnson & Johnson, a global healthcare products company, from 2014 until 2019. He also served on J&J’s Executive Committee and led the Consumer Group Operating Committee. Mr. Mesquita was an advisor to Cinven, a U.K. private equity firm, from 2020 to 2021.

Mr. Mesquita was employed by Proctor & Gamble, a global marketer of consumer products, in various marketing and leadership capacities for 29 years from 1984 to 2013. During his tenure at P&G, he served as Group President – New Business Creation and Innovation from 2012 until 2013; Group President – Special Assignment from January 2012 until March 2012; Group President, Global Fabric Care from 2007 to 2011; President, Global Home Care from 2001 to 2007; and President of Commercial Products and President of P&G Professional from 2006 to 2007.

DIRECTOR QUALIFICATIONS:

•

Mr. Mesquita brings extensive experience leading major global company business units. In these roles, he has a strong track record of building and marketing global brands, including the reinvention of key brands, leading strategic business transformations, and driving strong, profitable growth.

•

As CEO of BlueTriton Brands, he embarked on growth and innovation initiatives. As Procter & Gamble’s Group President, New Business Creation and Innovation, Mr. Mesquita redesigned the business development organization and worked across the company with technology, marketing and finance leaders to develop groundbreaking innovation capabilities.

•

Mr. Mesquita was born and raised in Mozambique, Africa. He has lived and worked in several countries, including Venezuela, Mexico, Brazil and the United States. He is fluent in Portuguese, Spanish and English.

•

Mr. Mesquita has public company board and corporate governance experience. He is a director of Humana Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 27

Back to Contents

Anindita Mukherjee Chairwoman and Chief Executive Officer of Pernod Ricard North America INDEPENDENT	DIRECTOR SINCE: January 2023 Asian/Female Age 57	DIRECTOR SKILLS:	BOARD COMMITTEES: • Governance • People and Compensation

PROFESSIONAL BACKGROUND:
Ms. Mukherjee has served as Chairwoman and Chief Executive Officer of Pernod Ricard North America, a global leader in wine and spirits, since December 2019. Previously, she served as Global Chief Commercial Officer and Global Chief Marketing Officer for S.C. Johnson & Son, Inc., a multinational consumer product manufacturer from 2015 to 2019. Earlier, she held several senior positions with PepsiCo, Inc., a global food and beverage corporation, including President, Global Snacks Group and Global Insights, and Senior Vice President and Chief Marketing Officer, Frito-Lay, Inc., a subsidiary of PepsiCo. Ms. Mukherjee started her career at Citibank Diners Club in the New Product Department, and then spent nearly 11 years with the Kraft Foods Group managing a number of key brands, including Kraft Mac & Cheese, Kraft Singles and Minute Rice.

DIRECTOR QUALIFICATIONS:

•

Ms. Mukherjee has a strong track record in leading and advising multinational consumer packaged goods companies, which gives her expertise in consumer insights, commercial execution and brand innovation.

•

Ms. Mukherjee was named one of Forbes Top 50 most influential CMOs and also was named “Marketer of the Year” by Brand Week and was inducted into the Marketing Hall of Fame from the American Marketing Association in 2022.

•

Ms. Mukherjee has public company board and corporate governance experience. She is a former director of Hertz Global Holdings, Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 28

Back to Contents

Jane Hamilton Nielsen Chief Operating Officer and Chief Financial Officer, Ralph Lauren Corporation INDEPENDENT	DIRECTOR SINCE: May 2021 White/Female Age 58	DIRECTOR SKILLS:	BOARD COMMITTEES: • Audit • Finance

PROFESSIONAL BACKGROUND:
Ms. Nielsen has served as Chief Financial Officer of Ralph Lauren Corporation, a global leader in the design, marketing and distribution of premium lifestyle products, since 2016 and as Chief Operating Officer since 2019. She leads Ralph Lauren’s global technology, finance, business development, integrated business and inventory planning, logistics, and real estate organizations. She previously served as Chief Financial Officer of Coach, Inc., a leading design house of modern luxury accessories and lifestyle collections, from 2011 to 2016. Prior to that, Ms. Nielsen spent 15 years at PepsiCo, Inc. and Pepsi Bottling Group, a global food and beverage corporation, in various senior financial roles, including Senior Vice President and Chief Financial Officer of PepsiCo Beverages Americas and the Global Nutrition Group, and she has experience in the areas of mergers & integration, investor relations and strategic planning.

DIRECTOR QUALIFICATIONS:

•

Ms. Nielsen has extensive financial experience gained during her service as Chief Operating Officer and Chief Financial Officer at Ralph Lauren, as Chief Financial Officer at Coach, and in 15 years in PepsiCo’s financial organization.

•

Ms. Nielsen brings to the Board a global perspective and many years of experience in the food and consumer products industries. Throughout her tenure at Ralph Lauren, Ms. Nielsen has driven operational efficiency, digital transformation and investment in omni-channel capability. She worked on numerous acquisitions and integrations while at PepsiCo, including the acquisition of Quaker Oats.

•

Ms. Nielsen has public company board and corporate governance experience. She is a former director of Pinnacle Foods Inc.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 29

Back to Contents

Patrick T. Siewert Managing Director and Partner, The Carlyle Group, L.P. INDEPENDENT	DIRECTOR SINCE: October 2012 LEAD DIRECTOR May 2022 White/Male Age 67	DIRECTOR SKILLS:	BOARD COMMITTEES: as lead director, ex-officio non-voting member of all committees

PROFESSIONAL BACKGROUND:
Mr. Siewert has served as a Managing Director and Partner for The Carlyle Group, L.P., a global alternative asset management firm, since 2007.

From 2001 to 2007, Mr. Siewert held a variety of roles with The Coca-Cola Company, a global beverage company, including Group President and Chief Operating Officer, Asia, and was a member of the Global Executive Committee.

From 1974 to 2001, he held a variety of roles with Eastman Kodak Company, a technology company focused on imaging products and services, including Chief Operating Officer, Consumer Imaging and Senior Vice President and President of the Kodak Professional Division.

DIRECTOR QUALIFICATIONS:

•

While working at Coca-Cola, Eastman Kodak and Carlyle, Mr. Siewert developed extensive knowledge in the food and beverage and consumer products industries, especially insights into consumer trends and routes-to-market.

•

Mr. Siewert led business operations globally and in the Americas, Europe, Africa, the Middle East and Asia. He currently focuses on investments in Asian markets and select global opportunities.

•

Mr. Siewert has extensive public company board and corporate governance experience. He is lead director of the Board of Directors of Avery Dennison Corporation.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 30

Back to Contents

Michael A. Todman Former Vice Chairman, Whirlpool Corporation INDEPENDENT	DIRECTOR SINCE: May 2020 Black/Male Age 65	DIRECTOR SKILLS:	BOARD COMMITTEES: • Audit • Finance (Chair)

PROFESSIONAL BACKGROUND:
Mr. Todman served as Vice Chairman of Whirlpool Corporation, a global home appliance company, from November 2014 until his retirement in December 2015, and as a member of Whirlpool’s Board of Directors for nine years. Prior to that, Mr. Todman was President, Whirlpool International, from 2009 to 2014 and President, Whirlpool North America, from 2007 to 2009. Mr. Todman joined Whirlpool in 1993 and served in various capacities, including management, operations, sales and marketing positions in North America and Europe.

Before joining Whirlpool, Mr. Todman served in a variety of roles of increasing responsibility with Wang Laboratories, Inc., a manufacturer of computer systems, from 1983 to 1993, and PricewaterhouseCoopers LLP, a multinational professional services firm, from 1979 to 1983.

DIRECTOR QUALIFICATIONS:

•

Mr. Todman has broad leadership experience, including leading a $10 billion international business unit at Whirlpool.

•

Mr. Todman brings strong industry knowledge and marketing experience. He has extensive consumer experience from Whirlpool and as a director of Newell Brands and Brown-Forman.

•

Mr. Todman has comprehensive knowledge of emerging markets and has led strategic growth initiatives for emerging markets in Asia.

•

Mr. Todman has extensive public company board and corporate governance experience. He is a director of Brown-Forman, Carrier Global Corporation and Prudential, and a former director of Newell Brands and Whirlpool.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 31

Back to Contents

Dirk Van de Put Chairman and Chief Executive Officer, Mondelēz International, Inc.	DIRECTOR SKILLS:	DIRECTOR SINCE: November 2017 CHAIRMAN: April 2018 White/Male Age 62

PROFESSIONAL BACKGROUND:
Mr. Van de Put became Chief Executive Officer of Mondelēz International and joined the Company’s Board of Directors in November 2017. He became Chairman in April 2018. Mr. Van de Put served as President and Chief Executive Officer of McCain Foods Limited, a multinational frozen food provider, from 2011 to 2017, and served as its Chief Operating Officer from 2010 to 2011.

Mr. Van de Put was President and Chief Executive Officer, Global Over-the-Counter, Consumer Health Division of Novartis AG, a global healthcare company, from 2009 to 2010. From 1998 to 2009, he held a variety of roles with Groupe Danone SA, a multinational provider of packaged water, dairy and baby food products, including Executive Vice President, Fresh Dairy and Waters, Americas, and Executive Vice President, Fresh Dairy and Waters, Latin America.

From 1997 to 1998, Mr. Van de Put served as President, Coca-Cola Caribbean, and as Vice President, Value Chain Management, Coca-Cola Brazil. From 1986 to 1997, he held a variety of roles with Mars, Incorporated, a global manufacturer of confectionery, pet food and other food products and a provider of animal care services, including General Manager and President, Southern Cone Region, Mars South America and Vice President, Marketing, Latin America.

DIRECTOR QUALIFICATIONS:

•

Mr. Van de Put is a seasoned global Chief Executive Officer with experience and expertise in all critical business and commercial operations in both emerging and developed markets. He brings a global perspective to the Board, having lived and worked on three different continents.

•

Mr. Van de Put has extensive leadership experience, including 30 years of experience in the food and consumer packaged goods industry.

•

Mr. Van de Put is fluent in English, Dutch, French, Spanish and Portuguese.

•

Mr. Van de Put has public company board and corporate governance experience. He is a former director of Keurig Dr Pepper Inc. and Mattel, Inc. AB Inbev SA/NV has announced that Mr. Van de Put has been nominated for election to its Board of Directors at its General Shareholders’ Meeting to be held on April 26, 2023.

INDUSTRY EXPERIENCE	SIGNIFICANT OPERATING EXPERIENCE	LEADERSHIP EXPERIENCE	SUBSTANTIAL GLOBAL BUSINESS AND OTHER INTERNATIONAL EXPERIENCE	ACCOUNTING AND FINANCIAL EXPERTISE	PRODUCT RESEARCH, DEVELOPMENT AND MARKETING EXPERIENCE	PUBLIC COMPANY BOARD AND CORPORATE GOVERNANCE EXPERIENCE

2023 PROXY STATEMENT | 32

Back to Contents

CORPORATE GOVERNANCE

Our Board is committed to corporate governance practices that promote and protect the long-term interests of our shareholders. We design our corporate governance practices to provide a robust and balanced framework for the Board in performing its fiduciary duties and to promote trust in the Company. Our Board believes that having and adhering to a strong corporate governance framework is essential to our long-term success.

Governance Guidelines

KEY ELEMENTS OF OUR GOVERNANCE FRAMEWORK, PRACTICES AND POLICIES ENHANCE OUR BOARD’S EFFECTIVENESS AND ACCOUNTABILITY TO SHAREHOLDERS

The Guidelines articulate our governance philosophy, practices and policies in a range of areas, including the Board’s role and responsibilities, Board composition, membership criteria and structure, CEO and Board performance evaluations, and succession planning. At least annually, the Governance Committee reviews the Guidelines and recommends any changes to the Board for its consideration.

Key Practice or Policy	Benefits

Independent Lead Director. Our independent Lead Director has broad and substantive duties and responsibilities that have considerable overlap with those typically performed by an independent Board Chair, including:

•

Engages in planning and approval of meeting schedules and agendas;

•

Presides over regular executive sessions of independent directors;

•

Provides input into the design of the annual Board, committee and individual director self-evaluation process;

•

Conducts the annual Board and individual director self-evaluation process in coordination with the Governance Committee; and

•

Consults with major shareholders.

A highly effective and engaged independent Lead Director:

•

Provides independent Board leadership and oversight, including with respect to business matters and risk management activities;

•

Enhances independent directors’ input and investors’ perspectives on agendas and discussions;

•

Fosters candid discussion during regular executive sessions of the independent directors;

•

Facilitates effective communication and interaction between the Board and management;

•

Serves as a liaison between the independent directors and the Chair and CEO; and

•

Provides feedback to management regarding Board concerns and information needs.

Majority Independent Board.

•

At least 80% of our directors must meet the independence requirements prescribed by Nasdaq listing standards.

•

The Guidelines provide that currently the Chair and CEO should be the only member of management to serve as a director.

•

Provides independent Board oversight of management on behalf of shareholders.

•

Board composed entirely of independent directors (with the exception of the CEO).

•

Committees composed entirely of and chaired by independent directors.

2023 PROXY STATEMENT | 33

Back to Contents

Key Practice or Policy	Benefits

Regular Executive Sessions of Independent Directors. At each in-person Board meeting, the independent directors meet in executive session without any members of management present. The independent Lead Director chairs these sessions.

Allows the Board to discuss substantive issues, including matters concerning management, without management present.

Annual Board and Committee Self-Assessments.

•

Annual Board, committee and director self-assessments include candid, one-on-one conversations between the independent Lead Director and each director, in coordination with the Governance Committee.

•

The results of these self-assessments are used in planning Board and committee meetings and agendas, fostering director accountability and committee effectiveness, analyzing Board composition, and making director recruitment and governance decisions.

•

Promotes continuous process improvement of the Board and committees.

•

Provides an opportunity to discuss individual directors’ contributions and performance and to solicit their views on improving Board and committee performance.

•

Provides a disciplined mechanism for director input into the Board’s evolution and succession planning process.

Tenure and Retirement Policies. • Non-employee directors have a term limit of 15 years. • Non-employee directors will not be nominated for election to the Board after their 75th birthday.	• Promotes ongoing evolution and refreshment. • Average tenure for current non-employee directors is approximately six years.

Ongoing Director Succession Planning. The Guidelines provide that the Governance Committee actively seeks out (and instructs any search firm it engages to provide) women and minority candidates to include in the pool from which director nominees are chosen.

Maintaining a diverse Board with varying backgrounds, skills, expertise, gender and race promotes diversity, equity and inclusion in decision-making and oversight.

Limitations on Other Board Service.

•

Directors should not serve on more than three public company boards in addition to our Board.

•

Directors who also serve as CEO at another public company should not serve on more than two public company boards in addition to our Board.

• Ensures that directors have sufficient time to fulfill their fiduciary duties to the Company. • All directors comply with this policy.
Annual Election of Directors. Shareholders elect directors annually by majority vote in uncontested elections.	Strengthens Board, committee and individual director accountability.
Proxy Access. Shareholders that own 3% or more of our outstanding Common Stock continuously for at least three years may nominate up to two director nominees to our Proxy Statement.	Strengthens Board accountability and encourages engagement with shareholders regarding Board composition.
Special Meeting of Shareholders. The holders of at least 20% of the voting power of the outstanding Common Stock may call a special meeting of shareholders.	Strengthens Board accountability and encourages engagement with shareholders regarding important matters.

2023 PROXY STATEMENT | 34

Back to Contents

Regular Shareholder Engagement.

•

We regularly engage with shareholders to seek their input on emerging issues, address their questions and understand their perspectives.

•

The independent Lead Director is available for consultation with our major shareholders.

•

Following our 2022 Annual Meeting of Shareholders, we reached out to shareholders representing nearly 51% of our outstanding shares, and engaged with 17 different shareholders that collectively represent approximately 30% of our outstanding shares. The independent Lead Director met with shareholders representing approximately 19% of our outstanding shares.

•

This practice provides open channels of communication with our shareholders and helps ensure we regularly consider and respond to feedback on the Company’s strategy, corporate governance, compensation and environmental, social and governance (“ESG”) practices.

Stock Ownership Requirements. Directors must own shares of our Common Stock in an amount equal to five times the annual Board cash retainer within five years of joining the Board.	Aligns directors’ and shareholders’ long-term interests.

Annual CEO Evaluation and Board Oversight of Executive Compensation.

•

Annually, the People and Compensation Committee sets goals for and evaluates the Chair and CEO’s performance. The People and Compensation Committee seeks input from the other directors before deciding on a performance rating and compensation actions.

•

The People and Compensation Committee also oversees our executive compensation program.

•

Company’s executive compensation program aligns with our business strategy and reflects the strength of ongoing shareholder feedback.

•

Enhances management accountability.

•

Promotes long-term shareholder returns.

Board Oversight of Strategy and Risk Management.

•

The Board reviews the Company’s strategic plan periodically and holds at least one meeting per year primarily dedicated to strategy.

•

The Board also has ultimate responsibility for risk oversight and exercises its risk oversight responsibility at both the Board and committee level.

•

Enhances management accountability as the Company’s goals and executive compensation design are tied to a number of metrics critical to achieving the strategic plan and promoting long-term shareholder returns.

•

At Board meetings held throughout the year, the Board and management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment, and monitor strategic and operational risks.

Director Onboarding and Education

We provide new directors with a substantive onboarding program. They meet with numerous Company executives to learn about different aspects of Company operations, and they are invited to attend various Board committee meetings prior to joining any committees. Once new directors are appointed to committees, they meet with Company officers who support those committees.

During their service, directors have opportunities to meet and talk with our employees during visits to Company facilities and during our Board and committee meetings. During 2022, individual directors toured the Chicago Bakery and observed U.S. Biscuit production, met with employees, participated in a market visit and toured the facilities at our newly acquired Chipita business in Lamia, Greece.

2023 PROXY STATEMENT | 35

Back to Contents

We also regularly conduct voluntary educational sessions for directors on a variety of topics relevant to the Company. In 2022, these sessions focused on Enterprise Digital Transformation and Diversity, Equity and Inclusion.

In addition, the Company supports director participation in continuing education programs and reimburses directors for reasonable costs associated with attendance.

Board Leadership Structure

The Board has a duty to act as it believes to be in the best interests of the Company and its shareholders, including determining the leadership structure that will best serve those interests. The By-Laws provide the Board flexibility in determining its leadership structure. Within this framework, the Board determines the most appropriate leadership structure at a given time in light of the Company’s needs and circumstances, as described more fully below.

The Board may determine that the CEO should also serve as Chair, and if it does so, the independent directors appoint an independent Lead Director with broad and substantive duties and responsibilities that have considerable overlap with those of an independent Board Chair. The independent Lead Director engages in planning and approving meeting schedules and agendas, including the review of briefing materials, and has the power to call meetings of the independent directors or the Board. As part of the Board’s regular agenda, the independent Lead Director presides over executive sessions of the independent directors without the participation of the Chairman and CEO. The independent Lead Director also serves as a direct point of contact for shareholders, and in Fall 2022 led engagements with investors holding approximately 19% of our outstanding shares. The independent Lead Director also frequently confers with the other independent directors on various Board and Company matters. In addition, the independent directors may assign, and from time to time have assigned, to the independent Lead Director any additional duties over and above these fixed responsibilities as they deem appropriate.

In considering which leadership structure will allow it to carry out its responsibilities most effectively and best represent shareholders’ interests, the Board takes into account various factors. Among them are our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the results of Board and committee annual self-assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time, shareholder input, and our corporate governance practices. The Board recognizes the importance of the Company’s leadership structure to our shareholders and considers input on the topic obtained through robust shareholder engagement.

The Board believes that our shareholders benefit most when the Board has the flexibility and discretion to make decisions about the appropriate leadership structure for the Company in light of the Company’s needs and circumstances. At this time, the Board believes the current leadership structure continues to be appropriate for the Company and our shareholders.

THE BOARD’S CURRENT LEADERSHIP STRUCTURE PROVIDES INDEPENDENT LEADERSHIP AND MANAGEMENT OVERSIGHT

Our Board is led by Mr. Van de Put, the Chairman and CEO, together with Mr. Siewert, our independent Lead Director. Each Board committee is composed entirely of, and is chaired by, independent directors, and each committee has a clearly defined area of oversight regarding key risks and Company functions. This leadership structure enhances the Board’s oversight of material risks because our Chairman and CEO is uniquely positioned to identify emerging risks while our Lead Director and Committee Chairs provide independent oversight of the Company’s risk management programs. Other than Mr. Van de Put, the Board is composed entirely of independent directors and each of them has access to the CEO and other company executives.

2023 PROXY STATEMENT | 36

Back to Contents

Mr. Van de Put and Mr. Siewert work closely together. The Board believes that they, together with our Committee Chairs, provide appropriate Board leadership and oversight of the Company while facilitating effective and efficient functioning of both the Board and management. Under Mr. Van de Put’s leadership and the Board’s oversight, we have delivered strong total shareholder returns, outpacing many of our peers, and we have made sustained progress against our environmental, social and governance (“ESG”) goals.

MR. VAN DE PUT	MR. SIEWERT
Chairman since 2018	Lead Director since 2022

The Board carefully considered its leadership structure, including whether the role of Chair should be a non-executive position or combined with that of the CEO. The Board concluded that combining these roles results in significant benefits for the Company and our shareholders, and best positions Mr. Van de Put to:

•

promote shareholders’ interests and contribute to the Board’s effectiveness and efficiency due to his deep knowledge of the Company, the food industry and the competitive environment in which we operate;

•

promote the alignment of our strategic and business plans;

•

ensure items of greatest importance for our global operations and risk management activities are brought to the attention of, and reviewed by, the Board on a timely basis;

•

highlight important issues with the Board as they happen, as market dynamics change, or as risks evolve, ensuring appropriate oversight and discussion;

•

lead the Board’s discussion of the Company’s critical business matters, including risk-related matters and management’s response; and

•

enable the Board to stay abreast of the dynamic and rapidly evolving consumer and retail landscape in which the Company operates.

The independent directors selected Mr. Siewert to lead our Board as independent Lead Director because he has extensive leadership experience, including risk management and oversight, shaped through his years as a Managing Director and Partner for The Carlyle Group, L.P., his prior leadership roles at The Coca-Cola Company and Eastman Kodak Company, and his experience as lead director at Avery Dennison Corporation. Given his broad global and operational experience in the food, beverage and consumer products industries, the Board believes Mr. Siewert is well-positioned to:

•

provide independent Board leadership and oversight, including with respect to business matters and risk management activities;

•

facilitate effective information flow to directors and across committees, and promote active discussion and collaboration among the independent directors;

•

serve as an effective liaison between the Board and management, as well as between the independent directors and the Chairman and CEO;

•

provide candid, constructive and independent feedback to management, including regarding Board concerns and information needs; and

•

actively engage in shareholder outreach.

2023 PROXY STATEMENT | 37

Back to Contents

INDEPENDENT LEAD DIRECTOR ROLE AND RESPONSIBILITIES

The Board created the independent Lead Director position to, among other things, provide strong leadership of the Board’s affairs on behalf of shareholders, increase the Board’s effectiveness, promote open communication among the independent directors, and serve as the principal liaison between the Chair and the other independent directors. The independent directors annually select the independent Lead Director for a one-year term. The current Board structure has been discussed with shareholders and their feedback has been taken into consideration with respect to the independent Lead Director role.

The independent Lead Director has significant authority and responsibilities that protect Company and shareholder interests by promoting strong management oversight and accountability. Under the Guidelines, the independent Lead Director, in consultation with the other independent directors, has the following substantive duties and responsibilities:

•

Serve as liaison between the independent directors and the Chair and CEO;

•

Seek input from the independent directors and advise the Chair and CEO as to an appropriate annual schedule of, and major agenda topics and content of related briefing materials for, regular Board meetings;

•

Review and approve meeting agendas as well as the content of Board briefing materials and may add agenda items in his or her discretion, including risk-related matters;

•

Review and approve the allocation of time for the Board and committee meetings;

•

Preside at Board meetings at which the Chair is not present and preside at executive sessions of the independent directors;

•

Call meetings of the independent directors or of the Board;

•

Facilitate effective communication and interaction between the Board and management;

•

Serve as an ex officio non-voting member of all Board committees of which he or she is not a member;

•

Conduct the annual Board, committee and individual director self-evaluation process in coordination with the Governance Committee;

•

Work with the Governance Committee to develop recommendations for committee structure, membership, rotations and committee chairs; and

•

Perform such other duties as the Board may delegate, and has from time to time delegated, to the independent Lead Director.

In addition, our Guidelines provide that management generally should communicate about the Company with shareholders and other constituencies. From time to time, the Lead Director may meet with or communicate with various constituencies of the Company, generally after consultation with management. The Lead Director also is available for consultation and direct communication with the Company’s major shareholders.

Director Independence

ALL DIRECTORS ARE INDEPENDENT EXCEPT FOR OUR CHAIRMAN AND CEO

The Guidelines require that at least 80% of our directors meet the Nasdaq listing standards’ independence requirements. A director is considered independent if the Board affirmatively determines, after reviewing all relevant information, that the director has no relationship with Mondelēz International or any of its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

2023 PROXY STATEMENT | 38

Back to Contents

Based on that criterion, the Board determined that Lewis W.K. Booth, Charles E. Bunch, Ertharin Cousin, Jorge S. Mesquita, Anindita Mukherjee, Jane Hamilton Nielsen, Patrick T. Siewert and Michael A. Todman are all independent. Mr. Van de Put is not independent because he is a Mondelēz International employee.

Board Oversight of Strategy

Oversight of our business strategy is one of our Board’s key responsibilities. The Board believes that overseeing and monitoring strategy is a continuous process. The Board has at least one meeting each year primarily dedicated to strategy where it meets with management to discuss, understand and challenge our strategic plan’s short- and long-term objectives. At Board meetings held throughout the year, the Board and management track progress against the strategic plan’s goals, consider impacts due to changing circumstances in the industry and the economic environment, and monitor strategic and operational risks. Throughout the strategic review that led to the development of our growth strategy, the Board and management team worked in close coordination to craft a consumer-centric strategy that leverages our Company’s unique strengths in the snacking market to accelerate growth. At our investor update on May 10, 2022, we unveiled the evolution of our long-term growth strategy elevating Sustainability as a fourth strategic growth pillar now sitting alongside Growth, Execution and Culture.

Our Board, with recommendations from the Finance Committee, oversees the alignment of our capital allocation priorities with our long-term strategy. The Board oversees our capital allocation process and annually reviews our capital deployment budget, with the goal of balancing investment in growth and returning cash to shareholders. We continue to demonstrate this balance through our investments in capital expenditures, mergers and acquisitions, and research and development paired with dividend growth and share repurchases.

Our Board also oversees our ESG-related risks, strategy, progress, and alignment with purpose, stakeholder interests and strategic risks and opportunities, and reviews progress and challenges on evolving our growth culture and our DEI goals. For more information, see “Our Distinctive Approach to Environmental and Social Issues,” which begins on page 58.

Board Oversight of Risk Management

Our business faces various risks, including strategic, financial, operational, ESG, reputational and compliance risks. Identifying, managing and mitigating our exposure to these risks, along with effectively overseeing such matters, are activities critical to our operational decision-making and annual planning processes.

The Board has ultimate responsibility for risk oversight. Each of our directors nominee has experience managing or overseeing enterprise risk management (“ERM”) programs, either through operating or other professional experience, or through public company board experience, and leverages his or her experience.

Management is responsible for the day-to-day assessment, management and mitigation of risk subject to the Board’s guidance and oversight. The Board exercises its risk oversight responsibility throughout the year at both the Board level and through its standing committees, which are comprised solely of independent directors. The Board has delegated primary responsibility for overseeing enterprise risk assessment and management to the Audit Committee. Pursuant to its charter, the Audit Committee regularly, and at least annually, reviews and discusses our ERM process and global and business unit assessment and risk mitigation results.

2023 PROXY STATEMENT | 39

Back to Contents

Our committees oversee risks within their respective areas of accountability and report back to the Board. During 2022, the Board and committees reviewed and assessed risks related to our business and operations as shown below:

2023 PROXY STATEMENT | 40

Back to Contents

While the Board and each committee have ultimate responsibility for risk oversight, management is responsible for the day-to-day management of risk. Our ERM process is ongoing and implemented at all levels of our operations and across business units. We have robust internal processes and controls that facilitate the identification, assessment, prioritization, mitigation, monitoring and validation of material short-, intermediate- and long-term risks. Annually, we conduct a formal global and business unit risk assessment of our business, which includes input from many of our key business and functional leaders and other subject matter experts from across the globe, that provides the basis for the Board’s risk review and oversight process. Our ERM program also leverages a risk mapping process that considers, among other things, risk impact, velocity, likelihood and preparedness. We regularly engage outside advisors, where appropriate, to assist in the identification and evaluation of risks.

We have a Risk and Compliance Committee, co-led by our SVP & Chief Counsel, Chief Compliance Officer (“Chief Compliance Officer”) and SVP, Chief Audit & Controls Officer (“Chief Audit & Controls Officer”) and composed of leaders from the Finance, Accounting, Legal, Compliance, Internal Audit and People functions, which provides broad oversight of our enterprise risks and ERM process. The Risk and Compliance Committee meets regularly and, through consultation with senior leaders and other managers with subject matter expertise, periodically assesses the key risks facing the Company, works with those risk owners responsible for managing each specific risk, and reviews mitigation actions and the status of the annual enterprise risk assessment. Our Chief Compliance Officer and Chief Audit & Controls Officer regularly report to the Audit Committee to provide updates on the status of the ERM process, which the Audit Committee Chair reports to the full Board. Similar risk and compliance committees exist on regional and local levels.

Our ERM process also facilitates open communication between management and the Board, which ensures that the Board and committees understand key risks to our business and performance and the functioning of our risk management process, including who participates in the process and the information gathered in the assessment. Management regularly provides reports to the Board or the appropriate committee on key risks and the actions management has taken to monitor, control and mitigate these risks. Members of management responsible for overseeing specific risks attend Board and committee meetings throughout the year to discuss these reports and provide any updates. The committees also report key risk discussions to the Board following their meetings. Board members may further discuss the risk management process directly with members of management. The Lead Director also regularly meets with the other independent directors without management present to discuss current and emerging risks, among other topics.

The Company also believes that our Board leadership structure supports the Board’s risk oversight function. The combined roles of Chair and CEO ensure items of greatest importance for the business, including significant emerging risks, are brought to the attention of, and reviewed by, the Board on a timely basis, in consultation with the independent Lead Director and Committee Chairs, ensuring appropriate oversight and discussion. For more information, see “Board Leadership Structure,” which begins on page 36.

Board Oversight of Human Capital Management and Corporate Culture

HUMAN CAPITAL MANAGEMENT

Our Board recognizes that our employees are one of our greatest assets, and is actively engaged in overseeing human capital management throughout the organization. The People and Compensation Committee is responsible for oversight of organizational engagement and effectiveness and regularly reviews human resources policies and practices, talent sourcing strategies, employee development programs, succession plans, workplace compliance matters, and diversity policies, objectives and programs.

2023 PROXY STATEMENT | 41

Back to Contents

Talent Development

The People and Compensation Committee focuses on plans for developing our mid-level talent into future leaders. We have a number of initiatives to provide these potential future leaders with the experience and exposure needed to succeed at the highest levels of our Company. Specifically, we promote employee development by reviewing strategic positions regularly and identifying potential internal candidates to fill those roles, evaluating job skill sets to identify competency gaps, and creating developmental plans to facilitate employee professional growth. We invest in our employees through training and development programs, on-the-job experiences, and coaching, as well as tuition reimbursement for a majority of our employees in the United States to promote continued professional growth. Additionally, we understand the importance of maintaining competitive compensation and benefits, and in providing appropriate training so employees can learn and pursue multiple career paths with the Company.

Diversity, Equity and Inclusion

To build on and sustain our significant progress on DEI initiatives over the last several years, our governance model includes full Board reviews twice per year of the Company’s approach and response to DEI. The Board is involved and aligned with management, including our Mondelēz Leadership Team and Chief Diversity & Inclusion Officer, on our DEI commitments and initiatives.

To ensure our CEO and other senior leaders focus on DEI commitments and initiatives, we include specific DEI metrics as a part of the strategic scorecard within their annual incentive plan. These metrics include women in leadership globally and Black representation on our U.S. management team. At the end of 2022, women held nearly 40% of executive leadership roles (defined as the Mondelēz Leadership Team plus one level below), continuing to close the gap to the balance of the organization, and approximately 27% of the CEO executive direct report roles.(1) For our U.S. leadership, Black employees held approximately 5.5% of management roles (defined as Director and above) at the end of 2022 and approximately 5.1% at the end of 2021.(2)

Workplace Safety

The Audit Committee oversees our safety performance and reviews with management our safety priorities and initiatives. To promote a strong culture of safety and prioritize keeping a safe working environment, we employ comprehensive health, safety and environment management policies and standards throughout the organization. In addition, we strive to continuously improve our work processes, tools and metrics to reduce workplace injuries and enhance safety.

In response to the Covid-19 pandemic, and where appropriate, we continue to take measures in our facilities including implementing temperature screening, social distancing, mask-wearing and work-from-home policies where applicable and in accordance with state and local guidelines.

To support our colleagues and promote a diverse and sustainable workforce, in 2021 we launched “The Right You,” a global cross-functional initiative empowering our team members to thrive both at work and at home. “The Right You” is a globally-integrated, holistic approach to employee well-being, that provides employees with resources, tools, social support, privacy, and strategies to adopt and maintain healthy behaviors and ensures awareness of all employees of available resources.

(1)	Reported performance against our women in leadership goal covers the period from January 1, 2020 to December 31, 2022, and includes acquisitions/ventures globally announced in 2021 or earlier.
(2)

Reported performance against our Black management representation goal in the U.S. covers the period from January 1, 2020, to December 31, 2022, and includes acquisitions/ventures in the U.S. announced in 2021 or earlier.

2023 PROXY STATEMENT | 42

Back to Contents

MANAGEMENT SUCCESSION PLANNING AND DEVELOPMENT

Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic and continuous. The People and Compensation Committee oversees the development and retention of senior management talent while also maintaining an appropriate succession plan for our CEO. Additionally, the Board has contingency plans for emergencies such as the death or disability of the CEO.

The People and Compensation Committee, together with the CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the People and Compensation Committee of the executive leadership team. While the People and Compensation Committee has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made at the Board level. Potential leaders interact with Board members through formal presentations.

CORPORATE CULTURE

Our Board believes that a positive corporate culture is vitally important to our success. Accordingly, the Board oversees the implementation of practices and policies to maintain a positive and engaging work environment for our team members. Our global compliance and integrity program guides our employees to act with integrity and make ethical decisions while conducting business around the world. In addition, Board members are provided direct access to our employees. Directors have engaged with employees in person through activities such as walking the floors of our offices and participating in plant and in-market visits. These visits help directors assess our culture and interact with employees outside the senior management team.

Each year the Board reviews our global employee engagement survey results. The survey provides rich data for our leaders and a useful way to compare Mondelēz International to other companies. This information helps us create action plans at global, regional, functional and managerial levels.

For additional details on talent management and development initiatives, our DEI initiatives, workplace safety and wellness, and our engagement survey, please see the Human Capital section of our 2022 Form 10-K.

Meeting Attendance

Directors are expected to attend all Board meetings, the Annual Meeting of Shareholders and all meetings of the committees on which they serve. We understand, however, that occasionally a director may be unable to attend a meeting due to conflicts or unforeseen circumstances.

•

The Board held 10 meetings during 2022.

•

During 2022, Ms. Shi, Mr. Bunch and Mr. Van de Put attended 100% of the meetings of the Board and all committees on which they served during the period that he or she served. Mr. Booth, Ms. Cousin, Ms. Juliber, Ms. Nielsen and Mr. Mesquita and Mr. Todman attended at least 89% of meetings of the Board and all committees on which they served during the period that he or she served.

•

All of the then-incumbent directors attended the 2022 Annual Meeting of Shareholders.

2023 PROXY STATEMENT | 43

Back to Contents

Codes of Conduct

CODE OF BUSINESS CONDUCT AND ETHICS FOR NON-EMPLOYEE DIRECTORS

We have adopted a Code of Business Conduct and Ethics for Non-Employee Directors that is designed to foster a culture of honesty and integrity, focus on areas of ethical risk, guide non-employee directors in recognizing and handling ethical issues, and provide mechanisms to report unethical conduct. Annually, all non-employee directors must acknowledge in writing that they have received, reviewed and understand the Code of Business Conduct and Ethics for Non-Employee Directors.

EMPLOYEE CODE OF CONDUCT

We have adopted the Mondelēz International Code of Conduct (the “Code of Conduct”) for all our employees, which reflects our values and contains important rules for conducting our business. The Code of Conduct is part of our global compliance and integrity program, which provides training throughout the Company and encourages reporting of potential wrongdoing through anonymous reporting options and a publicized non-retaliation policy.

The Chief Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program, and provides quarterly updates to the Audit Committee on Code of Conduct compliance, investigation trends and training activities. The Chief Compliance Officer also provides an annual report to the People and Compensation Committee on workplace compliance-related matters. The Chief Compliance Officer reports to the EVP, Corporate & Legal Affairs and General Counsel, and has the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.

Where to Find More Information

To learn more about our corporate governance practices, you can access the corporate governance documents listed below at www.mondelezinternational.com/investors/corporate-governance. We will also provide copies of any of these documents to shareholders upon written request to the Corporate Secretary.

•

Articles of Incorporation

•

By-Laws

•

Corporate Governance Guidelines

•

Board Committee Charters

•

Code of Business Conduct and Ethics for Non-Employee Directors

You can access the Code of Conduct at www.mondelezinternational.com/about-us/our-way-of-doing-business/Code-of-Conduct.

We intend to disclose in the Corporate Governance section of our website any amendments to the Code of Business Conduct and Ethics for Non-Employee Directors or the Code of Conduct, and any waiver granted to an executive officer or director under these codes, to the extent required.

2023 PROXY STATEMENT | 44

Back to Contents

Review of Transactions with Related Persons

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

The Board has adopted a written policy regarding related person transactions. In general, “related persons” are directors, executive officers, and shareholders who beneficially own more than 5% of our outstanding Common Stock and any of their immediate family members. A related person transaction is one in which Mondelēz International or one of its subsidiaries is a participant, the amount involved exceeds $120,000, and a related person had, has or will have a direct or indirect material interest.

The Governance Committee reviews transactions that might qualify as related person transactions. If the Governance Committee determines that a transaction is a related person transaction, it reviews and then approves, disapproves or ratifies the transaction. Only those related person transactions that are fair and reasonable to Mondelēz International and in our shareholders’ best interests are ratified or approved. When it is not practicable or desirable to delay review of a transaction until a committee meeting, the chair of the Governance Committee may act on behalf of the committee and report to the Governance Committee on any transaction reviewed.

When reviewing and acting on a related person transaction under this policy, the Governance Committee considers, among other things:

•

the commercial reasonableness of the transaction;

•

the materiality of the related person’s direct or indirect interest in the transaction;

•

whether the transaction may involve an actual conflict of interest or create the appearance of one;

•

the impact of the transaction on the related person’s independence (as defined in the Guidelines and the Nasdaq listing standards); and

•

whether the transaction would violate any provision of the Code of Business Conduct and Ethics for Non-Employee Directors or the Code of Conduct.

Any member of the Governance Committee who is a related person with respect to a transaction under review may not participate in the deliberations or decisions regarding the transaction.

REVIEW OF RELATED PERSON TRANSACTIONS SINCE JANUARY 1, 2022

On January 31, 2023, BlackRock, Inc. (“BlackRock”), an investment management corporation, filed a Schedule 13G/A with the SEC reporting that it was a greater than 5% shareholder of the Company as of December 31, 2022. During 2022, BlackRock acted as an investment manager with respect to certain investment options under our U.S., Canadian and Puerto Rican retirement savings plans and Canadian, Irish and U.K. pension plans. BlackRock was selected as an investment manager by each plan’s designated authority for plan investments. BlackRock’s selection was based on the determination of each plan’s designated authority that the selection met applicable standards and that the fees were reasonable and appropriate. BlackRock’s fees were approximately $2.197 million during 2022. Each of the plans for which BlackRock performed services paid the fees for those services from its assets. The plans expect to pay similar fees to BlackRock during 2023 for similar services. Fees, based on plan asset value, are paid quarterly on a lagging basis.

2023 PROXY STATEMENT | 45

Back to Contents

Shareholder Outreach and Communication with the Board

As part of our effort to better understand our shareholders’ perspectives, we regularly engage with shareholders, seeking their input and views on various matters. Since our 2022 Annual Meeting of Shareholders, the independent Lead Director and members of senior management have conducted comprehensive shareholder engagement. We reached out to shareholders representing nearly 51% of our outstanding shares, and engaged with 17 different shareholders that collectively represent approximately 30% of our outstanding shares. The independent Lead Director met with shareholders representing approximately 19% of our outstanding shares. In addition, we engaged with shareholders on governance and ESG matters at roundtables and corporate governance forums.

During these engagements, we discussed a variety of topics, including the Company’s business strategy, Board governance, executive compensation, human capital management, and environmental and social sustainability matters. These discussions were very productive, and we appreciate that our shareholders took the time to share their perspectives and questions with us. The feedback we received during these conversations was shared with the Board, the People and Compensation Committee, and the Governance Committee, and it continues to inform our policies and practices.

Shareholders may directly contact the Board, the independent Lead Director, any of the independent directors or any committee of the Board regarding matters relevant to the Board’s duties and responsibilities. Information about how to do so is available at www.mondelezinternational.com/investors/corporate-governance/contacting-the-board-and-
reporting-wrongdoings. The independent Lead Director is available for consultation with our major shareholders.

The Corporate Secretary forwards communications relating to matters within the Board’s purview to the independent Lead Director or appropriate independent director(s), and communications relating to matters within a Board committee’s area of responsibility to the chair of the appropriate committee. Communications relating to ordinary business matters, such as suggestions, inquiries and consumer complaints, are forwarded to the appropriate Mondelēz International executive or employee and made available to any independent director who requests them. We do not forward solicitations, junk mail, or frivolous or inappropriate communications.

In furtherance of our commitment to ongoing engagement with our shareholders, management and subject matter experts met, or are scheduled to meet in advance of the Annual Meeting, with the proponents of the shareholder proposals contained in this Proxy Statement to discuss their respective proposals.

2023 PROXY STATEMENT | 46

Back to Contents

BOARD COMMITTEES AND MEMBERSHIP

The Governance Committee considers and makes recommendations to the Board regarding the Board’s committee structure and membership. The Board establishes its committee structure and designates the committee members and chairs after consideration of these recommendations.

The Board currently has four standing committees: Audit; Finance; Governance, Membership and Sustainability; and People and Compensation. The Board has adopted a written charter for each standing committee. The charters, which are available on our website at www.mondelezinternational.com/investors/corporate-governance, define the committees’ respective roles and responsibilities. All committee members and chairs are independent.

Committee chairs approve agendas and materials for their committee meetings. Each committee meets regularly in executive session without management. Directors may attend the meetings of any committee of which they are not a member. Committees may retain outside legal, financial, accounting and other advisors at the Company’s expense. Each Committee regularly reports its actions and recommendations to the Board.

Committee Membership
	As of March 8, 2023
	Audit Committee	Finance Committee	Governance, Membership and Sustainability Committee	People and Compensation Committee
Lewis W.K. Booth
Charles E. Bunch
Ertharin Cousin
Lois D. Juliber*
Jorge S. Mesquita
Anindita Mukherjee
Jane Hamilton Nielsen**
Christiana S. Shi*
Patrick T. Siewert	+	+	+	+
Michael A. Todman***
Total Number of Committee Meetings During 2022	10	6****	9	9
*

Ms. Juliber and Ms. Shi will not stand for re-election to the Board.

**

The Board anticipates Ms. Nielsen will become the Chair of the Finance Committee following the Annual Meeting, provided she is re-elected.

***

The Board anticipates Mr. Todman will become the Chair of the People and Compensation Committee following the Annual Meeting, provided he is re-elected.

****

The Finance Committee acted once by unanimous written consent.

+

As Lead Director, Mr. Siewert is an ex-officio non-voting member of all committees.

Member

Chair

2023 PROXY STATEMENT | 47

Back to Contents

Audit Committee

The Board has determined that all of the Audit Committee members meet the enhanced test of independence prescribed by the Nasdaq listing standards and SEC rules. The Board also has determined that director nominees Lewis W.K. Booth, Jane Hamilton Nielsen and Michael A. Todman are “audit committee financial experts” within the meaning of SEC regulations and have financial sophistication in accordance with Nasdaq listing standards. No Audit Committee member received any payments in 2022 from Mondelēz International other than compensation for service as a director.

RESPONSIBILITIES

Under its charter, the Audit Committee is responsible for overseeing our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accountants.

Among other duties, the Audit Committee also oversees:

•

The oversight of ESG-related disclosure in SEC filings, including controls and assurance;

•

The integrity of our financial statements and our accounting and financial reporting processes and systems of internal control over financial reporting and safeguarding our assets;

•

Our compliance with legal and regulatory requirements;

•

Our independent auditors’ qualifications, independence, and performance;

•

The performance of our internal auditors and internal audit function;

•

Our technology and cybersecurity risk, including risk mitigation; and

•

Our guidelines and policies with respect to risk assessment and risk management.

The Chief Compliance Officer provides an annual report to the Audit Committee on the overall implementation and effectiveness of Mondelēz International’s Compliance program, and provides quarterly updates to the Audit Committee on Code of Conduct compliance, investigation trends and training activities. The Chief Compliance Officer also provides an annual report to the People and Compensation Committee on workplace compliance-related matters. The Chief Compliance Officer reports to the EVP, Corporate & Legal Affairs and General Counsel, and has the authority to communicate directly with the Audit Committee regarding alleged or actual violations, if any, of the Code of Conduct.

The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any complaints we receive. We encourage employees and third-party individuals and organizations to report concerns about our accounting controls, auditing matters, or anything else that appears to involve financial or other wrongdoing. To report such matters, please visit www.mondelezinternational.com/about-us/compliance-and-integrity-program for information about reporting options.

AUDIT COMMITTEE REPORT FOR THE YEAR ENDED DECEMBER 31, 2022

Management has primary responsibility for Mondelēz International’s financial statements and the reporting process, including the systems of internal control over financial reporting. Our role as the Audit Committee of the Mondelēz International Board of Directors is to oversee Mondelēz International’s accounting and financial reporting processes and audits of its financial statements. We also emphasize the Board’s commitment to compliance and ethical conduct throughout the organization. In addition, in 2022 we assisted the Board in its oversight of:

2023 PROXY STATEMENT | 48

Back to Contents

•

Mondelēz International’s compliance with legal and regulatory requirements;

•

Mondelēz International’s independent registered public accountants’ qualifications, independence and performance;

•

The performance of Mondelēz International’s internal auditor and the internal audit function; and

•

Mondelēz International’s risk assessment and risk management guidelines and policies.

Our duties include overseeing Mondelēz International’s management, the internal audit department, and PricewaterhouseCoopers LLP, Mondelēz International’s independent registered public accountants, in their performance of the functions listed below, for which they are responsible.

Management

•

Preparing Mondelēz International’s consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”);

•

Assessing and establishing effective financial reporting systems and internal controls and procedures; and

•

Reporting on the effectiveness of Mondelēz International’s internal control over financial reporting.

Internal Audit Department

•

Assessing management’s system of internal controls and procedures; and

•

Reporting on the effectiveness of that system.

Independent Registered Public Accountants

•

Auditing Mondelēz International’s financial statements;

•

Issuing an opinion about whether the financial statements conform with U.S. GAAP; and

•

Annually auditing the effectiveness of Mondelēz International’s internal control over financial reporting.

Periodically, we meet both independently and collectively with management, the internal auditor and/or the independent registered public accountants to, among other things:

•

Discuss the quality of Mondelēz International’s accounting and financial reporting processes and the adequacy and effectiveness of its internal controls and procedures;

•

Review significant audit findings prepared by each of the independent registered public accountants and internal audit department, together with management’s responses;

•

Review the overall scope and plans for the audits by the internal audit department and the independent registered public accountants;

•

Review matters related to the conduct of the independent registered public accountant’s audit;

•

Review any critical audit matter identified in the independent registered public accountant’s report;

•

Review critical accounting policies, the implementation of new accounting standards, and the significant estimates and judgments management used in preparing the financial statements and their appropriateness for Mondelēz International’s business and current circumstances; and

•

Review Mondelēz International’s earnings releases and its use of non-GAAP financial measures.

In addition to the activities outlined above, in 2022 we reviewed with management, among other things:

•

The continued impacts of Covid-19 on the processes and matters over which we have oversight;

•

The Company’s ESG reporting and disclosures in its SEC filings and the evolving ESG regulatory landscape, including increased regulatory focus on climate change;

2023 PROXY STATEMENT | 49

Back to Contents

•

Guidelines and policies with respect to Mondelēz International’s overall risk assessment and risk management, including our ERM process and specific risks identified in that process, including commodity and foreign exchange risks;

•

Mondelēz International’s information technology and cybersecurity risk management and business continuity planning, including three briefings by the Company’s Chief Information Officer on information security matters and discussions on cybersecurity with the Company’s Chief Information Security Officer and the internal audit department;

•

Health and safety and compliance matters;

•

Significant legal and regulatory matters;

•

The U.S. and non-U.S. tax regulatory environment; and

•

External ratings related to the performance of our duties of oversight.

Before Mondelēz International filed its Annual Report on Form 10-K for the year ended December 31, 2022, with the SEC, we also:

•

Reviewed and discussed the audited financial statements with management and the independent registered public accountants;

•

Discussed with the independent registered public accountants the items the independent registered public accountants are required to communicate to the Audit Committee in accordance with the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

Received from the independent registered public accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with us concerning independence; and

•

Discussed with the independent registered public accountants their independence from Mondelēz International, including reviewing non-audit services and fees to assure compliance with (i) regulations prohibiting the independent registered public accountants from performing specified services that could impair their independence, and (ii) Mondelēz International’s and the Audit Committee’s policies.

Based upon the review and discussions described in this report and without other independent verification, and subject to the limitations of our role and responsibilities outlined in this report and in our written charter, we recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Mondelēz International’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 3, 2023.

Audit Committee:
Lewis W.K. Booth, Chair
Jorge S. Mesquita
Jane Hamilton Nielsen
Michael A. Todman

PRE-APPROVAL POLICIES

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accountants. Non-audit services may include audit-related services and tax services, among others. The pre-approval authority details the particular service or category of service that the independent registered public accountants will perform. Management reports to the Audit Committee on the actual fees charged by the independent registered public accountants for each category of service.

2023 PROXY STATEMENT | 50

Back to Contents

During the year, circumstances may arise when it becomes necessary to engage the independent registered public accountants for additional services not contemplated in the original pre-approval authority. In those instances, the committee approves the services before we engage the independent registered public accountants. In case approval is needed before a scheduled committee meeting, the committee has delegated pre-approval authority to its Chair. The Chair must report on such pre-approval decisions at the committee’s next regular meeting.

The Audit Committee pre-approved all 2022 audit and non-audit services provided by the independent registered public accountants.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS’ FEES

The aggregate fees for professional services provided to us by our independent registered public accountants, PricewaterhouseCoopers LLP, for 2022 and 2021 were:

	2022	2021
Audit Fees	$15,442,000	$16,149,000
Audit-Related Fees	2,064,000	719,000
Tax Fees	206,000	186,000
All Other Fees	15,000	30,000
Total	$17,727,000	$17,084,000

Audit Fees include: (a) the integrated audit of our consolidated financial statements, including statutory audits of the financial statements of our affiliates and our internal control over financial reporting; and (b) the reviews of our unaudited condensed consolidated interim financial statements (quarterly financial statements).

Audit-Related Fees include professional services in connection with audits of carve-out financial statements, financial due diligence services, employee benefit plan audits and various other audit and special reports.

Tax Fees include professional services in connection with tax compliance and advice.

All Other Fees include fees for seminars and use of accounting research and reporting tools.

All fees above include out-of-pocket expenses.

Finance Committee

RESPONSIBILITIES

The Finance Committee’s responsibilities include reviewing and making recommendations to the Board on significant financial matters, including:

•

At least annually, our long-term capital structure, including financing plans, projected financial structure, funding requirements, target credit ratings and return on invested capital;

•

Authorization of issuances, sales or repurchases of equity and debt securities;

•

Our external dividend policy and dividend recommendations;

•

Proposed acquisitions, divestitures, joint ventures, investments, asset sales and purchase commitments for services in excess of $100 million; and

•

Board authorization and delegation levels with respect to financing matters.

2023 PROXY STATEMENT | 51

Back to Contents

The Finance Committee also reviews and discusses with management:

•

Results of transactions such as acquisitions, divestitures, joint ventures, investments, asset sales and purchase commitments for services in excess of $100 million; and

•

The cash-flow impact of non-debt obligations, including funding pension and other post-retirement benefit plans.

Governance, Membership and Sustainability Committee

RESPONSIBILITIES

The Governance Committee’s responsibilities include:

Membership

•

At least annually, review the characteristics, skills, knowledge, experience, diversity and other criteria for identifying and evaluating directors and recommend changes to the Board, if any;

•

Review the qualifications of candidates for director suggested by Board members, shareholders, management and others in accordance with criteria approved by the Board;

•

Consider the performance and suitability of incumbent directors in determining whether to nominate them for re-election;

•

Recommend to the Board a slate of nominees for election or re-election to the Board at each annual meeting of shareholders;

•

Recommend to the Board candidates to be appointed to the Board as necessary to fill vacancies and newly created directorships;

•

Review and make recommendations to the Board as to the determination of director independence and related person transactions;

•

Recommend to the Board and oversee compliance with director retirement policies;

•

Recommend to the Board directors to serve as members and chairs of each committee, as well as candidates to fill vacancies on any committee of the Board;

•

Periodically review succession plans for directors, members of each committee, each committee chair and the Lead Director;

•

Evaluate any People and Compensation Committee interlocks among Board members and executive officers;

•

Monitor directors’ compliance with the stock ownership guidelines; and

•

Oversee the orientation of new directors and evaluate opportunities for Board members to engage in continuing education.

Governance

•

Annually review and recommend to the Board changes to the Guidelines;

•

Make recommendations to the Board concerning the frequency and content of Board meetings;

•

Make recommendations to the Board concerning the appropriate size, function, composition and structure of the Board and its committees;

•

Develop, recommend to the Board and oversee an annual self-evaluation process for the Board, its committees and individual directors;

•

Administer the Code of Business Conduct and Ethics for Non-Employee Directors and, at least annually, meet with the Corporate Secretary to review the Code and, if necessary, recommend changes to the Code to the Board;

2023 PROXY STATEMENT | 52

Back to Contents

•

Oversee our engagement with shareholders and proxy advisory firms, including with respect to shareholder proposals; and

•

Advise and make recommendations to the Board on corporate governance matters, to the extent these matters are not the responsibility of other committees.

Sustainability and Public Affairs

•

Oversee our ESG policies and programs related to corporate citizenship, social responsibility, and public policy issues significant to the Company such as sustainability and environmental responsibility; food labeling, marketing and packaging; philanthropic and political activities and contributions, and Board ESG education and capabilities; and

•

Monitor issues, trends, internal and external factors and relationships that may affect the public image and reputation of the Company and the food and beverage industry.

Other Duties and Responsibilities

•

Monitor significant developments in the regulatory environment relevant to the Company; and

•

Perform any other duties and responsibilities that are consistent with the Governance Committee’s purpose, Articles of Incorporation and By-Laws, and governing law, as the Board or the Governance Committee deems necessary or appropriate.

POLITICAL ACTIVITY AND GOVERNANCE

We maintain a robust governance framework for overseeing our political activities. We do so responsibly and transparently, with priority on compliance with federal, state and local laws. The Governance Committee oversees our policies and programs related to corporate citizenship and public policy issues significant to the Company. As our success depends on sound public policies, we regularly work with government officials regarding matters of concern in accordance with applicable laws and regulations.

Mondelēz International has a proud history of involvement in the communities where employees live and work, including participation in the political process to support policies that impact our communities, employees and businesses. We provide comprehensive disclosure of political activity through our website: www.mondelezinternational.com/investors/corporate-governance/board-oversight-of-corporate-citizenship reflecting our policies and procedures for making political contributions and expenditures. In addition, the website provides information on our lobbying activities and a link to the lobbying disclosure reports we file with the United States Congress. A list of U.S. trade associations to which we pay dues of more than $50,000 annually, including the portion of dues attributable to lobbying, can also be found on our website. As demonstrated by our robust reporting, we are firmly committed to providing shareholders with transparency about our political activities.

2023 PROXY STATEMENT | 53

Back to Contents

People and Compensation Committee

PEOPLE AND COMPENSATION COMMITTEE INDEPENDENCE, INTERLOCKS AND INSIDER PARTICIPATION

The Board determined that all People and Compensation Committee members are independent within the meaning of the Nasdaq listing standards, including the heightened independence criteria for compensation committee members. All members are “non-employee directors” under SEC rules and outside directors under the Internal Revenue Code of 1986, as amended (the “Code”). None of the People and Compensation Committee’s members are or were:

•

An officer or employee of Mondelēz International;

•

A participant in a related person transaction required to be disclosed under Item 404 of Regulation S-K; or

•

An executive officer of another entity at which one of our executive officers serves on the board of directors or the compensation committee.

RESPONSIBILITIES

The People and Compensation Committee’s responsibilities include:

•

Establish our executive compensation philosophy;

•

Determine the group of companies the People and Compensation Committee uses to benchmark executive and director compensation (the “Compensation Survey Peer Group”);

•

Periodically benchmark non-employee director compensation against the Compensation Survey Peer Group and general industry data, consider the appropriateness of the form and amount of non-employee director compensation, and make recommendations to the Board concerning director compensation with a view toward attracting and retaining qualified directors;

•

Assess the appropriateness and competitiveness of our executive compensation programs, including severance programs and executive retirement income design;

•

Oversee ESG strategic performance indicators (“SPIs”) for incentive plans;

•

Review and approve goals and objectives of the CEO; evaluate the performance of the CEO in light of these goals and objectives; and based upon this evaluation, determine both the elements and amounts of the CEO’s compensation, including perquisites. The CEO may not be present during voting or deliberations on his or her compensation;

•

Review management’s recommendations for, and approve the compensation of, the CEO’s executive direct reports and other officers subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•

Determine annual incentive compensation, equity awards and other long-term incentive awards granted under our equity and long-term incentive plans to eligible participants;

•

Determine the policies governing options and other stock grants;

•

Make recommendations to the Board with respect to incentive plans requiring shareholder approval; and approve eligibility for and design of executive compensation programs implemented under shareholder-approved plans;

•

Review the compensation and benefits policies and practices for employees, including non-executive officers, as they relate to our risk management practices and risk-taking incentives, and review proposed material changes to these policies and practices;

2023 PROXY STATEMENT | 54

Back to Contents

•

Oversee the talent development and succession planning process (including succession planning for emergencies) for the CEO and the CEO’s executive direct reports and, as appropriate, evaluate potential candidates and make recommendations to the Board regarding potential CEO candidates;

•

Review periodically our key policies, practices and strategies related to human capital management, including but not limited to organizational engagement and effectiveness, employee wellness, DEI, pay equity, talent sourcing strategies, and talent management and development programs, and review human capital management disclosure in our annual report on Form 10-K and proxy statement;

•

Monitor our policies, objectives and programs related to DEI and review periodically our DEI responsibilities and performance as an equal opportunity employer;

•

Oversee policies as they relate to respect for employees and others within the business of Mondelēz International;

•

Monitor executive officers’ compliance with our stock ownership guidelines;

•

Advise the Board and assess the appropriateness of the compensation of independent directors for service on the Board and its committees;

•

Review and discuss with management the CD&A and related disclosures to be included in our proxy statement and annual report on Form 10-K; and prepare and approve the People and Compensation Committee’s annual report to shareholders for inclusion in our annual proxy statement;

•

Review and approve the creation or revision of any clawback policy allowing recoupment of incentive-based compensation paid to executive officers in the event of an accounting restatement or as warranted;

•

Assess the independence of any compensation consultant, outside counsel and other advisors (whether retained by the People and Compensation Committee or management) that provide advice to the People and Compensation Committee, before selecting or receiving advice from them, based on the factors set forth in the Nasdaq listing rules;

•

At least annually, assess whether the work of compensation consultants involved in determining or recommending executive or director compensation has raised any conflict of interest that is required to be disclosed in our annual report on Form 10-K and proxy statement;

•

Assess the results of the most recent advisory vote on executive compensation; and

•

Perform any other duties and responsibilities that are consistent with the People and Compensation Committee’s purpose, our Articles of Incorporation and By-Laws, and governing law, as the Board or the People and Compensation Committee deems necessary or appropriate.

The People and Compensation Committee has the authority to delegate any of its responsibilities to the committee’s Chair, another People and Compensation Committee member, or a subcommittee of People and Compensation Committee members, unless prohibited by law, regulation or any Nasdaq listing standard.

EXECUTIVE OFFICERS HAVE A LIMITED ROLE IN THE PEOPLE AND COMPENSATION COMMITTEE’S DETERMINATION OF EXECUTIVE COMPENSATION AND RECOMMENDATIONS TO THE BOARD REGARDING NON-EMPLOYEE DIRECTOR COMPENSATION

•

Each year, the CEO presents compensation recommendations for his direct reports and the other executive officers, including the NEOs. The People and Compensation Committee reviews and discusses these recommendations with the CEO but retains full discretion over the compensation of these employees.

•

The CEO does not make recommendations or participate in deliberations regarding his own compensation.

•

Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.

See “How Compensation Decisions are Made” on page 86 for additional detail on roles in the decision-making process.

2023 PROXY STATEMENT | 55

Back to Contents

THE PEOPLE AND COMPENSATION COMMITTEE’S ROLE IN MANAGEMENT SUCCESSION PLANNING AND DEVELOPMENT

Succession planning for senior management positions, which facilitates continuity of leadership over the long term, is critical to our success and important at all levels within our organization. Our Board’s involvement in leadership development and succession planning is systematic, strategic and continuous. The People and Compensation Committee oversees the development and retention of senior management talent while also maintaining an appropriate succession plan for our CEO. Additionally, the Board has contingency plans for emergencies such as the death or disability of the CEO.

The People and Compensation Committee, together with the CEO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. The CEO also provides a regular review to the People and Compensation Committee of the executive leadership team. While the People and Compensation Committee has the primary responsibility to develop succession plans for the CEO position, it annually reports to the Board and decisions are made at the Board level. Potential leaders interact with Board members through formal presentations and during informal events. More broadly, the Board is updated on human capital matters for the overall workforce, including recruiting, DEI and development programs.

HOW THE PEOPLE AND COMPENSATION COMMITTEE MANAGES COMPENSATION-RELATED RISK

As it does each year, in 2022 the People and Compensation Committee evaluated whether our compensation designs, policies and practices operate to discourage our executive officers and other employees from taking unnecessary or excessive risks. As described above, we design our compensation to incentivize executives and other employees to achieve the Company’s financial and strategic goals as well as individual performance goals that promote long-term shareholder returns. Our compensation design discourages our executives and other employees from taking excessive risks for short-term benefits that may harm the Company and our shareholders in the long term. The compensation program includes several risk-mitigating elements, including:

•

Using both short-term and long-term performance-based compensation, so executives do not focus solely on short-term performance;

•

Weighting executive compensation heavily toward long-term incentives to encourage sustainable shareholder value and accountability for long-term results;

•

Using multiple relevant performance measures in our incentive plan designs, so executives do not place undue importance on one measure, which could distort the results that we want to incent;

•

Weighting both business performance and strategic SPIs in our AIP, so executives do not have too narrow a focus;

•

Capping the amount of incentives that may be awarded or granted;

•

Retaining discretion to reduce incentive awards based on unforeseen or unintended consequences and claw back compensation upon certain financial restatements or significant misconduct that could damage the reputation of the Company;

•

Requiring our top executives to hold a significant amount of their compensation in Common Stock and prohibiting them from hedging, pledging or engaging in short sales of their Common Stock;

•

Minimizing use of employment contracts;

•

Not backdating or re-pricing option grants; and

•

Not paying severance benefits on change in control events unless the affected executive is first involuntarily terminated without cause or terminates due to good reason.

2023 PROXY STATEMENT | 56

Back to Contents

The Audit Committee oversees our ethics and compliance programs that educate executives and other employees on appropriate behavior and the consequences of inappropriate actions. Additionally, the People and Compensation Committee reviews workplace compliance on an annual basis. These programs not only drive compliance and integrity but also encourage employees with knowledge of potential wrongdoing to report concerns by providing multiple reporting avenues while protecting reporting employees against retaliation.

In light of these considerations, the People and Compensation Committee believes that our compensation programs and processes do not encourage excessive risk taking, nor do they create risks that are reasonably likely to have a material adverse effect on the Company. The People and Compensation Committee’s independent compensation consultant, Semler Brossy, conducted a thorough annual review of our approach and reviewed the People and Compensation Committee’s risk analysis and agreed with this conclusion.

GOVERNANCE FRAMEWORK AROUND THE USE OF EARNINGS PER SHARE IN OUR INCENTIVE PROGRAMS

The People and Compensation Committee believes it is appropriate to base executive compensation on performance metrics that align with our external reporting framework and the means by which shareholders and other stakeholders measure our performance. Accordingly, the Earnings Per Share (“EPS”) metric we use in our long-term incentive program, like our external targets, accounts for our capital allocation plans for the year, including expected share repurchases. The People and Compensation Committee recognizes there are differing views among investors as to whether share repurchases should be factored into EPS targets in executive compensation programs but believes our robust governance and compensation practices mitigate the risk that an executive would act imprudently. Specifically,

•

The People and Compensation Committee establishes the performance metrics and targets for both the annual and long-term incentive programs;

•

The Board oversees our capital allocation process and reviews a budget each year for capital deployment, including share repurchases, with the goal of balancing investment in growth and returning cash to shareholders (as demonstrated through our historical investments in capital expenditures and research and development);

•

The People and Compensation Committee designs the long-term incentive program with a mix of performance metrics such that even if executives were able to deploy an excessive amount of cash towards share repurchases to maximize EPS, there would be offsetting impact on other performance metrics, with no clear visibility towards increasing payouts; and

•

EPS is not the most heavily weighted metric in the long-term incentive plan.

In light of these considerations, the People and Compensation Committee believes that our compensation programs and processes do not encourage excessive risk taking, nor do they create risks that are reasonably likely to have a material adverse effect on the Company. Semler Brossy conducted a thorough annual review of our approach and reviewed the People and Compensation Committee’s risk analysis and agreed with this conclusion.

2023 PROXY STATEMENT | 57

Back to Contents

OUR DISTINCTIVE APPROACH TO ENVIRONMENTAL AND SOCIAL ISSUES

Mondelēz International has a clear and distinctive approach to environmental and social matters aligned to our business strategy. Our approach is informed by our understanding of the issues that are significant to our business and to the communities we touch, and in turn by the priorities we have set for ourselves along our value chain.

Snacking Made Right is the lens through which we determine our ESG priorities to deliver on our mission of leading the future of snacking by offering the right snack, for the right moment, made the right way. We have a clear strategic approach to making snacking right, so we can drive innovative, more sustainable business growth the right way for people and the planet. At our investor update on May 10, 2022, we unveiled the evolution of our long-term growth strategy elevating Sustainability as a fourth strategic growth pillar now sitting alongside Growth, Execution and Culture.

Our Strategic Focus Areas

We focus where we believe we can make a bigger difference and deliver greater long-term positive impact. Our strategy and goals in addressing our key focus areas are central to supporting our growth around the world and creating long-term value for both the business and our stakeholders. We also work together in collaboration with partners, external advisors, regulators, shareholders and other stakeholders as we focus on increasing our long-term positive impact and supporting the needs of the planet, our consumers, our colleagues and our other stakeholders.

We have identified certain environmental and social strategic focus areas that we believe are significant to building a more sustainable snacking company.

Our strategic focus areas and progress goals map to the areas of our business that we believe account for our greatest opportunity to help make a positive lasting impact on the environment and communities we touch. They are also aligned to our long-term business success. By focusing our efforts in these areas, we can help drive more sustainable business growth and deliver meaningful progress in achieving our ambition to reduce our environmental impact and empower people and communities.

2023 PROXY STATEMENT | 58

Back to Contents

Board Oversight and Governance of ESG

We have a comprehensive governance structure that provides strong oversight of our ESG efforts. Our Board oversees our ESG-related risks, strategy, progress, alignment with purpose, stakeholder interests, and strategic risks and opportunities, and reviews progress and challenges on evolving our growth culture and our DEI goals. Specific responsibilities are delegated to our Board committees, which are composed solely of independent directors.

•

Governance, Membership and Sustainability Committee: Oversees our ESG policies and programs related to corporate citizenship, social responsibility and public policy issues significant to us, such as sustainability and environmental responsibility; food labeling, marketing and packaging; philanthropic and political activities and contributions; and Board ESG education and capabilities.

•

People and Compensation Committee: Oversees our DEI priorities, as well as workplace compliance and employee wellness, pay equity, talent sourcing strategies, talent management and development programs, and ESG strategic performance indicators for incentive plans.

•

Audit Committee: Oversees our safety priorities, goals and performance, as well as our ESG-related disclosure and control processes in connection with SEC filings.

Management is responsible for the day-day-day management and oversight of our critical sustainability programming and strategy development, in addition to regular progress reviews. Our SVP, Chief Impact & Sustainability Officer (“Chief Impact Officer”) leads our sustainability strategy development and oversees our sustainability strategy through implementation, as well as our long-term sustainability vision. Our Sustainability Steering Committee, chaired by our Chief Impact Officer, includes leaders from our key global functions and businesses and focuses on our environmental and social sustainability-related strategies. Our Chief Impact Officer and our EVP, Corporate & Legal Affairs and General Counsel regularly report on sustainability matters to the Board and the Governance Committee.

We take a disciplined approach to our sustainability initiatives and are committed to remaining transparent and proactive about our progress. We track, report on and hold management accountable for achieving our goals, and we include ESG goals in the annual compensation plan for executives.

As part of our goal of promoting accountability, many of our long-term public goals and associated action plans are developed in partnership with external advisors. We consider perspectives from our ongoing engagement with shareholders and other stakeholders, and we actively engage with multiple ESG ratings organizations and indices as we advance our disclosure and promote transparency. This two-way dialogue informs our ESG approach, which defines our assessment of the environmental and social issues most significant to us. Materials and processes that guide our assessment include our ERM program for identifying, assessing, prioritizing, mitigating and monitoring risks.

Our Goals

We have set public goals to achieve meaningful progress and drive positive, lasting change. Our goals include more sustainable sourcing of key ingredients, reducing our environmental footprint, promoting the rights of people across our value chain and offering a broad range of high-quality snacks addressing consumer needs while encouraging consumers to snack mindfully. In 2022, we made progress against these goals, such as by expanding our signature raw material sourcing programs, including our 2022 announcement of the next phase of Cocoa Life backed by an additional $600 million through 2030, for a total of $1 billion investment since the start of the program.

2023 PROXY STATEMENT | 59

Back to Contents

United Nations Sustainable Development Goals

Our goals are aligned to our business ambition to lead the future of snacking at Mondelēz International. Several of our ESG goals and the work we are doing to advance ESG align with the U.N. Sustainable Development Goals (“SDGs”). We focus on those SDGs where we believe we can make a bigger impact or where our signature programming, like Cocoa Life, has a direct contribution. Our programs are mapped to the SDGs to ensure they remain aligned.

ESG Reporting

We are committed to being transparent and effective in sharing our progress against our public goals and will share detailed updates in our annual ESG Snacking Made Right report. We expect to publish our next update in May 2023 as part of our 2022 Snacking Made Right report, which will be available on our website, www.mondelezinternational.com. The report will include updates on our activities to more sustainably source key ingredients, such as cocoa, wheat and palm oil, and our progress on sourcing cage-free eggs globally. We will also provide updates on our efforts to promote rights of people across our value chain, including our efforts to help address the systemic issue of child labor in the cocoa supply chain, as well as information on the steps we are taking to reduce our environmental footprint. We provide additional information regarding our efforts to help address the systemic issue of child labor in the cocoa supply chain in our annual Human Rights Due Diligence & Modern Slavery Report, which also will be available on our website, www.mondelezinternational.com. In addition, we are tracking adoption of standards such as those published by the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”), and we disclose alignment indexes to SASB and TCFD on our website. Our 2022 Snacking Made Right report will detail alignment between those standards and our current disclosures, and we will continue to consider shareholder feedback as we align our sustainability reporting with evolving standards. We monitor investor voting policies and continue to evolve our practices and disclosures. We also disclose our consolidated EEO-1 statement of the race and gender of U.S.-based employees, as well as our Board diversity data.

2023 PROXY STATEMENT | 60

Back to Contents

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Review of Non-Employee Director Compensation

The People and Compensation Committee reviews non-employee director compensation annually to confirm that the compensation we offer is market-competitive without being excessive. To support the People and Compensation Committee’s review, at the People and Compensation Committee’s request, Semler Brossy:

•

benchmarks our non-employee director compensation against our Compensation Survey Peer Group and other Fortune 100 companies;

•

assesses the form and amount of our non-employee director compensation; and

•

provides the People and Compensation Committee with this data and an independent assessment of the appropriateness and competitiveness of our non-employee director compensation.

Executive officers do not play a role in determining or recommending the amount or form of non-employee director compensation.

Using Semler Brossy’s assessment, the People and Compensation Committee recommended no changes to the non-employee director compensation program in 2022. The average total pay of $308,000 approximates market median and the pay mix of 38% cash and 62% equity is aligned with market.

Summary of 2022 Compensation Elements

Annual Compensation Elements	Amount ($)
Annual Cash Retainer	110,000
Value of Annual Equity Retainer	190,000
Additional Cash Compensation
Lead Director Retainer	30,000
Audit Committee Chair Retainer	25,000
People and Compensation Committee Chair Retainer	25,000
Governance Committee Chair Retainer	20,000
Finance Committee Chair Retainer	20,000

We do not pay non-employee directors meeting fees.

We also do not pay any Company employee who serves as director any additional compensation for serving as a director. Mr. Van de Put is the only director who is also a Company employee.

Plan Limits on Non-Employee Director Grants

Our shareholder-approved Amended and Restated 2005 Performance Incentive Plan (the “Equity Plan”) caps the maximum fair market value of Common Stock grants made to any non-employee director in any calendar year at $500,000. See the “2022 Non-Employee Director Compensation” and “2022 Non-Employee Director Awards” tables on pages 63-64 for specific values.

2023 PROXY STATEMENT | 61

Back to Contents

Cash Compensation – Board, Independent Lead Director and Committee Chair Retainers

We pay our non-employee directors their cash retainers quarterly. The Mondelēz International, Inc. 2001 Compensation Plan for Non-Employee Directors allows directors to defer 25%, 50%, 75% or 100% of their cash retainers into notional unfunded accounts. These accounts are credited with gains/losses based upon the performance of investment funds that mirror certain of the investment options available under the Thrift Plan offered to U.S. salaried employees.

If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of Shareholders), we pay that director prorated compensation based on the number of days remaining in the calendar year.

Equity Compensation – Annual Equity Grant

We make annual equity grants to our non-employee directors following the Annual Meeting of Shareholders. In order to align directors’ interests with shareholders during the directors’ service, grants are in the form of vested deferred stock units. We settle these deferred stock units by distributing actual shares six months after a director ends his or her service as a director. When we pay a dividend on our Common Stock, we accrue the value of the dividends that we would have paid on the shares underlying the deferred stock units. Directors receive shares equal to the accumulated value of the dividends at the same time their deferred stock units are settled.

If the Board appoints a new non-employee director during the year (i.e., other than at the Annual Meeting of Shareholders), we prorate the annual equity grant value based on the number of months until the next Annual Meeting of Shareholders.

Director Stock Ownership Guidelines

To align the interests of our non-employee directors and our shareholders, we expect our non-employee directors to hold shares of our Common Stock. Our expectations are as follows:

Key Provisions	Explanation of Key Provisions
Ownership expectation	• Amount equal to five times the annual Board cash retainer (i.e., $550,000).
Time to meet expectation	• Five years from joining the Board as a director.
Shares counted toward ownership	• Common Stock, including sole ownership, deferred stock units and accounts over which the director has direct or indirect ownership or control.
Holding expectation
•

The Company does not release the shares underlying deferred stock units until six months after the director ends his or her service as a director. The Company does not require that shares be held after distribution/issuance.

If a non-employee director does not meet these ownership expectations, the Lead Director will consider the non-employee director’s particular situation and may take action as deemed appropriate. As of March 8, 2023, each director serving for at least five years met or exceeded the ownership expectation.

2023 PROXY STATEMENT | 62

Back to Contents

Company Match for Director Charitable Contributions

Non-employee directors are eligible to participate in the Mondelēz International Foundation (the “Foundation”) Matching Gift Program. Each year, the Foundation will generally match up to $15,000 in contributions by a non-employee director to any 501(c)(3) non-profit organization(s).

2022 Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Booth, Lewis	125,453	190,011	15,000	330,464
Bunch, Charles	130,000	190,011	15,000	335,011
Cousin, Ertharin(4)	110,000	269,241	1,000	380,241
Juliber, Lois	135,000	190,011	5,000	330,011
May, Peter(5)	42,005	-	-	42,005
Mesquita, Jorge	110,000	190,011	-	300,011
Nielsen, Jane	110,000	190,011	-	300,011
Reynolds, Fredric(5)	175,039	-	30,000	205,039
Shi, Christiana	110,000	190,011	-	300,011
Siewert, Patrick	136,181	190,011	10,000	336,192
Todman, Michael	122,363	190,011	-	312,374
van Boxmeer, Jean-François(5)	141,406	-	-	141,406
(1)

Includes all retainer fees earned or deferred pursuant to the 2001 Compensation Plan for Non-Employee Directors.

(2)

The amounts shown in this column represent the full grant date fair value of the deferred stock unit grants in 2022 as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the consolidated financial statements contained in our 2022 Form 10-K. The deferred stock units are immediately vested, but receipt of the shares is deferred until six months after the director separates from service on the Board. The 2022 Non-Employee Director Equity Awards table provides further detail on the non-employee director grants made in 2022 and the number of stock awards outstanding as of December 31, 2022.

(3)

Represents Foundation contributions made as part of the Foundation Matching Gift Program. Annual match limits are based on gift date, not the match date by the Foundation. As such, the amounts reflected may represent gifts that directors made in 2021, but the Foundation did not match until 2022.

(4)

Ms. Cousin appointed to the Board effective January 1, 2022 and received a pro-rated equity award of $79,229.97, for her service from January 3, 2022 to May 17, 2022.

(5)

Effective May 17, 2022, Mr. May, Mr. Reynolds and Mr. van Boxmeer concluded their service on the Board. Their respective 2022 retainer payments were prorated based on the date their terms ended. They did not receive an annual equity grant during 2022.

2023 PROXY STATEMENT | 63

Back to Contents

2022 Non-Employee Director Equity Awards

Name	All Stock Awards: Number of Stocks or Units Granted in 2022 (#)	All Stock Awards: Grant Date Fair Value of Stock or Units Granted in 2022(1) ($)	Outstanding Stock Awards as of December 31, 2022(2) (#)
Booth, Lewis	3,118	190,011	45,642
Bunch, Charles	3,118	190,011	26,084
Cousin, Ertharin	4,319	269,241	4,379
Juliber, Lois	3,118	190,011	68,625
Mesquita, Jorge	3,118	190,011	45,996
Nielsen, Jane	3,118	190,011	6,309
Shi, Christiana	3,118	190,011	28,957
Siewert, Patrick	3,118	190,011	45,777
Todman, Michael	3,118	190,011	10,042
(1)

The amounts shown in this column represent the full grant date fair value of the deferred stock units granted in 2022 as computed in accordance with FASB ASC Topic 718.

(2)

Shares are fully vested but receipt of shares is deferred until six months after the director separates from service on the Board.

2023 PROXY STATEMENT | 64

Back to Contents

COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

Executive Summary	65
Detailed Program Discussion	72
Compensation Governance	90

This CD&A details our alignment of pay with financial and strategic performance, provides an overview of compensation programs, explains the guiding principles and practices upon which our executive compensation program is based and describes the compensation paid to the following individuals, who were our 2022 NEOs:

Dirk Van de Put Chairman and Chief Executive Officer	Luca Zaramella Executive Vice President and Chief Financial Officer	Maurizio Brusadelli Executive Vice President and President, Asia, Middle East & Africa (“AMEA”)	Vinzenz Gruber Executive Vice President and President, Europe	Gustavo Valle Executive Vice President and President, North America

Executive Summary

OUR GROWTH STRATEGY

We have continued to make significant progress against our long-term strategy - investing in differentiated marketing and sales capabilities, while strengthening our local-first operating model to further empower local markets and promote a growth culture. Recognizing the urgent challenges facing the planet and the communities in which we operate, we have elevated Sustainability to become a fourth pillar of our long-term growth strategy - Growth, Execution, Culture and Sustainability.

2023 PROXY STATEMENT | 65

Back to Contents

We aim to be the global leader in snacking by continuing to focus on these four priorities:

•

Growth: Accelerating growth and focusing the portfolio on generating 90% of revenue from chocolate, biscuits and baked snacks.

•

Execution: Investing more than $1 billion to become the digital commerce snacks leader while advancing future-forward commercial growth capabilities.

•

Culture: Strengthening the Company’s local-first operating model to further empower employees, promoting a growth culture and continue building a team of deep and diverse talent.

•

Sustainability: Helping to drive positive change at scale across the Company’s focused set of ESG priorities – creating long-term value for both the business and its stakeholders.

Our financial results demonstrate the success of our strategy and continued execution against it. Over the past five years, we have seen a marked increase in our top-line growth, volume, gross profit dollar growth and cash flow generation. We believe our current momentum, superior brand portfolio, advantaged geographic and attractive categories, expanded ESG agenda and ability to reshape our portfolio position us well to continue creating strong shareholder value. Our reward structure continues to be tightly aligned with our strategy, using incentive plan metrics that are intended to drive high quality results against each of the four pillars listed above.

2023 PROXY STATEMENT | 66

Back to Contents

PERFORMANCE OVERVIEW

Our 2022 performance demonstrates that our strategic priorities and long-term strategy are working while focusing on navigating through a volatile environment. Year-over-year highlights of our 2022 performance, which reflects the near term challenging operating conditions, include:

(1)

Given the nature of non-recurring items that impacted our 2022 reported diluted EPS growth, we believe adjusted EPS growth provides the most accurate picture of our 2022 performance. Our 2022 reported diluted EPS growth was negatively impacted by significant currency headwinds due to the stronger US$ and other items affecting comparability, including lapping prior-year net gains on equity method transactions, unfavorable year-over-year mark-to-market impacts from currency and commodity derivatives as we lapped prior year gains, the impact from the European Commission legal matter and higher acquisition-related costs. Please refer to Annex A for more information on these items.

We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. See definitions of these measures and GAAP to non-GAAP reconciliations in Annex A.

Our results continue to demonstrate the power of our brands, the strength of our global footprint and the potential of our strategic plan. In 2022, we delivered robust top-line growth, continued strength in both emerging and developed markets, strong profit dollar growth and a strengthened portfolio with mergers and acquisitions. As demonstrated below, our execution of our strategy over the past five years continues to drive positive Total Shareholder Return (“TSR”) performance and has often outpaced most of our industry peers.

2023 PROXY STATEMENT | 67

Back to Contents

Annualized Total Shareholder Return

In 2022, we delivered approximately $2 billion in dividends to shareholders and returned approximately $2 billion in capital to shareholders in the form of share repurchases while continuing to make significant investments in our business. All of this was made possible through our strong Free Cash Flow of approximately $4 billion for 2022. See definition of Free Cash Flow and GAAP to non-GAAP reconciliations in Annex A.

2023 PROXY STATEMENT | 68

Back to Contents

OVERVIEW OF PAY ELEMENTS

This table identifies and describes the primary elements of the 2022 executive compensation program for our NEOs. The pay elements below are aligned directly to the key business goals highlighted in the Performance Overview section above. A more detailed discussion, including definitions of the financial measures used in our AIP and PSU grants, appears later in this CD&A and in Annex A.

(1)

See definitions in Annex A.

(2)

Based on SPI goals, including ESG goals. See Strategic Progress Indicators on page 77 for detail on the 2022 SPI goals.

2022 COMPENSATION PROGRAM DESIGN CHANGES

We did not make any material changes to our 2022 design relative to our design in 2021. Our program remains aligned with our business strategy and reflects the strength of ongoing shareholder feedback.

2023 PROXY STATEMENT | 69

Back to Contents

EXECUTIVE COMPENSATION GOALS AND PRINCIPLES

The People and Compensation Committee oversees our executive compensation program focusing on four primary principles.

Principle	How We Accomplish
Attract, retain and motivate talented executives and develop world-class business leaders	• Align our executive pay packages with comparable positions at companies in our Compensation Survey Peer Group, taking into account tenure, performance and complexity of scope
Align pay and performance by making a significant portion of our executives’ compensation dependent on achieving financial and other critical strategic and individual goals
•

Set substantive performance goals reflecting strategy at the beginning of performance cycles and hold executives accountable for delivering on those targets

•

Consider individual performance in achievement against strategic goals

Put pay at risk by heavily weighting the mix of fixed and variable compensation toward variable components	• 90% of our CEO’s compensation and on average 83% of the other NEOs’ compensation is at risk
Align our executives’ and shareholders’ interests to promote sustained and superior long-term shareholder returns
•

70% of our CEO’s compensation and on average 65% of the other NEOs’ compensation is in equity-based grants

•

Maintain stock ownership policy that requires ownership at or above peer benchmark levels: CEO must hold 8 times salary and other NEOs must hold 4 times salary

SHAREHOLDER ENGAGEMENT ON EXECUTIVE COMPENSATION

The Board encourages open and constructive dialogue with shareholders regarding our executive compensation policies and practices. At the 2022 Annual Meeting of Shareholders, more than 93% of the votes cast in our say-on-pay advisory vote were in favor of our executive compensation policies and practices. We did not make any changes to our compensation program as a result of the advisory vote.

2023 PROXY STATEMENT | 70

Back to Contents

COMPENSATION PROGRAM GOVERNANCE

Our executive compensation governance reflects best practices to protect and promote our shareholders’ interests.

WHAT WE DO

Require significant stock ownership

Require executives to hold equity for at least one year after exercising stock options or vesting of full-value awards

Require above-median TSR performance relative to peers to earn a target PSU payout on that component

Provide for “clawbacks” upon certain financial restatements or significant misconduct that could damage the Company’s reputation

Conduct an annual compensation risk assessment

Offer limited perquisites

Pay severance and vest equity only upon a “double trigger” in the event of a change in control (“CIC”)

Benchmark executive compensation and our performance compared to relevant comparators

Provide for a significant majority of compensation that is based on objective, quantifiable pre-established performance goals

Retain an independent compensation consultant to advise the People and Compensation Committee

WHAT WE DON’T DO

No re-pricing or exchanging underwater stock options

No dividends paid to executives before PSUs vest

No separate, enhanced health and welfare or retirement benefit plans for NEOs

No guaranteed increases to base salaries

No hedging, pledging or short sales of our Common Stock

No tax gross-ups to NEOs for perquisites or in the event of a change in control

No incentives to produce short-term results to the detriment of long-term goals and results

No incentives to pursue excessively risky business strategies

2023 PROXY STATEMENT | 71

Back to Contents

Detailed Program Discussion

TOTAL TARGET COMPENSATION MIX

The People and Compensation Committee places significant focus on performance-based compensation, which is provided in the form of an annual performance incentive under the AIP and stock options and PSUs under the LTIP. Our focus on performance-based compensation rewards strong Company financial and operating performance and aligns the interests of our NEOs with those of our shareholders.

Below we show the 2022 total target compensation mix for our CEO and, on average, our other NEOs. This compensation mix includes base pay, target annual incentive and long-term incentive grants. A significant portion of compensation for both the CEO and the other NEOs is at risk/variable pay.

BASE SALARY

Overview

Base salary is the primary element of fixed compensation. In determining the base salary that each NEO receives, we look at the executive’s current compensation, tenure, performance, any change in the executive’s position or responsibilities and the complexity and scope of the executive’s position as compared to those of other executives within the Company and in similar positions at companies in our Compensation Survey Peer group. The People and Compensation Committee reviews NEO salaries annually. If awarded, salary increases are generally effective April 1. If there is a notable change in a NEO’s role and responsibilities during the year, the People and Compensation Committee considers whether an off-cycle increase is warranted. No NEO received an off-cycle increase in 2022.

2022 Compensation Actions

Mr. Van de Put, Mr. Zaramella, Mr. Brusadelli and Mr. Gruber each received a base salary increase in 2022 to reflect their strong performance and contributions in their current roles and to maintain market competitiveness with external peers. Mr. Valle served as EVP and President, Latin America until he was appointed to his new role, as the EVP and President, North America on March 1, 2022, and he received a base salary increase to reflect his new role and performance. Base salaries for all the NEOs and increases (where applicable) are shown in the table below.

Name	2021 base salary	2022 base salary	% increase
Mr. Van de Put	1,500,000	1,550,000	3.3%
Mr. Zaramella	850,000	880,000	3.5%
Mr. Brusadelli	€ 602,700	€ 624,000	3.5%
Mr. Gruber	CHF 710,800	CHF 736,500	3.6%
Mr. Valle	650,000	720,000	10.8%

2023 PROXY STATEMENT | 72

Back to Contents

ANNUAL INCENTIVE PLAN

Annual Incentive Plan Award Formula

The People and Compensation Committee used the formula below to determine awards to the NEOs under the 2022 AIP.

Target annual incentive opportunities for the NEOs are shown below.

Name	Target opportunity as a % of salary
Mr. Van de Put	190%
Mr. Zaramella	110%
Mr. Brusadelli	100%
Mr. Gruber	100%
Mr. Valle	100%

The People and Compensation Committee reviews benchmark data from our Compensation Survey Peer Group (see page 86) to align our executive pay packages with similar positions. Target annual incentive opportunities increased slightly for all NEOs in 2022 to remain competitive.

2023 PROXY STATEMENT | 73

Back to Contents

The graphic below describes the 2022 AIP components.

(1)

See definitions in Annex A.

(2)

Based on SPI goals, including ESG goals. See Strategic Progress Indicators on page 77 for detail on SPI goals.

Financial Performance Rating (80% Weighting)

Metrics and Alignment with Strategy

The financial performance rating for Mr. Van de Put and Mr. Zaramella is based on global Company performance; the financial performance ratings for Mr. Brusadelli, Mr. Gruber and Mr. Valle are based on a combination of their respective region and global Company performance. In selecting financial performance metrics, the Board seeks to incentivize actions that drive execution consistent with our strategy. The Board determined that each of the selected metrics incentivizes a key component of our growth strategy and that executives have the ability to influence our performance on each measure. Performance ratings against each measure can range from 0% to 200%, with the exception of the Market Share Overlay.

2023 PROXY STATEMENT | 74

Back to Contents

Performance Measure(1)	Alignment with Strategy
Organic Volume Growth	Incentivizes balanced, high-quality, top-line growth and improved margin leverage through higher capacity utilization
Organic Net Revenue Growth	Focuses on high-quality revenue growth through market share, volume gains and price-mix optimization
Adjusted Gross Profit Growth	Measures the Company’s ability to manage and balance trade-offs among volume, mix, pricing and costs and enables investment to drive earnings and Free Cash Flow through investing in people and brands
Adjusted Operating Income Growth	Demonstrates if our business is operating successfully by capturing all operating costs
Free Cash Flow	Key metric that influences our ability to invest for future growth, drive operational excellence and return cash to shareholders
Market Share Overlay	Incentivizes market share growth and leadership positions across our key markets
(1) See definitions in Annex A.

Target-Setting Process

The Board recognizes the importance of establishing realistic but rigorous targets that continue to motivate and retain executives. As such, the Board approves annual operating targets after a thorough review and discussion. These targets are used by the People and Compensation Committee as the basis of the AIP. The targets set by the Board require achieving a high degree of business performance for the expected operating environment. AIP targets were approved in February 2022.

2022 Targets and Corporate Financial Rating

To determine awards for Mr. Van de Put and Mr. Zaramella, the People and Compensation Committee first evaluated the 2022 Company results against the 2022 Company performance goals listed below (U.S. dollars in millions). Overall, we achieved an above target Company performance rating of 157% under the 2022 AIP.

2023 PROXY STATEMENT | 75

Back to Contents

Performance Measures[1]	Threshold	Target	Maximum		Weighting	Results
Organic Volume Growth	(0.2)%	1.3%	2.8%	2.7%	15%	193%
Organic Net Revenue Growth	1.8%	3.3%	4.8%	12.3%	15%	200%
Adjusted Gross Profit Growth	4.5%	7.0%	9.0%	12.3%	35%	200%
Adjusted Operating Income Growth	1.9%	4.9%	7.4%	12.2%	15%	200%
Free Cash Flow	$2,467	$2,845	$3,223	$3,002	20%	142%
Market Share Change (pp vs. prior year)	(0.3pp)	No Change	+0.3pp	(0.4)		

Preliminary Corporate Financial Rating		Adjustment for Market Share Overlay[2]		FINAL CORPORATE FINANCIAL RATING
187%	-	30pp	=	157%

(1)

See definitions in Annex A.

(2)

Reflects a decrease in global market share measured on a net revenue weighted basis across all of our categories.

2022 AMEA, Europe and North America Financial Ratings

To determine the annual incentive awards for Mr. Brusadelli, Mr. Gruber and Mr. Valle, the People and Compensation Committee evaluated the weighted average of the performance of the business units in each of their respective regions against the performance targets and determined final region performance ratings. These ratings, together with the Company performance rating, were used to create blended performance ratings, as shown below.

Performance Measures(1)	Weighting	Performance Rating(1)
		AMEA (Brusadelli)	Europe (Gruber)	North America (Valle)
Organic Volume Growth	15%	176%	69%	18%
Organic Net Revenue Growth	15%	193%	175%	200%
Adjusted Gross Profit Growth	35%	151%	19%	187%
Adjusted Operating Income Growth	15%	133%	19%	191%
Free Cash Flow	20%	119%	0%	200%
Market Share Overlay	-/+30%	+30pp	-30pp	-30pp
Region Performance Rating		182%	16%	137%
Final Blended Rating		175%	44%	141%
(1) See definitions in Annex A.

2023 PROXY STATEMENT | 76

Back to Contents

Strategic Progress Indicator Goals (20% Weighting)

Aligned with rollout of Vision 2030 and long-term strategic objectives required to achieve it, we redefined our SPI goals for the leadership team.

Effective in 2022, we laid out two long-term SPI goals – Snacks Leadership and ESG (comprised of Sustainability, Mindful Snacking and Colleagues). We assess our leadership team annually on progress made against these SPI goals to ensure we stay on track to achieve our long-term strategic objectives. Snacks Leadership and ESG are weighted 50% each of the total SPI goals. Achievement on each SPI can range from 0-200% of target. This approach aligns the leadership team in delivering the right strategic outcomes for the Company. Similar to prior year, the People and Compensation Committee reviews all the results and approves the Company’s SPI rating. At the end of the year, the People and Compensation Committee determines a payout percentage based on its assessment of the Company’s global performance against the annual SPI goals.

Each member of the corporate leadership team is measured on the same SPI goals and receives the same SPI rating, while region leaders receive a rating specific to the actual performance of the business units in their respective regions.

2023 PROXY STATEMENT | 77

Back to Contents

SPI Goals		Assessment(1)	Annual Progress
Snack Leadership (50% of SPI) Drive global leadership in snacking by accelerating growth in multiple snacking categories
•

Priority & Total Snacks Share change: Strong market share driven by (1) Pricing execution and volume growth across developed and emerging markets and (2) Strengthened portfolio through strategic high-growth acquisitions (Chipita, CLIF Bar and Ricolino)

ESG (50% of SPI)	Sustainability: Drive towards net zero environmental impact with sustainably sourced cocoa and wheat and reduction in packaging waste and CO2
•

Sustainably Sourced Cocoa: ~80% sustainably sourced cocoa and on track to deliver on our long-term goals via expansion of Cocoa Life Program

•

End-to-end CO2 Reduction: Continued CO2 reductions driven primarily by renewable energy expansions in key markets

•

Recyclable Packaging: Conversion to recycling packaging in line with annual expectations and long-term goals

	Mindful Snacking: Evolve our products and portfolio to help consumers snack mindfully		• Mindful Portions: Progress made year-over-year but limited relative to long-term goals • Nutrients: Progress was in line with annual expectations and long-term goals
Colleagues: Build a winning growth and ownership culture that invests in local talent and champions diversity, equity and inclusion
•

Diversity and Inclusion: Sustained progress year-over-year for Women in Leadership roles. Continued improvement in Black Representation in Management in the U.S. in line with long-term goal

•

Employee Engagement: Flat results to prior year with key focus area improvements; Maintained scores > 2019 and benchmark companies

•

Depth of Talent: Continued significant improvement in our bench strength allowing greater internal talent sufficiency for leader roles

SPI Rating			125%
(1) Arrow up = above expected progress; sideways arrow = at expected progress; arrow down = limited progress

Region SPI Rating

The region SPI ratings are a weighted average (on a net revenue basis) of the final SPI rating for each business unit in the region. After reviewing annual progress toward each of the long-term SPI goals for the business units in the region, the People and Compensation Committee determined that the appropriate payout ratings for the regions are:

Final SPI Rating
Corporate	125%
AMEA	106%
Europe	124%
North America	140%

2023 PROXY STATEMENT | 78

Back to Contents

Annual Cash Incentive Program Decisions

After determining the 2022 Corporate, AMEA, Europe and North America financial payout percentages and SPI ratings, the People and Compensation Committee approved the following annual incentive cash payments for the NEOs:

Name	Target Incentive		Financial Performance Rating	Strategic SPI Rating	Total Incentive Payment		Total Incentive Payment as % of Target
Mr. Van de Put		$2,945,000	157%	125%		$4,446,950	151%
Mr. Zaramella		$968,000	157%	125%		$1,461,680	151%
Mr. Brusadelli		€624,000	175%	106%		€1,004,640	161%
Mr. Gruber	CHF	736,500	44%	124%	CHF	441,900	60%
Mr. Valle (1)		$720,000	143%	139%		$1,038,003	144%

(1)

Mr. Valle’s incentive payment is blended based on spending 10% of the year as the EVP and President, Latin America and 90% as the EVP and President, North America. The financial performance rating for Latin America was 200% and 137% for North America, resulting in a blended rating of 143%. The SPI Rating for Latin America was 129% and 140% for North America, resulting in a blended rating of 139%.

LONG-TERM INCENTIVE PLAN

Overview

We design our LTIP to incentivize our NEOs to focus on critical performance objectives that we believe will translate into sustainable shareholder returns over the long term. Grants made under our 2022 long-term incentive program were entirely in equity using the same mix used in 2021: 75% PSUs and 25% stock options.

Vehicle	Weight	Structure	Purpose
PSUs	75%
•

Number of shares earned may range from 0% to 200% of the target number of PSUs granted based on the final business performance rating for the three-year performance cycle

•

3-year cliff vest

•

1-year holding requirement after vesting

			• Aligns long-term interests • Pay for performance • Retention • Stock ownership
Stock Options	25%	• 3-year ratable vest • 10-year term • 1-year holding requirement post exercise	• Aligns long-term interests • Pay for performance • Retention • Stock ownership

2023 PROXY STATEMENT | 79

Back to Contents

2022 Annual Equity Grants to NEOs

The table below shows the 2022 annual equity grants to our NEOs. In determining each grant, the People and Compensation Committee considered each executive’s level of responsibility, individual and Company performance, external market positioning and recommendations from the CEO, other than himself.

Name	2022 Annual Equity Grants(1)
	PSUs		Stock Options
	#	$(2)	#	$(2)
Mr. Van de Put	139,220	9,000,000	232,020	3,000,000
Mr. Zaramella	46,410	3,000,000	77,340	1,000,000
Mr. Brusadelli	32,490	2,100,000	54,140	700,000
Mr. Gruber	32,490	2,100,000	54,140	700,000
Mr. Valle	24,370	1,575,000	40,610	525,000
(1)

The grant date for the annual equity grants was February 24, 2022. Grants of PSUs are reflected at target since actual shares earned, if any, will be determined after the three-year performance cycle ending on December 31, 2024.

(2)

Amount approved by the People and Compensation Committee; differs from the value in the “Grants of Plan-Based Awards” (“GOPBA”) table which represents the accounting value of the award.

We present the actual equity grants, including grant date fair value, in the 2022 Summary Compensation Table and 2022 GOPBA table under “Executive Compensation Tables” beginning on page 94. Our 2022 annual equity grant date was the date of the regularly scheduled People and Compensation Committee meeting following the release of our annual financial results. The exercise price for all stock option grants equals $64.65, the closing stock price on the grant date.

Performance Share Units (75%)

Overview

The People and Compensation Committee grants PSUs to motivate executives to achieve or exceed our long-term financial goals and deliver top-tier shareholder returns. Each NEO’s target number of PSUs is based on 75% of the total annual equity grant value.

The People and Compensation Committee approves performance targets for a three-year performance cycle when it grants PSUs. At the end of the three-year performance cycle, the grants will only vest if the People and Compensation Committee certifies that Company results meet or exceed the predetermined performance thresholds. Vested PSUs are settled in shares of our Common Stock in the first quarter following the end of the performance cycle. Dividend equivalents accrue during the performance period and are paid in cash after the shares are issued based on the actual number of shares earned. After vesting, executives must hold net shares acquired for at least one year.

2022-2024 Metrics and Weighting

The number of shares earned by an executive depends on the Company’s achievement of key financial measures and annualized TSR relative to the median of our Performance Peer Group. The table below describes the performance measures and weightings for the 2022-2024 PSUs and outlines how those measures align with our strategy. In selecting the metrics, the People and Compensation Committee seeks to incentivize behavior consistent with achieving our long-term growth objectives and to align the interests of our executives with the interests of our shareholders.

2023 PROXY STATEMENT | 80

Back to Contents

Measures(1)	Weighting	Alignment with Strategy
Organic Net Revenue Growth	25%	Incentivize growth over the long term; also a key objective of our growth-oriented strategy
Adjusted EPS Growth	25%	Overall measure of performance and primary driver of shareholder value creation and return on capital
Annualized Relative TSR	50%	Directly link awards to shareholder value creation and performance versus peers
(1) See definitions in Annex A.

Organic Net Revenue Growth is a metric for cash awards under our AIP and for share grants related to our PSUs. This metric is a fundamental driver of shareholder value and we believe our executives should focus on it over both the short and long term. A one-year target (under the AIP) and a three-year target (for the PSUs) for Organic Net Revenue Growth create different, yet complementary, incentives for our employees. Organic Net Revenue Growth also is a key driver impacting our operational and financial performance and advancing our strategic plan.

At the end of the performance cycle, the number of shares actually earned may range from 0% to 200% of the target number of PSUs granted. The number of shares that may be earned against each measure, as a percentage of target, at threshold, target and maximum performance levels is as follows:

Metric Achievement:	Below Threshold	Threshold	Target	Max
Shares Earned (as a percentage of target):	0%	50%	100%	200%

2022-2024 Targets and Target-Setting Process

For the 2022-2024 PSU grant, the target set for Annualized Relative TSR is the 55th percentile of the Performance Peer Group. The People and Compensation Committee sets our financial performance targets for Organic Net Revenue Growth and Adjusted EPS Growth based on annual average growth rates, while also taking into consideration our long-term strategic plan and external guidance.

Although we do not prospectively disclose specific financial performance targets, we do disclose them retrospectively, along with results, at the end of each performance cycle (see “2020-2022 Performance Cycle Results and Shares Earned” on page 82). Revealing specific targets prospectively would provide competitors and other third parties with insights into our confidential planning process and strategies and potentially harm us competitively. We design our financial performance targets to be challenging and there is no guarantee that any shares will be earned.

We provide directional guidance to assist shareholders in determining if our prospective performance targets are rigorous when evaluating our compensation programs. Below is the directional guidance for each metric in our 2022-2024 performance cycle.

Metrics(1)	Threshold	Target	Max
Organic Net Revenue Growth	1.3pp below target	Greater than 3.7%	1.3pp above target
Adjusted EPS Growth	1.6pp below target	Greater than 7%	2.5pp above target
Annualized Relative TSR	25th percentile	55th percentile	90th percentile
(1) See definitions in Annex A.

2023 PROXY STATEMENT | 81

Back to Contents

The People and Compensation Committee uses different time periods to measure performance relative to each metric in the incentive plans:

•

Performance measures for the short-term incentive awards are set on an annual basis and are based on annual operating targets.

•

Performance measures for PSUs are set at the beginning of the performance period and are based on cumulative three-year performance goals.

Earned PSUs vest and pay out (or are cancelled if not earned) following the end of the three-year performance period. The actual value realized by our NEOs with respect to these awards is based on achievement of performance goals and our stock price at the time of vesting.

2020-2022 Performance Cycle Results and Shares Earned

The following chart details:

•

The key financial measures, weightings and performance standards the People and Compensation Committee set in late 2019;

•

Our actual performance over the 2020-2022 performance cycle; and

•

The final business performance rating approved by the People and Compensation Committee at the conclusion of the 2020-2022 performance cycle.

The People and Compensation Committee did not apply any discretion to adjust the final business performance rating for the 2020-2022 performance cycle. Based on the Company’s three-year results, we achieved an above target performance rating of 158%. Actual results for the 2020-2022 performance cycle included:

Key Performance Measures (1)	Weighting	Threshold	Target	Maximum	2020-2022 Performance Cycle Results
					Actual	Payout Percentage
Organic Net Revenue Growth	25%	2.3%	3.6%	4.8%	7.1%	200%
Adjusted EPS Growth	25%	5.7%	6.8%	9.1%	9.1%	200%
Annualized Relative TSR(2)	50%	25th percentile	55th percentile	90th percentile	61st percentile	115%
Final Business Performance Rating						158%
(1) See definition in Annex A. (2) In determining our Annualized Relative TSR performance, we used our 2022 Performance Peer Group (see “Performance Peer Group” on page 87).

Based on target awards and the performance rating, the shares earned (before taxes) for each NEO for the 2020-2022 performance cycle were as follows:

Name	Shares Earned
Mr. Van de Put	220,790
Mr. Zaramella	62,237
Mr. Brusadelli	46,168
Mr. Gruber	44,161
Mr. Valle	32,122

2023 PROXY STATEMENT | 82

Back to Contents

Other Outstanding Performance Share Grants

Following are the characteristics of the 2020-2022 PSU grant that recently vested and the two additional PSU grants that remain outstanding as of the end of 2022.

	2020	2021	2022	2023	2024	2025	2026
2020-2022 75% of long-term incentive value	• Based on achievement of Organic Net Revenue Growth, Adjusted EPS Growth and Relative TSR targets • Results certified in February 2023 above target performance rating of 158%			Shares earned are subject to a 1-year holding period post vest
	2021-2023 75% of long-term incentive value	• Based on achievement of Organic Net Revenue Growth, Adjusted EPS Growth and Relative TSR targets • At December 31, 2022, performance was projected to be above target level			Shares earned are subject to a 1-year holding period post vest
		2022-2024 75% of long-term incentive value	• Based on achievement of Organic Net Revenue Growth, Adjusted EPS Growth and Relative TSR targets • At December 31, 2022, performance was projected to be above target level			Shares earned are subject to a 1-year holding period post vest

Stock Options (25%)

Stock options vest ratably over three years and have a term of ten years. The Board believes options are an appropriate vehicle for long-term compensation because they are performance-based and emphasize growth. As with PSUs, NEOs must hold the net shares acquired upon exercising stock options for at least one year while also maintaining their stock ownership requirement.

OTHER COMPENSATION ELEMENTS

Deferred Compensation

In 2022, our U.S.-based NEOs were eligible to participate in the Mondelēz Global LLC Executive Deferred Compensation Plan (“MEDCP”), a voluntary non-qualified deferred compensation plan. The MEDCP allows executives to defer, on a pre-tax basis, up to 50% of their salary and up to 100% of their award under the AIP. Participants may invest deferred amounts in one or more notional investment options.

The MEDCP is similar to plans provided to executives at many of the companies in our Compensation Survey Peer Group. The People and Compensation Committee believes the MEDCP aids in recruitment and assists executives in managing their future cash flow.

2023 PROXY STATEMENT | 83

Back to Contents

Limited Perquisites; No Executive-Only Welfare Plans or Tax Gross-Ups

The People and Compensation Committee believes offering certain limited perquisites is important for executive retention and recruitment. Our perquisites for NEOs, including car and financial planning allowances, are similar in scope and value to those offered by companies in our Compensation Survey Peer Group.

In addition, based on the findings of an independent, third-party security study, we require our CEO to use a private (non-commercial) aircraft for both business and personal travel. Use of a private aircraft enhances personal safety and increases the time available for business purposes for our CEO, which is necessary since we do business in more than 150 countries.

Our NEOs generally participate in the same retirement, health and welfare plans broadly available to all salaried employees in the location where they are based. The footnotes to the Summary Compensation Table list the perquisites we provided to our NEOs in 2022. We do not provide our NEOs with tax gross-ups on perquisites or health and welfare benefits.

RETIREMENT AND SEPARATION BENEFITS

Our U.S.-based NEOs are eligible for broad-based U.S. employee benefit plans on the same terms as U.S. salaried employees, including the Mondelēz Global LLC Thrift Plan (“Thrift Plan”).

We also provide an unfunded non-qualified plan, the Mondelēz Global LLC Supplemental Benefits Plan (“Supplemental Plan”), for eligible U.S. employees. The Supplemental Plan provides benefits that are not provided under the Thrift Plan because:

•

An employee’s compensation exceeds the tax-qualified plan compensation limit under Code Section 401(a)(17);

•

An employee elects to defer compensation under either the MEDCP or the Supplemental Plan; or

•

A participant’s Thrift Plan benefit exceeds the limits under Section 415 of the Code.

The People and Compensation Committee believes the Thrift Plan and the Supplemental Plan are integral pieces of our overall executive compensation program because they promote the retention of our executive leadership team over the long term. The People and Compensation Committee believes our NEOs should be able to defer the same percentage of their compensation and receive the same corresponding notional employer contributions as all other employees, without regard to the Code’s compensation limit applicable to tax-qualified plans or to whether the NEO has elected to defer compensation.

Mr. Gruber participates in the Company’s pension plan for Swiss employees on the same basis as other Swiss employees.

Change in Control Severance Plan

In order to promote the retention of our executive leadership team in the event of a potentially disruptive corporate transaction, we maintain a Change in Control Plan for Key Executives (the “CIC Plan”). The CIC Plan is consistent with similar severance plans maintained by companies in our Compensation Survey Peer Group, including eligibility and severance benefit levels. We structure separation payments with two goals in mind: to make key executives, including our NEOs, available to facilitate a successful transition following a CIC and to provide a competitive level of severance protection if an executive is involuntarily terminated without cause or resigns for good reason within two years following a CIC (“double trigger”). In the event a payment under the CIC Plan or otherwise triggers an excise tax under Code Section 4999, the payment will be the greater of the full benefit or a reduced benefit that does not trigger the excise tax, as determined on an after-tax basis for each. We do not provide any tax gross-ups for taxes payable on CIC benefits.

2023 PROXY STATEMENT | 84

Back to Contents

We further describe the severance arrangements and other benefits provided under the CIC Plan (as well as the equity treatment upon certain separations in the event of a CIC) under “Potential Payments Upon Termination or Change in Control” on page 102.

Other Severance Agreements

Although we generally do not have individual severance or employment agreements with any of our NEOs, we typically provide separation benefits as consideration for a departing NEO entering into an agreement protecting our interests. The severance payments and other benefits provided to a typical NEO are described under “Potential Payments Upon Termination or Change in Control” on page 102.

2023 PROXY STATEMENT | 85

Back to Contents

HOW COMPENSATION DECISIONS ARE MADE

Role of Peer Groups

The People and Compensation Committee uses two different groups of peer companies: one to benchmark executive compensation, market practices and compensation design and one to assess relative performance.

Compensation Survey Peer Group

The People and Compensation Committee reviews compensation data from a comparator group of companies as one reference point when making compensation decisions for all executive pay, including CEO pay and when benchmarking compensation plan designs. Aon Hewitt (“Aon”) provides aggregate pay level benchmarking data for each NEO role and for all elements of compensation, including salary, target bonus, total target cash, long-term incentive and target total pay. Then, at the request of the People and Compensation Committee, the Committee’s consultant, Semler Brossy, reviews and evaluates the Aon data. Separately, market data for the CEO is reviewed independently of the Aon data. Other factors considered in NEO compensation decisions include individual performance, responsibilities, leadership, years of experience, Company performance and long-term growth potential.

We routinely review the selection criteria and companies in our Compensation Survey Peer Group. In 2021, the People and Compensation Committee reviewed the Compensation Survey Peer Group to ensure all companies still met the original criteria for selection. This review resulted in the addition of The Kraft Heinz Company. The following table shows our criteria for choosing the Compensation Survey Peer Group and how it is used.

How the Compensation Survey Peer Group Was Chosen	2022 Compensation Survey Peer Group(1)	How We Use the Compensation Survey Peer Group(2)
•

Comparable size (0.5x-2.5x) based on net revenue and market capitalization

•

Considerable global presence with sales and operations outside the United States

•

Primarily consumer facing

•

Market-leading brands

•

Incorporated in the United States

•

Non-controlled company structure

•

3M Company

•

The Coca-Cola Company

•

Colgate-Palmolive Company

•

The Estee Lauder Companies Inc.(3)

•

General Mills Inc.

•

Johnson & Johnson

•

The Kellogg Company

•

The Kraft Heinz Company

•

Kimberly-Clark Corporation

•

McDonald’s Corporation

•

Nike, Inc.

•

PepsiCo, Inc.

•

Philip Morris International, Inc.

•

The Procter & Gamble Company

•

Starbucks Corporation

•

Benchmark total direct compensation (at target levels), including base salary and annual and long-term incentive awards

•

Evaluate share utilization by reviewing overhang and annual run rate

•

Benchmark share ownership guidelines

•

Assess the competitiveness of total direct compensation awarded to senior executives

•

Compare pay-for-performance alignment

•

Benchmark annual and long-term incentive plan design

(1)

Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.

(2)

The People and Compensation Committee also considers pay at Nestlé, Danone and Unilever when reviewing CEO compensation.

(3)

Excluded by the People and Compensation Committee when reviewing CEO compensation.

To further validate our compensation levels, using data provided by the executive compensation consultant, the People and Compensation Committee retrospectively evaluates our pay-for-performance alignment versus our Compensation Survey Peer Group. The Committee believes that pay and performance are appropriately aligned.

2023 PROXY STATEMENT | 86

Back to Contents

Performance Peer Group

We compare our financial and TSR performance against our Performance Peer Group, which allows us to link long-term incentive compensation directly to the delivery of superior financial results relative to our consumer packaged goods peers. This group of companies is less relevant as a comparator for compensation levels for certain executive positions because of differences in company size, scope and complexity. However, we consider these companies direct competitors both for business and talent, so comparing our results with this peer group’s performance provides a valuable and relevant measure of our performance. We did not change our Performance Peer Group for 2022. The table below shows our criteria for choosing the Performance Peer Group and how it is used.

How the Performance Peer Group Was Chosen	2022 Performance Peer Group(1)	How We Use the Performance Peer Group
• Industry competitor • Fast moving consumer good companies and primarily focused on food and non-alcoholic beverages
•

Campbell Soup Company

•

The Coca-Cola Company

•

Colgate-Palmolive Company

•

Danone

•

General Mills Inc.

•

The Hershey Company

•

The Kellogg Company

•

The Kraft Heinz Company

•

Nestlé S.A.

•

PepsiCo, Inc.

•

The Procter & Gamble Company

•

Unilever PLC

• Compare annualized TSR to assess our results against the TSR performance measure for PSUs
(1) Companies indicated in bold are represented in both the Compensation Survey and Performance Peer Groups.

DECISION-MAKING PROCESS

Role of the People and Compensation Committee

The approach used to determine both CEO and NEO compensation is the same approach used in determining compensation for the broader employee population, including pay competitiveness and the use of performance-based metrics that reward exceptional financial performance. When determining CEO and NEO pay, the People and Compensation Committee also considers other factors that it regularly reviews, including shareholder feedback, the advisory vote on compensation, global pay fairness, performance and progress against the strategic SPIs. The People and Compensation Committee understands that CEO pay should be reasonably relative to overall employee pay and is mindful of the pay grades and salary ranges of our employees when making compensation decisions.

The People and Compensation Committee reviews and discusses the CEO’s self-evaluation of his performance with the Board and makes preliminary recommendations about base salary and long-term incentive compensation based on a consideration of all the factors mentioned above. The People and Compensation Committee then discusses the compensation recommendations with the Board before approving the final compensation decisions. The CEO is not present during People and Compensation Committee voting or deliberations regarding his own compensation.

2023 PROXY STATEMENT | 87

Back to Contents

Role of the Compensation Consultant

The People and Compensation Committee retains an independent compensation consultant to assist in evaluating executive compensation programs and advise the People and Compensation Committee regarding the amount and form of executive and director compensation and pay-for-performance alignment. Conferring with a consultant provides additional assurance that our executive and director compensation programs are reasonable, competitive and consistent with our objectives. The People and Compensation Committee directly engages the consultant under an engagement letter that the People and Compensation Committee reviews at least annually. Since August 2019, the People and Compensation Committee has engaged Semler Brossy as its independent compensation consultant.

During 2022, Semler Brossy provided the People and Compensation Committee advice and services, including:

•

Regularly participating in People and Compensation Committee meetings, including executive sessions that exclude management;

•

Consulting with the People and Compensation Committee Chair and being available to consult with other committee members between meetings;

•

Advising on the composition of the Compensation Survey Peer Group and the Performance Peer Group;

•

Providing competitive peer group compensation data for executive positions and evaluating how the compensation we pay the NEOs relates both to the Company’s performance and to how peers compensate their executives;

•

Analyzing best practices and providing advice about design of the annual and long-term incentive plans, including selecting performance metrics and ranges;

•

Updating the People and Compensation Committee on executive compensation trends, issues and regulatory developments;

•

Advising on our proxy statement and CD&A and supporting our efforts in shareholder outreach on the compensation program; and

•

Benchmarking, assessing and recommending non-employee director compensation.

For the year ended December 31, 2022, Semler Brossy provided no services to Mondelēz International other than consulting services to the People and Compensation Committee regarding executive and non-employee director compensation.

At least annually, the People and Compensation Committee reviews the current engagements and the objectivity and independence of the advice that Semler Brossy provides on executive and non-employee director compensation. In 2022, the People and Compensation Committee considered the six specific independence factors adopted by the SEC and Nasdaq and determined that Semler Brossy is independent and Semler Brossy’s work did not raise any conflicts of interest.

2023 PROXY STATEMENT | 88

Back to Contents

Role of the Chief Executive Officer

Each year the CEO makes compensation recommendations to the People and Compensation Committee for base salary, annual incentive and long-term incentive compensation for the NEOs other than himself, taking into account pay competitiveness and both individual and Company performance. The People and Compensation Committee reviews and discusses these recommendations with the CEO but the People and Compensation Committee retains full discretion over the compensation of these employees. We consider individual performance in the base salary and long-term incentive recommendations made by the CEO. Based on each NEO’s contributions in specific areas, such as achievement of key strategic initiatives, operational efficiency, enterprise leadership, quality of financial results, leadership in a time of crisis and talent management, the CEO also provides the People and Compensation Committee with individual performance assessments and rating recommendations. The People and Compensation Committee considers the CEO’s analysis and direct knowledge of each NEO’s performance and contributions when determining the NEOs’ individual performance ratings and making final compensation decisions.

The CEO does not make recommendations or participate in deliberations regarding his own compensation.

People and Compensation Committee Resources

The People and Compensation Committee uses several resources to help with decision-making, including competitive market data and “tally sheets” that quantify each compensation element, as well as accumulated outstanding long-term equity awards for each NEO.

2023 PROXY STATEMENT | 89

Back to Contents

Compensation Governance

HOW THE PEOPLE AND COMPENSATION COMMITTEE MANAGES COMPENSATION-RELATED RISK

As it does each year, in 2022 the People and Compensation Committee evaluated whether our compensation designs, policies and practices operate to discourage our executive officers and other employees from taking unnecessary or excessive risks. As described above, we design our compensation to incentivize executives and other employees to achieve the Company’s financial and strategic goals as well as individual performance goals that promote long-term shareholder returns. Our compensation design discourages our executives and other employees from taking excessive risks for short-term benefits that may harm the Company and our shareholders in the long term. The compensation program includes several risk-mitigating elements, including:

•

Using both short-term and long-term performance-based compensation, so executives do not focus solely on short-term performance;

•

Weighting executive compensation heavily toward long-term incentives to encourage sustainable shareholder value and accountability for long-term results;

•

Using multiple relevant performance measures in our incentive plan designs, so executives do not place undue importance on one measure, which could distort the results that we want to incent;

•

Weighting both business performance and strategic SPIs in our AIP, so executives do not have too narrow a focus;

•

Capping the amount of incentives that may be awarded or granted;

•

Retaining discretion to reduce incentive awards based on unforeseen or unintended consequences and claw back compensation upon certain financial restatements or significant misconduct that could damage the reputation of the Company;

•

Requiring our top executives to hold a significant amount of their compensation in Common Stock and prohibiting them from hedging, pledging or engaging in short sales of their Common Stock;

•

Minimizing use of employment contracts;

•

Not backdating or re-pricing option grants; and

•

Not paying severance benefits on change in control events unless the affected executive is first involuntarily terminated without cause or terminates due to good reason.

The Audit Committee oversees our ethics and compliance programs that educate executives and other employees on appropriate behavior and the consequences of inappropriate actions. Additionally, the People and Compensation Committee reviews workplace compliance on an annual basis. These programs not only drive compliance and integrity but also encourage employees with knowledge of potential wrongdoing to report concerns by providing multiple reporting avenues while protecting reporting employees against retaliation.

In light of these considerations, the People and Compensation Committee believes that our compensation programs and processes do not encourage excessive risk taking, nor do they create risks that are reasonably likely to have a material adverse effect on the Company. Semler Brossy conducted a thorough annual review of our approach and reviewed the People and Compensation Committee’s risk analysis and agreed with this conclusion.

2023 PROXY STATEMENT | 90

Back to Contents

STOCK OWNERSHIP

To further align NEO and shareholder interests, the People and Compensation Committee requires all executives to hold a significant amount of Common Stock. The following chart summarizes our requirements, which are comparable to, or greater than, stock ownership requirements at the majority of companies in our Compensation Survey Peer Group.

Key Provisions	Explanation of Key Provisions
Ownership Requirement	• CEO: 8 times salary • Other NEOs: 4 times salary
Time to Meet Requirements	• 5 years from employment date or 3 years following a promotion
Shares Counted Toward Ownership
•

Common Stock, including shares owned outright, direct purchase plan shares, unvested deferred stock units and accounts over which the executive has direct or indirect ownership or control

•

Excludes unexercised Mondelēz International stock options and unvested PSUs

Additional Holding Requirements
•

Until a NEO satisfies our stock ownership requirements, the NEO must hold 100% of all shares acquired under our equity program (including stock after the restrictions have lapsed, shares acquired upon exercise of a stock option and shares awarded for PSUs), net of shares withheld for taxes or payment of exercise price

•

Once a NEO satisfies our stock ownership requirements, the NEO must hold 100% of new shares acquired under our equity program (including stock after the restrictions have lapsed, shares awarded for vested deferred stock units, shares acquired upon exercise of a stock option and shares awarded for PSUs), net of shares withheld for taxes or payment of exercise price, for at least one additional year

The People and Compensation Committee monitors our executives’ compliance with these requirements. As of March 8, 2023, all NEOs have satisfied, exceeded or were on track to meet their stock ownership requirements and adhered to the holding requirements.

GOVERNANCE FRAMEWORK AROUND THE USE OF EARNINGS PER SHARE IN OUR INCENTIVE PROGRAMS

The People and Compensation Committee believes it is appropriate to base executive compensation on performance metrics that align with our external reporting framework and the means by which shareholders and other stakeholders measure our performance. Accordingly, the EPS metric we use in our long-term incentive program, like our external targets, accounts for our capital allocation plans for the year, including expected share repurchases. The People and Compensation Committee recognizes there are differing views among investors regarding whether share repurchases should be factored into EPS targets in executive compensation programs but believes our robust governance and compensation practices mitigate the risk that an executive would act imprudently. Specifically,

•

The People and Compensation Committee establishes the performance metrics and targets for both the annual and long-term incentive programs;

•

The Board oversees our capital allocation process and reviews a budget each year for capital deployment, including share repurchases, with the goal of balancing investment in growth and returning cash to shareholders (as demonstrated through our historical investments in capital expenditures and research and development);

2023 PROXY STATEMENT | 91

Back to Contents

•

The People and Compensation Committee designs the long-term incentive program with a mix of performance metrics such that even if executives were able to deploy an excessive amount of cash towards share repurchases to maximize EPS, there would be offsetting impact on other performance metrics, with no clear visibility towards increasing payouts; and

•

EPS is not the most heavily weighted metric in the LTIP.

CLAWBACK POLICY

The Board or an appropriate committee of the Board may determine the extent to which the Company should recoup the incentive-based compensation of any executive officer whose act or omission necessitated a restatement or who participated in significant misconduct. The Board or committee, in its discretion, may then take the actions it deems necessary or appropriate to address the events that gave rise to the restatement or misconduct and to prevent a recurrence. Those actions may include, to the extent permitted by applicable law:

•

Requiring a covered executive or executive officer to repay some or all of the incentive compensation granted or paid during the last three years, including annual incentive bonus and long-term incentive grants;

•

Requiring a covered executive or executive officer to repay any gains realized on the exercise of stock options or on the open-market sale of vested shares occurring in the previous three years;

•

Canceling some, or all, of a covered executive or executive officer’s restricted stock or deferred stock unit grants, PSUs and outstanding stock options;

•

Adjusting a covered executive or executive officer’s future compensation;

•

Terminating a covered executive or executive officer; and/or

•

Initiating legal action against a covered executive or executive officer.

We intend to timely update our policy as necessary to comply with Nasdaq’s final listing standards rules implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act clawback requirements and related SEC rules, as appropriate.

TRADING RESTRICTIONS, ANTI-HEDGING AND ANTI-PLEDGING POLICY

Our Insider Trading Policy prohibits our employees, including our executive officers and our directors (together, “Mondelēz International Personnel”) from engaging in transactions involving Mondelēz International, Inc.-based or Mondelēz International, Inc. subsidiary-based derivative securities, short-selling or hedging transactions that create an actual or potential bet against Mondelēz International, Inc. or one of its subsidiaries. Derivative securities include options, warrants, convertible securities, stock appreciation rights or similar rights whose value is derived from the value of an equity security, such as Mondelēz International, Inc. stock. This prohibition includes, but is not limited to, trading in Mondelēz International, Inc.-based or Mondelēz International, Inc. subsidiary-based option contracts (for example, buying and/or writing puts and calls or transacting in straddles). This prohibition also applies to family members who reside with Mondelēz International Personnel, others who live in their households (except tenants or staff), any family members who do not live in their households but whose transactions in securities they direct or are subject to their influence or control, any corporations or other business entities controlled or managed by Mondelēz International Personnel and any trusts of which Mondelēz International Personnel are the trustee or over which they otherwise have investment control.

In addition, our insider trading policy allows Section 16 officers to trade Company securities only during open window periods and only after they have pre-cleared transactions with the Corporate Secretary and prohibits our directors, executive officers and certain additional executives from holding Mondelēz International securities in a margin account or pledging Mondelēz International securities as collateral for a loan.

2023 PROXY STATEMENT | 92

Back to Contents

TAX DEDUCTIBILITY

Section 162(m) of the Code generally places a limit of $1 million per year on the amount of compensation paid to certain “covered employees” (a term that includes our NEOs) that may be deducted. The People and Compensation Committee believes that shareholder interests are best served if it retains discretion and flexibility in awarding compensation. Even though some compensation awards may result in non-deductible compensation expenses, the People and Compensation Committee intends to maintain strong pay-for-performance alignment of executive compensation arrangements.

2023 PROXY STATEMENT | 93

Back to Contents

EXECUTIVE COMPENSATION TABLES

2022 Summary Compensation Table
Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation Annual Incentive Awards(4) ($)	Change in Pension Value(5) ($)	All Other Compensation(6) ($)	Total Compensation ($)
Van de Put, Dirk Chairman and Chief Executive Officer	2022	1,537,671	8,613,541	2,607,905	4,446,950	–	719,609	17,925,677
	2021	1,487,670	9,120,315	2,320,357	2,525,250	–	674,728	16,128,320
	2020	1,450,000	9,199,084	2,021,572	3,420,550	–	751,487	16,842,693
Zaramella, Luca Executive Vice President and Chief Financial Officer	2022	872,603	2,871,387	869,302	1,461,680	–	178,200	6,253,171
	2021	843,836	2,617,335	665,910	773,500	–	384,330	5,284,911
	2020	806,352	2,593,044	569,755	1,112,100	–	2,281,910	7,363,161
Brusadelli, Maurizio Executive Vice President and President, AMEA	2022	660,507	2,010,156	608,534	1,072,440	–	575,741	4,927,378
	2021	682,498	1,824,419	464,144	915,229	–	846,063	4,732,353
	2020	734,452	1,923,553	422,716	808,808	–	800,715	4,690,244
Gruber, Vinzenz Executive Vice President and President, Europe	2022	790,555	2,010,156	608,534	478,449	0	17,406	3,905,100
	2021	776,559	1,903,355	484,257	691,914	0	17,564	3,873,649
	2020	794,879	1,839,949	404,314	946,149	1,687,667	18,972	5,691,930
Valle, Gustavo Executive Vice President and President, North America	2022	702,740	1,507,772	456,456	1,038,003	–	164,272	3,869,243
(1)

Mr. Brusadelli is an employee of Mondelēz Italia Services and is currently on international assignment in Singapore. The amounts reported in this table that were paid in Euros and Singapore dollars have been converted to U.S. dollars using the applicable conversion rate on December 31 of the applicable year (each such conversion rate, the “Applicable Exchange Rate”). Mr. Gruber is a local employee of Mondelēz Europe GmbH. The amounts reported in this table that were paid in Swiss francs have been converted to U.S. dollars using the Applicable Exchange Rate.

(2)

Reflects grants of PSUs. The amounts shown represent the full grant date fair value of the stock grants made in each year as computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the consolidated financial statements contained in our 2022 Form 10-K. The amounts are based on the probable outcome of the performance conditions as of the grant date. Below is the breakout of the applicable 2022-2024, 2021-2023 and 2020-2022 PSU grants for each NEO assuming maximum performance.

Name	Performance Cycle	Value at Maximum Performance ($)
Van de Put, Dirk	2022 - 2024	17,227,083
	2021 - 2023	17,250,994
	2020 - 2022	16,500,499
Zaramella, Luca	2022 - 2024	5,742,773
	2021 - 2023	4,950,666
	2020 - 2022	4,651,171
Brusadelli, Maurizio	2022 - 2024	4,020,313
	2021 - 2023	3,450,872
	2020 - 2022	3,450,298
Gruber, Vinzenz	2022 - 2024	4,020,313
	2021 - 2023	3,600,178
	2020 - 2022	3,300,336
Valle, Gustavo	2022 - 2024	3,015,544

2023 PROXY STATEMENT | 94

Back to Contents

(3)

Reflects stock option grants. The amounts shown represent the full grant date fair value of the options granted in each year as computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 12 to the consolidated financial statements contained in our 2022 Form 10-K.

(4)

Reflects awards made under our 2022 AIP which were paid in March 2023.

(5)

Reflects the aggregate change in the actuarial present value of the benefits under the Pension Fund Mondelēz Switzerland for Mr. Gruber. For 2022, there was a decrease in such pension value equal to $687,773 (which is reported as $0 above in accordance with SEC rules) due to increased discount rate and the decrease in exchange rate. Mr. Van de Put, Mr. Zaramella, Mr. Brusadelli and Mr. Valle are not eligible to participate in a defined benefit retirement plan.

(6)

The amounts shown in the “All Other Compensation” column for 2022 reflect the following:

	D. Van de Put ($)	L. Zaramella ($)	M. Brusadelli ($)	V. Gruber ($)	G. Valle ($)
Personal use of company aircraft(a)	308,469	–	–	–	–
Car allowance	23,333	15,000	52,497	17,406	15,000
Financial counseling allowance(b)	10,000	7,500	–	–	4,700
Employer contributions on defined contribution plans(c)	365,665	148,151	138,486	–	137,677
Tax equalization payment(d)	10,215	5,494	_	–	6,895
Payments related to expatriate assignment(e)	–	–	384,757	–	–
Tax preparation expenses(f)	1,927	2,055	–	–	–
Total All Other Compensation	719,609	178,200	575,741	17,406	164,272

(a)

Consistent with the findings of an independent, third-party security study, for security and personal safety, we require Mr. Van de Put to use a private (non-commercial) Company-leased aircraft for all travel. The incremental cost of personal use of the Company-leased aircraft, as reflected in the table, is the actual invoice to the Company. Mr. Van de Put is responsible for taxes in connection with his personal aircraft use and we do not reimburse him for those taxes.

(b)

All U.S. executive officers are eligible for an annual financial counseling allowance up to $7,500 and, in the case of Mr. Van de Put, up to $10,000.

(c)

All eligible U.S. employees, including our NEOs, receive matching Company contributions for contributions made to the Thrift Plan and the Supplemental Plan, if applicable. Similarly, all eligible U.S. employees hired or localized to the United States after 2008 who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, including Mr. Van de Put, Mr. Zaramella and Mr. Valle, receive an additional non-elective Company contribution to the Thrift Plan and the Supplemental Plan, if applicable, equal to 4.5% of eligible compensation. The amount for Mr. Brusadelli is related to the Company-sponsored II Mio Domani plan in Italy. All eligible Italian employees at the senior manager level and above, including Mr. Brusadelli, receive matching Company contributions for contributions made to the II Mio Domani Plan. The percentage of the Company contribution made to the plan is based on the member’s base pay plus AIP. Mr. Gruber does not participate in a defined contribution plan.

(d)

Tax expenses for Mr. Van de Put, Mr. Zaramella and Mr. Valle related to travel to Canada, paid in accordance with our tax equalization (“TEQ”) policy. Tax equalization payments are made pursuant to our TEQ policy and are designed to ensure there is no undue tax burden or benefit when traveling for the Company.

(e)

Mr. Brusadelli, currently an Italian expatriate on international assignment in Singapore received payments in conjunction with his assignment. These payments are similar to the types of payments generally made to other employees on international assignment with the Company. Payments are designed to mitigate the inconvenience of an international assignment by covering expenses in excess of what the expatriate would have incurred if he or she had remained in his or her home country. These payments include housing allowance of $207,957, cost of living adjustments, travel expenses and other assignment related expenses such as dependent education of $60,580. Expenses incurred in Singapore dollars for Mr. Brusadelli are converted to U.S. dollars using the Applicable Exchange Rate.

(f)

Mr. Van de Put and Mr. Zaramella also received tax preparation services from the Company-selected tax services provider.

2023 PROXY STATEMENT | 95

Back to Contents

2022 Grants of Plan-Based Awards

Name	Grant Date	Grant Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards(3) ($/Share)	Grant Date Fair Value of Stock and Option Awards(4) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Van de Put, Dirk		AIP	1,472,500	2,945,000	5,890,000	–	–	–	–	–	–	–
	02/24/2022	Performance Share Units	–	–	–	69,610	139,220	278,440	–	–	–	8,613,541
	02/24/2022	Stock Options	–	–	–	–	–	–	–	232,020	64.65	2,607,905
Zaramella, Luca		AIP	484,000	968,000	1,936,000	–	–	–	–	–	–	–
	02/24/2022	Performance Share Units	–	–	–	23,205	46,410	92,820	–	–	–	2,871,387
	02/24/2022	Stock Options	–	–	–	–	–	–	–	77,340	64.65	869,302
Brusadelli, Maurizio		AIP	333,056	666,112	1,332,224	–	–	–	–	–	–	–
	02/24/2022	Performance Share Units	–	–	–	16,245	32,490	64,980	–	–	–	2,010,156
	02/24/2022	Stock Options	–	–	–	–	–	–	–	54,140	64.65	608,534
Gruber, Vinzenz		AIP	398,708	797,415	1,594,830	–	–	–	–	–	–	–
	02/24/2022	Performance Share Units	–	–	–	16,245	32,490	64,980	–	–	–	2,010,156
	02/24/2022	Stock Options	–	–	–	–	–	–	–	54,140	64.65	608,534
Valle, Gustavo		AIP	360,000	720,000	1,440,000	–	–	–	–	–	–	–
	02/24/2022	Performance Share Units	–	–	–	12,185	24,370	48,740	–	–	–	1,507,772
	02/24/2022	Stock Options	–	–	–	–	–	–	–	40,610	64.65	456,456
(1)

Threshold amounts equal 50% of target. A zero payout is possible if threshold performance levels are not achieved. Actual amounts under our 2022 AIP were settled in March 2023 and are disclosed in the Non-Equity Incentive Plan Compensation Annual Incentive Awards column in the 2022 Summary Compensation Table. Maximum amounts equal 200% of target. The amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate.

(2)

Threshold units equal 50% of target units. A zero payout is possible if threshold performance levels are not achieved. The target number of units shown in the table reflects the number of shares of our Common Stock earned if performance is achieved at target levels. Maximum units equal 200% of target units. Actual shares earned under the 2022-2024 performance cycle will be issued no later than March 15, 2025, assuming threshold performance is achieved. All shares will be awarded net of applicable tax withholding. Dividend equivalents accrue during the performance cycle and will be paid at the end of the performance cycle in cash, net of applicable tax withholding, based on the actual number of shares earned for the performance cycle, if any.

(3)

Exercise price equals the closing price of our Common Stock on the grant date.

(4)

Amounts represent the grant date fair value of the awards as computed in accordance with FASB ASC Topic 718.

2023 PROXY STATEMENT | 96

Back to Contents

2022 Outstanding Equity Awards at Fiscal Year-End

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1).(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Van de Put, Dirk	11/20/2017	133,580	–	42.11	11/20/2027	–	–	–	–
	02/22/2018	258,570	–	43.51	02/22/2028	–	–	–	–
	02/22/2019	273,740	–	47.72	02/22/2029	–	–	–	–
	02/20/2020	153,714	79,186	59.04	02/20/2030	–	–	–	–
	02/18/2021	–	–	–	–	–	–	307,340	20,484,211
	02/18/2021	84,516	171,594	56.13	02/18/2031	–	–	–	–
	02/24/2022	–	–	–	–	–	–	278,440	18,558,026
	02/24/2022	–	232,020	64.65	02/24/2032	–	–	–	–
Zaramella, Luca	02/18/2015	25,380	–	36.94	02/18/2025	–	–	–	–
	02/22/2016	24,410	–	39.70	02/22/2026	–	–	–	–
	02/16/2017	22,570	–	43.20	02/16/2027	–	–	–	–
	02/22/2018	22,410	–	43.51	02/22/2028	–	–	–	–
	08/01/2018	29,190	–	42.83	08/01/2028	–	–	–	–
	02/22/2019	58,940	–	47.72	02/22/2029	–	–	–	–
	02/20/2020	43,322	22,318	59.04	02/20/2030	–	–	–	–
	02/18/2021	–	–	–	–	–	–	88,200	5,878,530
	02/18/2021	24,255	49,245	56.13	02/18/2031	–	–	–	–
	02/24/2022	–	–	–	–	–	–	92,820	6,186,453
	02/24/2022	–	77,340	64.65	02/24/2032	–	–	–	–
Brusadelli, Maurizio	02/22/2016	25,190	–	39.70	02/22/2026	–	–	–	–
	02/16/2017	43,410	–	43.20	02/16/2027	–	–	–	–
	02/22/2018	60,340	–	43.51	02/22/2028	–	–	–	–
	02/22/2019	58,940	–	47.72	02/22/2029	–	–	–	–
	02/20/2020	32,142	16,558	59.04	02/20/2030	–	–	–	–
	02/18/2021	–	–	–	–	–	–	61,480	4,097,642
	02/18/2021	16,906	34,324	56.13	02/18/2031	–	–	–	–
	02/24/2022	–	–	–	–	–	–	64,980	4,330,917
	02/24/2022	–	54,140	64.65	02/24/2032	–	–	–	–

2023 PROXY STATEMENT | 97

Back to Contents

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1) (#)	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1).(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Gruber, Vinzenz	02/18/2015	22,000	–	36.94	02/18/2025	–	–	–	–
	02/22/2016	22,830	–	39.70	02/22/2026	–	–	–	–
	02/16/2017	20,980	–	43.20	02/16/2027	–	–	–	–
	02/22/2018	20,830	–	43.51	02/22/2028	–	–	–	–
	02/22/2019	44,540	–	47.72	02/22/2029	–	–	–	–
	02/20/2020	30,742	15,838	59.04	02/20/2030	–	–	–	–
	02/18/2021	–	–	–	–	–	–	64,140	4,274,931
	02/18/2021	17,639	35,811	56.13	02/18/2031	–	–	–	–
	02/24/2022	–	–	–	–	–	–	64,980	4,330,917
	02/24/2022	–	54,140	64.65	02/24/2032	–	–	–	–
Valle, Gustavo	02/20/2020	22,360	11,520	59.04	02/20/2030	–	–	–	–
	02/18/2021	–	–	–	–	–	–	42,760	2,849,954
	02/18/2021	11,761	23,879	56.13	02/18/2031	–	–	–	–
	02/24/2022	–	–	–	–	–	–	48,740	3,248,521
	02/24/2022	–	40,610	64.65	02/24/2032	–	–	–	–
(1) The vesting schedule for all outstanding unvested stock and stock options is as follows:
Grant Date	Grant Type	Vesting Schedule
02/20/2020	Stock Options	First tranche (33%) vested on 02/20/2021, second tranche (33%) vested on 02/20/2022 and last tranche (34%) vested on 02/20/2023.
02/18/2021	PSUs

100% of the grant vests upon approval of the People and Compensation Committee subject to the satisfaction of the performance criteria. Distribution of any shares awarded will be no later than 03/15/2024.

02/18/2021	Stock Options	First tranche (33%) vested on 02/18/2022, second tranche (33%) vested on 02/18/2023 and last tranche (34%) vests on 02/18/2024.
02/24/2022	PSUs

100% of the grant vests upon approval of the People and Compensation Committee subject to the satisfaction of the performance criteria. Distribution of any shares awarded will be no later than 03/15/2025.

02/24/2022	Stock Options	First tranche (33%) vested on 02/24/2023, second tranche (33%) vests on 02/24/2024 and last tranche (34%) vests on 02/24/2025.
(2)

The market value of unearned shares is based on the December 30, 2022 closing price of $66.65.

(3)

Actual number of shares earned ranges between 0% and 200% depending on actual performance for the performance cycle. Amount reflects maximum award levels for the 2021-2023 and 2022-2024 performance cycle.

2023 PROXY STATEMENT | 98

Back to Contents

2022 Options Exercised and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Van de Put, Dirk	–	–	220,790	15,598,814
Zaramella, Luca	21,960	727,425	62,237	4,397,044
Brusadelli, Maurizio	36,920	1,176,473	46,168	3,261,769
Gruber, Vinzenz	42,320	1,602,898	44,161	3,119,975
Valle, Gustavo	–	–	32,122	2,269,419

(1)

Amounts shown are calculated based on the fair market value of the Common Stock on the date of exercise.

(2)

Amounts shown are calculated based on the fair market value of the Common Stock on the date of vesting and include the value of shares awarded for the 2020-2022 performance cycle based on actual performance for the cycle, which ended on December 31, 2022, and the December 30, 2022 closing price of $66.65. The amounts also include accrued dividend equivalents for PSUs based on the actual share award for the 2020-2022 performance cycle as follows:

•

Mr. Van de Put: $883,160

•

Mr. Zaramella: $248,948

•

Mr. Brusadelli: $184,672

•

Mr. Gruber: $176,644

•

Mr. Valle: $128,488

2022 Pension Benefits
Name(1)	Plan Name	Number of Years of Credited Service(2) (#)	Present Value of Accumulated Benefit(3) ($)	Payments During Last Fiscal Year ($)
Gruber, Vinzenz	Pension Fund Mondelēz Switzerland	33.0	8,362,826	–

(1)

No U.S.-based salaried employee hired after 2008 or localized to the United States after 2015 is eligible to participate in the Mondelēz Global LLC Retirement Plan. Therefore, no amounts are shown for Mr. Van de Put, Mr. Zaramella and Mr. Valle. Mr. Brusadelli’s compensation and benefits are Italy-based and is not eligible for a defined benefit pension.

(2)

The years of credited service under the plan are equivalent to the years of total service.

(3)

The amount reflects the actuarial present value of benefits accumulated under the retirement plan, in accordance with the same assumptions and measurement dates disclosed in Note 11 to the consolidated financial statements in our 2022 Form 10-K. Plan assumptions specific to the Pension Fund Mondelēz Switzerland include:

•

Assumes commencement at the earliest age that participants would be eligible for an unreduced pension benefit, which is age 65, and is discounted for current age;

•

Measurement date of December 31, 2022;

•

Discount rate of 2.17%; and

•

Statutory Mortality Table BVG2015.

2023 PROXY STATEMENT | 99

Back to Contents

Retirement Benefit Plan Description

PENSION FUND MONDELĒZ SWITZERLAND – MR. GRUBER

Eligibility for this funded contributory, tax-qualified defined benefit plan is limited to full-time and part-time employees with a Swiss employment contract signed before January 1, 2011. Benefits are payable upon normal retirement (defined as age 65) in the form of an annuity or lump sum. If a participant elects to receive a distribution prior to normal retirement, benefits are subject to reduction.

Benefits generally accrue based on 1.85% of pensionable salary (defined as annual base salary minus a coordination deduction) up to 37 years. The coordination deduction is limited to 40% of salary, up to 100% of the maximum full Federal Old Age and Survivors’ Insurance pension (for 2022: CHF28,680). The maximum pensionable salary corresponds to ten times the upper limit under Article 8 Paragraph 1 of the Swiss Federal Act on Occupational Retirement, Survivors’ and Disability Pension Plans (for 2022: CHF860,400).

Participating employees contribute 10% of pensionable salary to the plan.

2022 Non-Qualified Deferred Compensation Benefits
Name	Plan	Executive Contributions in 2022(1) ($)	Registrant Contributions in 2022(2) ($)	Aggregate Earnings in 2022(3) ($)	Aggregate Withdrawals/ Distributions in 2022 ($)	Aggregate Balance as of December 31, 2022(4) ($)
Van de Put, Dirk	Supplemental Benefits Plan	225,476	338,215	45,222	–	2,562,736
	MEDCP	–	–	-1,350,185	–	10,040,550
Zaramella, Luca	Supplemental Benefits Plan	75,231	120,701	13,988	–	813,944
	MEDCP	87,262	–	-3,876	–	83,385
Valle, Gustavo	Supplemental Benefits Plan	73,485	110,227	3,126	–	232,729
(1)

Base salary and 2022 AIP award are included in the 2022 Summary Compensation Table. The 2022 deferred compensation amounts attributable to base salary and 2022 AIP awards for participating NEOs are as follows:

Name	Plan	Base Salary ($)	AIP Award ($)
Van de Put, Dirk	Supplemental Benefits Plan	74,954	150,523
	MEDCP	–	-
Zaramella, Luca	Supplemental Benefits Plan	38,294	36,937
	MEDCP	87,262	-
Valle, Gustavo	Supplemental Benefits Plan	34,666	38,819
(2)

Amounts in this column are also included in the “All Other Compensation” column in the 2022 Summary Compensation Table.

(3)

Amounts in this column are at market rates and are not reflected in the 2022 Summary Compensation Table.

(4)

The aggregate balance includes amounts reported as compensation for our NEOs in prior years. Amounts reported attributable to base salary, AIP awards or all other compensation that were reported in the Summary Compensation Table of previously filed proxy statements for the participating NEOs are as follows: Mr. Van de Put – $1,871,275; Mr. Zaramella – $588,310 and Mr. Valle – $0.

2023 PROXY STATEMENT | 100

Back to Contents

MONDELĒZ GLOBAL LLC SUPPLEMENTAL BENEFITS PLAN

Because IRS Code Sections 401(a)(17) and 415 limits the amount that may be contributed to our U.S. tax-qualified defined contribution plan on behalf of an employee, we offer our U.S.-based NEOs a supplemental defined contribution program under the Supplemental Plan. This is an unfunded non-qualified plan that allows eligible employees to defer a portion of their annual compensation (base salary and AIP awards) and receive corresponding matching amounts to the extent that their contributions to the tax-qualified defined contribution plan (and the corresponding matching contributions) are limited by Code Sections 401(a)(17) or 415. In addition, employees hired after 2008 or localized to the United States after 2015, who are not otherwise eligible to participate in the Mondelēz Global LLC Retirement Plan, receive an additional non-elective Company contribution to the Supplemental Plan equal to 4.5% of eligible compensation.

The timing of distributions depends on whether the amount distributed is subject to Code Section 409A. For distributions not subject to Code Section 409A, the distribution will be made in accordance with the employee’s distribution election. For distributions subject to Code Section 409A, employees will receive their account balances in a lump sum within 90 days after separation from service. An employee who is a “specified employee” for purposes of Code Section 409A will have the lump sum delayed for six months. Amounts deferred and notional employer matching contributions earn the same notional rate of return as the Income Fund, which is a market rate investment option available to participants in the U.S. tax-qualified defined contribution plan. The rate of return under this investment option in 2022 was 1.93%.

Beginning January 1, 2020, all eligible U.S.-based employees receive a non-elective Company contribution because the Mondelēz Global LLC Retirement Plan is frozen as of January 1, 2020.

MONDELĒZ GLOBAL LLC MEDCP

The MEDCP is a non-qualified plan that allows U.S.-based participants to defer, on a pre-tax basis, up to 50% of salary and up to 100% of their AIP award. The notional investment options are similar to those offered to participants in our U.S. tax-qualified defined contribution plan. A participant who elects to defer compensation must decide whether to defer receipt of the compensation until separation from service, as determined under Code Section 409A, or to receive a distribution while still employed with the Company. Distributions may be made in a lump sum or annual installments of between two and ten years. Any participant who is a specified employee for purposes of Code Section 409A will have the distribution delayed for six months following a separation from service.

The notional investment options available to participants in the MEDCP are selected by the Company and may be changed from time to time. Participants are permitted to change their investment elections at any time on a prospective basis. The table below shows the available notional investment options under the MEDCP and their annual rate of return for the calendar year ended December 31, 2022.

Name of Fund	Annual Return
SSgA S&P 500 Index (SVSPX)	-18.25%
Vanguard Developed Markets Index Admiral (VTMGX)	-15.32%
Vanguard Emerging Mkts Stock Index Admiral (VEMAX)	-17.78%
Vanguard Extended Market Index Admiral (VEXAX)	-26.47%
Vanguard Federal Money Market Fund (VMFXX)	1.55%
Vanguard Inflation Protected Sec Admiral (VAIPX)	-11.89%
Vanguard LifeStrategy Moderate Growth Inv (VSMGX)	-16.00%
Vanguard Short Term Treasury Admiral (VFIRX)	-4.62%

2023 PROXY STATEMENT | 101

Back to Contents

Potential Payments Upon Termination or Change in Control

The narrative and tables below describe the potential payments to each NEO upon certain terminations, including following a CIC. In accordance with SEC rules, all information described in this section is presented as if the triggering events occurred on December 31, 2022.

INVOLUNTARY TERMINATION WITHOUT CAUSE (NON-CHANGE IN CONTROL EVENT)

Generally, we do not enter into ongoing agreements that provide for separation benefits on the NEO’s departure from the Company. However, if we involuntarily terminate an NEO without cause outside of a CIC event, we expect that in most cases, the People and Compensation Committee would offer separation benefits as consideration for protections we would likely seek, such as a release of claims and entering into non-compete, non-solicitation and confidentiality agreements. More specifically, we expect to treat our U.S. salaried NEOs (other than Mr. Van de Put) at least comparably to other U.S. salaried employees whom we involuntarily terminate without cause. For U.S. salaried employees such as our NEOs, our severance plan provides an employee whose job is eliminated with severance pay of up to 12 months based on length of service. Because Mr. Brusadelli is an employee of Mondelēz Italia Services, his separation benefits are comparable to those offered to our other Italian employees whom we involuntarily terminate without cause. Because Mr. Gruber is an employee of Mondelēz Europe GmbH, his separation benefits are comparable to those offered to our other Swiss employees whom we involuntarily terminate without cause.

The event of termination without Cause, Mr. Van de Put will be entitled to severance on terms no less favorable than:

•

a lump sum cash severance payment within sixty (60) days following termination date in the amount equal to two years of annual base salary; and

•

a pro-rata AIP paid at the same time as generally paid to other employees based on actual performance.

A termination for “Cause” shall have occurred if a Mr. Van de Put is terminated because of:

a) Continued failure to substantially perform Mr. Van de Put job duties (other than resulting from incapacity due to disability);

b) Gross negligence, dishonesty, or violation of any reasonable rule or regulation of the Mondelez Group where the violation results in significant damage to the Mondelez Group; or

c) Willfully engaging in other conduct which damages the Company in any material respect (and for which purpose, no act or omission to act will be “willful” if conducted in good faith or with a reasonable belief that such act or omission was in the best interest of the Company).

2023 PROXY STATEMENT | 102

Back to Contents

The following chart reflects the typical separation benefits that may be offered to a U.S. NEO whom we involuntarily terminate without cause. The chart includes severance benefits included under Mr. Van de Put’s offer letter. Mr. Valle’s offer letter provides for severance arrangements no less favorable than those accorded recently terminated senior executives. The People and Compensation Committee would determine actual terms and conditions based on the particular facts in each specific case.

Severance Benefits	• CEO: 24 months of base salary. • All other NEOs: 12 months of base salary. • Payment in a lump sum.
Health and Welfare Benefits	• No continuation of health and welfare benefits coverage.
Outplacement Services	• Outplacement services for up to 12 months.
Treatment of AIP Award	• AIP award based on actual business performance results and prorated based on the number of days of active employment during the performance period.
Treatment of PSU Grants
•

Outstanding PSU grants are generally forfeited; however, the People and Compensation Committee may exercise discretion and has typically done so in company restructuring events, to pro rata vest grants subject to actual Company performance, based on the number of months of active employment during the performance cycle.

•

Generally, for employees, including NEOs, eligible for retirement, grants pro rata vest, subject to actual Company performance, based on the number of months of active employment during the performance cycle provided the employee is actively employed for at least 90 days following the grant date.

Treatment of Stock Options
•

Unvested stock option grants are generally forfeited; however, the People and Compensation Committee may exercise discretion and has typically done so in company restructuring events, to prorate and accelerate the vesting of stock option grants based on the number of months of active employment during the vesting period.

•

Generally, for employees, including NEOs, eligible for retirement, stock option grants continue to vest under the original vesting schedule provided the employee is actively employed for at least 90 days following the grant date.

•

An individual who is eligible for retirement has the remaining full term to exercise vested options. An individual who is involuntarily terminated without cause, who is not retirement eligible, has until the earlier of 12 months from termination or the end of the term to exercise vested stock options.

2023 PROXY STATEMENT | 103

Back to Contents

POTENTIAL PAYOUT UPON AN INVOLUNTARY TERMINATION WITHOUT CAUSE AT FISCAL YEAR-END 2022

The table below was prepared as if each of the NEOs were involuntarily terminated without cause on December 31, 2022.

Name	Separation Pay(1) ($)	Annual Incentive Award(2) ($)	Outplacement Services(3) ($)	Total ($)
Van de Put, Dirk	3,100,000	4,446,950	12,500	7,559,450
Zaramella, Luca	880,000	1,461,680	12,500	2,354,180
Brusadelli, Maurizio	15,893,403	1,072,440	32,025	16,997,867
Gruber, Vinzenz	664,513	478,449	4,881	1,147,843
Valle, Gustavo	720,000	1,038,003	12,500	1,770,503
(1)

Per Mr. Van de Put’s offer of employment, amount reflects 24 months of base salary. Amounts reflect 12 months of base salary for the other NEOs except Mr. Brusadelli and Mr. Gruber. Under Italian law, amount reflected for Mr. Brusadelli is the maximum of a separation pay range; actual amount may be lower. Amount for Mr. Gruber is calculated based on a formula applicable to other Swiss employees. Amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate.

(2)

Amounts for all NEOs reflect 2022 AIP awards. Amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate.

(3)

Amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate. The amount for Mr. Gruber is based on 6 months of career transition program.

2023 PROXY STATEMENT | 104

Back to Contents

DOUBLE TRIGGER CHANGE IN CONTROL ARRANGEMENTS

NEOs are not eligible for any benefit solely upon a CIC. Our CIC Plan for senior executive officers, including the NEOs, provides for certain benefits upon an involuntary termination of employment without “Cause” or voluntary termination for “Good Reason” within two years following a CIC. To receive any benefits under the CIC Plan, a participant must abide by certain restrictive covenants, including a non-compete and non-solicitation for one year following termination. Under the terms of the CIC Plan, a participant who violates a provision of these restrictive covenants must pay back any amounts already paid and receives no further payments from the CIC Plan.

Additionally, the Equity Plan provides for the treatment of unassumed outstanding equity grants following a CIC and assumed outstanding equity grants upon an involuntary termination of employment without Cause or voluntary termination for Good Reason within two years following a CIC.

The key elements of the CIC Plan and Equity Plan assuming a double trigger event are described in the table below.

Plan Element	Description
Definition of “CIC”

Subject to certain exceptions, the occurrence of one of the conditions below:

•

Acquisition of 20% or more of our outstanding voting securities;

•

Changes to Board membership during any consecutive 24-month period that results in less than 50% of the current Board members elected to the Board;

•

After the reorganization, merger, statutory share exchange or consolidation or any other material transaction involving the Company or any of our subsidiaries, over 50% of outstanding voting securities are not owned by Company shareholders; or

•

Complete liquidation of Mondelēz International or the sale of all or substantially all of our assets.

Definition of “Cause”

Subject to certain exceptions, the occurrence of one of the conditions below:

•

Continued failure to substantially perform job duties (other than resulting from incapacity due to disability);

•

Gross negligence, dishonesty or violation of any reasonable rule or regulation of the Company where the violation results in significant damage to the Company; or

•

Engaging in other conduct which adversely reflects on the Company in any material respect.

Definition of “Good Reason”	• Material reduction in job duties; • Material reduction in compensation; • Relocation beyond 50 miles; or • Failure to assume the obligations under the CIC Plan or Equity Plan.
Severance and Benefits Amounts
•

CEO: 2.99 times base salary plus target annual incentive payable by the Company in a lump sum;

•

All other NEOs: two times base salary plus target annual incentive payable by the Company in a lump sum;

•

Health and welfare benefits equal to three years for the CEO and two years for the other NEOs;

•

Continuation of financial counseling and car allowances for three years for the CEO and two years for the other NEOs; and

•

Outplacement services for up to two years following termination.

2023 PROXY STATEMENT | 105

Back to Contents

Plan Element	Description
Treatment of AIP Awards and PSU Grants
•

NEO is eligible to receive prorated cash payments (for service during the performance cycle) representing both the award under the AIP and outstanding PSU grants. In the case of outstanding PSUs, if at least fifty percent of the performance cycle has elapsed, cash payment would be calculated using the target level of PSUs (no proration). PSU value is calculated by multiplying the number of shares by the closing stock price on the last trading date preceding the date of CIC.

Treatment of Equity Grants	• Unvested stock option grants vest. Participants have the full term to exercise all stock options, including those previously vested.
Maximum CIC Plan Benefit/No Gross Up for Payment of Excise Tax
•

The maximum benefit under the CIC Plan or otherwise is the greater of the full benefit or a reduced benefit that does not trigger the excise tax under Code Section 4999 as determined on an after-tax basis for each NEO.

POTENTIAL PAYOUT UPON AN INVOLUNTARY TERMINATION DUE TO A CHANGE-IN-CONTROL AT FISCAL YEAR-END 2022

The table below was prepared as if each of the NEOs covered under our CIC Plan and Equity Plan were involuntarily terminated without cause or voluntarily terminated for Good Reason immediately following a CIC on December 31, 2022.

Name	Separation Payment(1) ($)	Annual Incentive Award(2) ($)	Value of Unvested PSU Grants(3) ($)	Value of Unvested Stock Options(4) ($)	Health & Welfare Continuation(5) ($)	Continuation of Benefits(6) ($)	Total ($)
Van de Put, Dirk	13,440,050	2,945,000	22,648,781	2,871,814	34,695	124,999	42,065,340
Zaramella, Luca	3,696,000	968,000	6,595,684	842,577	32,591	70,000	12,204,852
Brusadelli, Maurizio	15,893,403	666,112	4,718,154	595,375	19,865	169,043	22,061,951
Gruber, Vinzenz	3,189,660	797,415	4,722,153	605,539	–	39,118	9,353,885
Valle, Gustavo	2,647,232	720,000	3,321,392	420,094	21,379	70,000	7,200,097
(1)

Amounts reflect 2.99 times base salary plus target annual incentive for Mr. Van de Put and two times base salary plus target annual incentive for all other NEOs except Mr. Brusadelli. Under Italian law, amount reflected for Mr. Brusadelli is the maximum of a separation pay range; actual amount may be lower. Amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate.

(2)

Amounts reflect target awards under our 2022 AIP. Amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate.

(3)

Amounts reflect target PSU grants for the 2020-2022 and 2021-2023 performance cycles, as well as prorated target PSU grants for the 2022-2024 performance cycle. All amounts are based on a December 30, 2022 closing stock price of $66.65.

(4)

Amounts reflect the value of immediate vesting of all outstanding unvested stock options. All amounts are based on a December 30, 2022 closing stock price of $66.65.

(5)

Amounts reflect our cost for providing medical, dental, vision, long-term disability and life insurance premiums for three years for Mr. Van de Put and two years for all other NEOs. Amount for Mr. Brusadelli is converted to U.S. dollars using the Applicable Exchange Rate.

(6)

Amounts reflect the value for continuation of the financial counseling allowance (three years for Mr. Van de Put valued at $30,000 and two years valued at $15,000 for all other NEOs except Mr. Brusadelli and Mr. Gruber who do not receive financial counseling allowance), car allowance (three years for Mr. Van de Put valued at $69,999, two years for Mr. Brusadelli valued at $104,994, two years for Mr. Gruber valued at $29,356 and two years for all other NEOs valued at $30,000) and outplacement services (two years for Mr. Brusadelli valued at $64,049, one year for Mr. Gruber valued at $9,762 and two years for all other NEOs valued at $25,000). Amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate.

2023 PROXY STATEMENT | 106

Back to Contents

POTENTIAL PAYOUT UPON OTHER TYPES OF SEPARATIONS (DEATH AND DISABILITY)

Death or Disability. If an NEO terminates employment due to death or disability, all of the NEO’s outstanding unvested stock option grants would vest. In addition, the NEO (or beneficiary) would become eligible for an award under the AIP and a prorated award for outstanding PSU grants.

The table below describes the estimated value of such payments based on a December 31, 2022 termination due to death or disability.

Name	Annual Incentive Award(1) ($)	Value of Unvested PSU Grants(2) ($)	Value of Unvested Stock Options(3) ($)	Total ($)
Van de Put, Dirk	2,945,000	19,234,746	2,871,814	25,051,560
Zaramella, Luca	968,000	5,615,929	842,577	7,426,506
Brusadelli, Maurizio	666,112	4,035,213	595,375	5,296,700
Gruber, Vinzenz	797,415	4,009,664	605,539	5,412,618
Valle, Gustavo	720,000	2,846,399	420,094	3,986,494
(1)

Amounts reflect target awards under our 2022 AIP. Amounts for Mr. Brusadelli and Mr. Gruber are converted to U.S. dollars using the Applicable Exchange Rate.

(2)

Amounts reflect target PSU grant for the 2020-2022 performance cycle as well as prorated target PSU grants for the 2021-2023 and 2022-2024 performance cycles. All amounts are based on a December 30, 2022 closing stock price of $66.65.

(3)

Amounts reflect the value of immediate vesting of all outstanding unvested stock options. All amounts are based on a December 30, 2022 closing stock price of $66.65.

Retirement. If an NEO terminates employment due to retirement:

Element	Treatment
AIP	Eligible for a prorated award under AIP.
Unvested Stock Options	Continue to vest per the original vesting schedule provided the employee is actively employed for at least 90 days following the grant date.
Unvested PSUs

Pro rata vest based on the number of months employed during the applicable performance period, subject to actual Company performance, provided the employee is actively employed for at least 90 days following the grant date.

Mr. Gruber is our only NEO who was eligible for retirement treatment on December 31, 2022.

2023 PROXY STATEMENT | 107

Back to Contents

PEOPLE AND COMPENSATION COMMITTEE
REPORT FOR THE YEAR ENDED DECEMBER 31, 2022

The People and Compensation Committee oversees the compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the People and Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on that review and discussion, the People and Compensation Committee recommended that the Board include the Compensation Discussion and Analysis in the Proxy Statement to be filed with the SEC in connection with the Annual Meeting and incorporate it by reference in the Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 3, 2023.

People and Compensation Committee:

Lois D. Juliber, Chair
Charles E. Bunch
Ertharin Cousin
Anindita Mukherjee
Christiana S. Shi

2023 PROXY STATEMENT | 108

Back to Contents

CEO PAY RATIO

Our CEO to median employee pay ratio was calculated in accordance with Item 402(u) of Regulation S-K and represents a reasonable estimate. For 2022, the annual total compensation for Dirk Van de Put, our CEO, as reported in the Summary Compensation Table was $17,925,677 which reflects compensation received for the full calendar year. The annual total compensation for our median employee (“Median Employee”) was $35,707. Therefore, the ratio of our CEO’s annual total compensation to the Median Employee’s annual total compensation was 502 to 1.

When you compare our CEO-to-Median Employee pay ratio to the ratio at other companies, you should consider some unique factors about our large work force. More than eight out of ten Mondelēz International employees are located outside the U.S. As a global company that generates 74% of our sales internationally, our employees are located in approximately 80 countries. Moreover, we have a heavy presence in emerging markets. In fact, seven of our top nine largest employee populations are in emerging market countries. In addition, a significant portion of our work force consists of part-time and seasonal employees.

As permitted under the SEC rules, we are using the same Median Employee identified for purposes of the CEO pay ratio for 2021 and 2020, as we believe the changes to our employee population and compensation have not significantly impacted our ratio. We identified our Median Employee using 2020 base salaries, our consistently applied compensation measure, for all individuals who were employed by us on October 1, 2020, excluding our CEO, annualized for any employees who joined the Company during 2020. To identify the compensation of our Median Employee, we determined the 2020 annual base salary for each of our full-time, part-time, temporary and seasonal employees without applying any cost-of-living adjustments. We excluded 1,321 employees in Venezuela from our calculation as we do not report Venezuela in our consolidated financials. For an employee paid in a currency other than U.S. dollars, we converted annual base salaries into U.S. dollars. We then applied the de minimis exemption excluding 4,572(1) non-U.S. employees who represented less than 5% of our employee population. After applying this exemption, we used 2020 base salary information for 87,020 of our employees.

(1)	We excluded employees from the following countries: Vietnam (3,207), Morocco (596), Pakistan (437) and Eswatini (332).

2023 PROXY STATEMENT | 109

Back to Contents

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures of the Company. For further information concerning our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis”.

Year	Summary Compensation Table Total for PEO[1]	Compensation Actually Paid to PEO[2]	Average Summary Compensation Table Total for NEOs[3]	Average Compensation Actually Paid to NEOs[4]	Value of Initial Fixed $100 Investment Based On:		Net Income[7]	Adjusted Gross Profit Growth[8]
					Total Shareholder Return[5]	Peer Group Total Shareholder Return[6]
2022	$17,925,677	$27,017,315	$4,738,723	$6,743,645	$129.50	$124.71	$2,726	12.3%
2021	$16,128,320	$26,845,406	$4,870,086	$7,161,206	$125.82	$125.27	$4,314	3.5%
2020	$16,842,693	$22,512,182	$5,506,309	$6,295,101	$108.58	$109.26	$3,569	3.6%
(1)

The dollar amounts reported are the amounts of total compensation reported in the “Total Compensation” column of our Summary Compensation Table for Mr. Van de Put, our Principal Executive Officer (PEO).

(2)

The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Less Reported Value of Equity Awards(a)	Plus Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2022	$17,925,677	$11,221,446	$20,313,084	$27,017,315
2021	$16,128,320	$11,440,672	$22,157,758	$26,845,406
2020	$16,842,693	$11,220,656	$16,890,145	$22,512,182
(a)

The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns of our Summary Compensation Table for the applicable year.

(b)

The equity award adjustments for each applicable year include the following: (i) the addition of the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the addition (or subtraction if negative) of the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards granted in prior years that vest in the applicable year, the addition (or subtraction if negative) amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (iv) the addition of the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

2023 PROXY STATEMENT | 110

Back to Contents

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Value of Dividends on Stock not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$12,079,865	$6,987,876	$117,201	$1,128,142	$20,313,084
2021	$14,862,750	$7,486,615	($1,257,459)	$1,065,853	$22,157,758
2020	$10,588,957	$4,804,182	$798,095	$698,910	$16,890,145
(3)

The dollar amounts reported represent the average of the amounts reported for our NEOs as a group (excluding our PEO) in the “Total Compensation” column of our Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Mr. Valle; (ii) for 2021, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Ms. Stein; and (iii) for 2020, Mr. Zaramella, Mr. Gruber, Mr. Brusadelli and Mr. Walter.

(4)

The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2. This adjustment also includes adjustments to the pension values, as computed in accordance with SEC rules, show below.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Less Average Reported Value of Equity Awards	Plus Average Equity Award Adjustments(a)	Less Average Reported Change in the Actuarial Present Value of Pension Benefits (b)	Plus Average Pension Benefit Adjustments (c)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$4,738,723	$2,735,574	$4,663,246	$0	$77,250	$6,743,645
2021	$4,870,086	$3,060,637	$5,265,257	$0	$86,500	$7,161,206
2020	$5,506,309	$2,499,399	$3,631,858	$421,917	$78,250	$6,295,101
(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Value of Dividends on Stock not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$2,944,831	$1,459,802	$23,140	$235,474	$4,663,246
2021	$4,037,126	$1,198,587	($155,389)	$184,933	$5,265,257
2020	$2,358,688	$915,979	$199,404	$157,787	$3,631,858
(b)

Represents the amount reported in our Summary Compensation Table in the “Change in Pension Value” column for the applicable year.

(c)

Represents, for each applicable year, the aggregate of two components: (i) the actuarial determined service cost under the Pension Fund Mondelēz Switzerland for services rendered during the applicable year; and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation, in each case, calculated in accordance with U.S. GAAP.

(5)

Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and the difference between our share price at the end and the beginning of the measurement period by our share price at the beginning of the measurement period.

(6)

Represents the weighted peer group TSR, weighted according to the respective company’s stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is our performance peer group as reported in the Form 10-K of the applicable year, which included Campbell Soup Company, The Coca-Cola Company, Colgate-Palmolive Company, Danone S.A., General Mills, Inc., The Hershey Company, Kellogg Company, The Kraft Heinz Company, Nestlé S.A., PepsiCo, Inc., The Procter & Gamble Company and Unilever PLC.

(7)

Dollar values stated in millions. The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.

(8)

The percentages reported represent the amount of adjusted gross profit growth. A more detailed discussion, including definitions of such financial measures appears in Annex A.

2023 PROXY STATEMENT | 111

Back to Contents

FINANCIAL PERFORMANCE MEASURES

As described in greater detail in “Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. The metrics that we use for our executive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures we used to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:

•

Organic Volume Growth

•

Organic Net Revenue Growth

•

Adjusted Gross Profit Growth

•

Adjusted Operating Income Growth

•

Market Share

•

Adjusted Earnings Per Share Growth

•

Annualized Relative Total Shareholder Return

ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLE

As described in more detail in the section “Compensation Discussion and Analysis,” our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with our performance, not all of those performance measures are presented in the Pay Versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Overall, our executive compensation is closely aligned with shareholder returns. As the stock price has appreciated over the past three years, our executive compensation has also increased given that on average over 65% of our NEO’s total compensation is in the form of equity. We do not use net income as a financial performance measure that determines compensation levels or incentive plan payouts for our NEOs, therefore compensation actually paid and net income do not have a direct relationship. We have chosen adjusted gross profit growth as our company-selected metric as it is weighted at 35% in our annual incentive plan, and therefore has an impact on our compensation actually paid for the applicable year.

The following charts demonstrate the relationship between compensation actually paid to Mr. Van de Put, the Company’s CEO, and average compensation actually paid to other NEOs and various performance measures of the Company for the fiscal years ending December 31, 2022, 2021 and 2020.

2023 PROXY STATEMENT | 112

Back to Contents

2023 PROXY STATEMENT | 113

Back to Contents

OWNERSHIP OF EQUITY SECURITIES

The following table shows the number of shares of Common Stock beneficially owned as of March 8, 2023, unless otherwise noted, by each director and NEO, as well as the number of shares beneficially owned by all of our current directors and executive officers as a group. None of the Common Stock owned by these individuals is subject to any pledge. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name of Beneficial Owner	Beneficially Owned Shares(1)	Deferred Stock Units/ Additional Underlying Units(2)	Total Shares/ Interests Held	Beneficially Owned Shares Percent of Class(3)
Current Directors:
Booth, Lewis W.K.	15,900	45,906	61,806	*
Bunch, Charles E.	14,487	26,234	40,721	*
Cousin, Ertharin	–	4,404	4,404	*
Juliber, Lois D.	2,309	69,022	71,331	*
Mesquita, Jorge S.	6,500	46,262	52,762	*
Mukherjee, Anindita	–	1,195	1,195	*
Nielsen, Jane Hamilton	–	6,345	6,345	*
Shi, Christiana S.	–	29,124	29,142	*
Siewert, Patrick T.(4)	2,000	46,042	48,042	*
Todman, Michael A.	–	10,100	10,100	*
Named Executive Officers:
Brusadelli, Maurizio	493,339	–	493,339	*
Gruber, Vinzenz P.	442,329	–	442,329	*
Valle, Gustavo	90,288	–	90,288	*
Van de Put, Dirk	2,000,091	–	2,000,091	*
Zaramella, Luca	526,605	–	526,605	*
All directors and executive officers as a group (19 persons)(5)	3,925,109	292,934	4,218,043	*
*

Less than 1%.

(1)

Includes stock options that are exercisable or will become exercisable within 60 days after March 8, 2023 as follows: Mr. Brusadelli – 288,258; Mr. Gruber – 230,903; Mr. Valle – 70,803; Mr. Van de Put – 1,144,390; Mr. Zaramella – 322,572 and all other executive officers – 201,439.

(2)

Includes deferred stock units granted under the 2006 Stock Compensation Plan for Non-Employee Directors and the Equity Plan. For a description of these deferred stock units, see “Compensation of Non-Employee Directors” on page 61.

(3)

Based on 1,363,154,035 issued and outstanding shares of our Common Stock as of March 8, 2023.

(4)

Includes 2,000 shares as to which Mr. Siewert disclaims beneficial ownership, as the shares are held by his father.

(5)

This group includes, in addition to the individuals named in the table, Paulette R. Alviti, Mariano Lozano, Daniel E. Ramos and Laura Stein.

2023 PROXY STATEMENT | 114

Back to Contents

The following table displays information about persons we know were the beneficial owners of more than 5% of the issued and outstanding Common Stock as of December 31, 2022.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Calculated Based on Shares of the Issued and Outstanding Common Stock as of March 8, 2023
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	98,952,039	7.3%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	122,569,785	9.0%
(1)

Based on the Schedule 13G/A filed by BlackRock on January 31, 2023 with the SEC. The Schedule 13G/A discloses that BlackRock, in its capacity as the parent holding company of certain subsidiaries, had sole voting power over 87,939,525 shares, shared voting power over 0 shares, sole dispositive power over 98.952,039 shares and shared voting and dispositive power over 0 shares.

(2)

Based on the Schedule 13G/A filed by The Vanguard Group on February 9, 2023 with the SEC. The Schedule 13G/A discloses that The Vanguard Group, as investment advisor, had sole voting power over 0 shares, shared voting power over 1,916,477 shares, sole dispositive power over 116,767,501 shares and shared dispositive power over 5,802,284 shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of our Common Stock to report to the SEC their ownership of Common Stock and changes in that ownership. We reviewed copies of reports filed pursuant to Section 16(a) of the Exchange Act and written representations from reporting persons. Based solely on that review, we believe that for the fiscal year ended December 31, 2022, all required reports under Section 16(a) were filed on a timely basis, except for three reports for three transactions as follows: (i) a Form 4 filed late by Ertharin Cousin reporting her January 3, 2022 grant of deferred stock units, which was filed on January 7, 2022, (ii) a Form 4 report filed late by Mariano Lozano reporting his April 25, 2022 grant of stock options, which was filed on May 2, 2022, and (iii) a Form 4 report filed late by Ertharin Cousin reporting her July 8, 2022 sale of shares of Common Stock, which was filed on February 6, 2023.

2023 PROXY STATEMENT | 115

Back to Contents

ITEM 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Our executives – including our NEOs – are critical to our success, and we design our executive compensation programs to attract, retain and motivate superior executive talent. At the same time, we expect our executives to deliver strong results, and we structure our executive compensation practices to focus on shareholders’ interests by incenting superior sustainable long-term performance. In so doing, we align pay and performance by making a significant portion of our NEOs’ compensation contingent on reaching specific annual and long-term performance goals and increasing shareholder value.

We have strong compensation-related design and governance practices to protect our shareholders’ interests. Our independent People and Compensation Committee regularly assesses our executive compensation program to hold executives accountable for attaining performance targets and driving shareholder value. We encourage you to read the “Compensation Discussion and Analysis” beginning on page 65 and the “Executive Compensation Tables” beginning on page 94 to learn more about our executive compensation program and how our 2022 pay aligned with 2022 performance.

The People and Compensation Committee and the Board believe that our executive compensation program serves our shareholders’ interests by linking pay with performance, and we will continue to refine our compensation program to align compensation with the Company’s business and talent strategies as well as the long-term interests of shareholders. Accordingly, and as required by SEC rules, we ask you to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that Mondelēz International’s shareholders approve, on an advisory basis, the compensation paid to Mondelēz International’s NEOs, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the Executive Compensation Tables and related narrative discussion.”

While the annual say-on-pay vote is advisory and therefore not binding on Mondelēz International, the People and Compensation Committee or the Board, we value the opinions of our shareholders. We carefully and thoughtfully consider our shareholders’ concerns and opinions in evaluating our executive compensation program. We believe the compensation paid to our NEOs for 2022 appropriately reflects and rewards their contribution to our performance. Unless the Board modifies its policy of holding an advisory say-on-pay vote on an annual basis, including after taking into account the results of shareholder votes on Proposal 3 below, the next advisory say-on-pay vote will be held at our 2024 Annual Meeting of Shareholders.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF OUR EXECUTIVE COMPENSATION.

2023 PROXY STATEMENT | 116

Back to Contents

ITEM 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Act enables shareholders to indicate at least every six years how frequently (every one, two or three years) they want to vote on an advisory basis to approve the compensation of the NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules. Shareholders last voted on frequency at the 2017 Annual Meeting of Shareholders. They overwhelmingly voted for an annual say-on-pay vote. Under the Dodd-Frank Act, shareholders must again vote on the frequency of future say-on-pay votes at this Annual Meeting.

After careful consideration, the Board determined that an annual advisory say-on-pay vote is the most appropriate choice for Mondelēz International. For the reasons described below, the Board recommends that you vote for the one year advisory say-on-pay vote.

The Board believes that shareholders should vote annually to approve NEO compensation in order to provide us timely, direct input regarding our compensation philosophy, policies and practices. In addition, an annual advisory say-on-pay vote is consistent with our practice of seeking input from, and engaging with, our shareholders on corporate governance matters and our executive compensation program.

When you vote on this proposal, you are choosing your preferred voting frequency – every one, two or three years. You are not voting “for” or “against” the Board’s recommendation for an annual frequency for future advisory say-on-pay votes.

The choice of every one-, two- or three-year intervals that receives a majority of votes cast (or the highest number of votes cast if no choice receives a majority) will be the frequency selected by shareholders for the advisory vote to approve NEO compensation. This say-on-pay vote is advisory and not binding on Mondelēz International. Therefore, the People and Compensation Committee or the Board may decide that it is in the best interests of our shareholders and Mondelēz International to hold an advisory say-on-pay vote more or less frequently than that which shareholders chose.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE OPTION OF “ONE YEAR” WITH RESPECT TO THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY SAY-ON-PAY VOTES.

2023 PROXY STATEMENT | 117

Back to Contents

ITEM 4. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2023

The Audit Committee is directly responsible for the selection, appointment, compensation, retention, oversight and termination of the independent registered public accountants. PricewaterhouseCoopers LLP has been the Company’s independent registered public accountants since 2001.

Review of Independent Registered Public Accountants

The Audit Committee annually reviews the performance of the independent registered public accountants and considers whether to reappoint the firm for the following year or appoint a different firm. In determining which firm to appoint as the Company’s independent registered public accountants for 2023, the Audit Committee considered numerous factors, including:

•

firm capabilities, approach and fees;

•

firm tenure as our independent registered public accountants;

•

the quality of the work that PricewaterhouseCoopers LLP has performed for Mondelēz International and its communications with the Audit Committee and management;

•

PricewaterhouseCoopers LLP’s qualifications and experience auditing companies of comparable size and complexity;

•

PricewaterhouseCoopers LLP’s familiarity with our global business and operations, accounting policies and practices, and internal control over financial reporting;

•

the potential impacts to Mondelēz International from selecting a different independent registered public accountant, including the significant time commitment and potential distraction of resources related to changing independent registered public accountants;

•

external data on audit quality and performance; and

•

firm independence.

In assessing the independence of the Company’s independent registered public accountants, the Audit Committee considered factors including the nature and amount of non-audit fees and services that the firm provides to Mondelēz International. We believe the Audit Committee’s periodic consideration of whether there should be a change in our independent registered public accounting firm helps ensure auditor independence. In conjunction with the required rotation of the auditing firm’s lead engagement partner at least every five years, the Audit Committee and its Chair are involved in the selection of the independent registered public accountants’ lead engagement partner through a process that includes candidate interviews.

The Audit Committee discusses with the independent registered public accountants the scope of and plans for the audit and is also responsible for the audit fees associated with the retention of the independent registered public accountants. As part of determining what firm to appoint, the Audit Committee discussed audit fees and the audit process with PricewaterhouseCoopers LLP, including how to continue to increase efficiencies in the audit, leverage the benefits of PricewaterhouseCoopers LLP’s familiarity with Mondelēz International, and utilize PricewaterhouseCoopers LLP’s technological transformation and innovations.

2023 PROXY STATEMENT | 118

Back to Contents

Selection of Independent Registered Public Accountants

Following its review and consideration of the potential benefits and costs of choosing a different auditor, the Audit Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2023. The Audit Committee and the Board believe the continued retention of PricewaterhouseCoopers LLP as the independent external auditor is in our and our shareholders’ best interests. The Board is requesting, as a matter of good corporate governance, that shareholders ratify this selection.

The Audit Committee and the Board are not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the selection, the Audit Committee may investigate the reasons for our shareholders’ rejection and may consider whether to retain PricewaterhouseCoopers LLP or appoint another independent registered public accountant. Even if the selection is ratified, the Audit Committee may appoint a different independent registered public accountant if, in its discretion, it determines that such a change would be in Mondelēz International’s and our shareholders’ best interests.

We expect that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if desired and to respond to appropriate questions from shareholders.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS MONDELĒZ INTERNATIONAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2023.

2023 PROXY STATEMENT | 119

Back to Contents

SHAREHOLDER PROPOSALS

In accordance with SEC rules, we are including the following shareholder proposals (Items 5 through 7), along with the supporting statements of the respective shareholder proponent. Mondelēz International is not responsible for any inaccuracies in these proposals and supporting statements. We have put a box around materials provided by the proponents so that readers can easily distinguish between materials provided by the proponent and materials provided by the Company. Each shareholder proposal is required to be submitted to a vote at the Annual Meeting only if properly presented at the meeting. The Board has carefully considered the three shareholder proposals and recommends that you vote AGAINST each proposal.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THESE SHAREHOLDER PROPOSALS FOR THE REASONS SET FORTH IN THE STATEMENT IN OPPOSITION FOLLOWING EACH PROPOSAL.

2023 PROXY STATEMENT | 120

Back to Contents

ITEM 5. SHAREHOLDER PROPOSAL

Require Independent Chair of the Board

National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, beneficial owner of 83 shares of the Company’s Common Stock held continuously for at least three years prior to November 7, 2022, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

RESOLVED:

Shareholders request the Board of Directors adopt as policy, and amend the governing documents as necessary, to require hereafter that that two separate people hold the office of the Chairman and the office of the CEO as follows:

Selection of the Chairman of the Board: The Board requires the separation of the offices of the Chairman of the Board and the Chief Executive Officer.

Whenever possible, the Chairman of the Board shall be an Independent Director.

The Board may select a Temporary Chairman of the Board who is not an Independent Director to serve while the Board seeks an Independent Chairman of the Board.

The Chairman shall not be a former CEO of the company.

Selection of the Chairman of the Board shall be consistent with applicable law and existing contracts.

SUPPORTING STATEMENT:

The Chief Executive Officer of Mondelez International, Inc. is also Board Chairman. We believe these roles — each with separate, different responsibilities that are critical to the health of a successful corporation — are greatly diminished when held by a singular company official, thus weakening its governance structure.

Expert perspectives substantiate our position:

•

According to the Council of Institutional Investors ( https://bit.ly/3pKrtJK ), “A CEO who also serves as chair can exert excessive influence on the board and its agenda, weakening the board’s oversight of management. Separating the chair and CEO positions reduces this conflict, and an independent chair provides the clearest separation of power between the CEO and the rest of the board.”

•

A 2014 report from Deloitte ( https://bit.ly/3vQGqe1 ) concluded, “The chairman should lead the board and there should be a clear division of responsibilities between the chairman and the chief executive officer (CEO).”

•

A pair of business law professors wrote for Harvard Business Review (https://bit.ly/3xvcIOA ) in March 2020 that “letting the CEO chair the board can compromise board discussion quality, weakening the corporation’s risk management ability... Splitting the CEO and board chair jobs between two people can help strengthen the quality of questions the corporation asks itself. When those questions remain weak, the organization is less likely to develop strategies that mitigate risk.”

2023 PROXY STATEMENT | 121

Back to Contents

•

Proxy adviser Glass Lewis advised ( https://bit.ly/3xwuJwa ) in 2021, “the presence of an independent chair fosters the creation of a thoughtful and dynamic board not dominated by the views of senior management. Further, we believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO is responsible for self-oversight.”

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 5.

Our Board has a fiduciary duty to act as it believes to be in the best interests of the Company and its shareholders, including by determining the Board leadership structure that will best serve those interests. Forcing the Company to adopt an inflexible, one-size-fits-all approach to Board leadership would hamper the Board’s ability to effectively promote Company and shareholder interests.

Our current By-Laws provide the necessary flexibility for the Board to make thoughtful decisions about the appropriate leadership structure for the Company. Our current By-Laws provide the Board flexibility in determining the appropriate leadership at a given time in light of the Company’s needs and circumstances. The Board takes several factors into account when considering which leadership structure will allow it to carry out its responsibilities most effectively and best represent Company and shareholder interests. These factors include our specific business needs, our operating and financial performance, industry conditions, economic and regulatory environments, the results of Board and committee annual self-assessments, the advantages and disadvantages of alternative leadership structures based on circumstances at that time, investor feedback, and our corporate governance practices. Removing this flexibility would restrict the Board’s ability to adapt to circumstances and select a leadership structure that it believes to be in the best interests of the Company and its shareholders at the time.

We have a robust independent Lead Director role with substantive leadership responsibilities. At any time that the Board determines it is in the best interests of the Company and its shareholders to have a non-independent Chair, our Corporate Governance Guidelines require the Board to select an independent Lead Director with substantive duties and responsibilities. The independent directors select the Lead Director for a one-year term. The independent Lead Director duties and responsibilities are broad and have considerable overlap with those of an independent Board Chair, promoting strong management oversight and accountability. The independent Lead Director engages in planning and approving meeting schedules and agendas, including the review of briefing materials, and has the power to call meetings of the independent directors or the Board as needed. As part of the Board’s regular agenda, the independent Lead Director presides over executive sessions of the independent directors without the participation of the Chair and Chief Executive Officer. The independent Lead Director also serves as a direct point of contact for shareholders and during Fall 2022, the independent Lead Director led engagements with several investors. The independent Lead Director also frequently confers with the other independent directors on various Board and Company matters. Finally, the independent directors also may assign to the independent Lead Director additional duties over and above these fixed responsibilities as they deem appropriate.

2023 PROXY STATEMENT | 122

Back to Contents

Our corporate governance structures and processes are consistent with best practices that promote effective oversight and accountability. Our corporate governance practices reinforce the Board’s alignment with, and accountability to, shareholders, and promote effective Board oversight of management. In addition to the governance practices discussed above, directors are elected annually by majority vote, directors and committees engage in an annual evaluation process, shareholders have the right to call special meetings at which they can nominate director candidates or propose other business, and shareholders can communicate directly with the Board in addition to the independent Lead Director. Every Board committee is comprised entirely of independent directors and each committee has a clearly defined area of oversight regarding key risks and Company functions.

We have delivered strong performance under our existing leadership structure. Mondelēz International has delivered strong results for our shareholders under Mr. Van de Put’s leadership as Chairman and Chief Executive Officer. Since the launch of our strategy under his leadership in 2018, we have delivered strong total shareholder returns, outpacing many of our peers, and we have made sustained progress against our ESG goals. During this time, the Board has also benefited from the guidance of independent Lead Directors with strong executive experience who have brought strong independent leadership and oversight to the Board.

In summary, our Board should retain the flexibility to select the leadership structure that is best suited to meet the needs of the Company and its shareholders at any given time. Adopting a rigid policy as requested by this proposal would impair the Board’s ability to structure its leadership in the manner it believes most effectively serves Company and shareholder interests. The proposal is unnecessary due to our strong governance practices, including our robust and independent Lead Director role.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

2023 PROXY STATEMENT | 123

Back to Contents

ITEM 6. SHAREHOLDER PROPOSAL

Publish Annual Benchmarks for Achieving Company’s 2025 Cage-Free Egg Goal

Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, as representative for Green Century Equity Fund, beneficial owner of at least $25,000 worth of the Company’s Common Stock held continuously at least one year as of December 5, 2022, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

Whereas: Proponents seek updated disclosure from Mondelez regarding one of its longtime environmental, social, governance (ESG) commitments.

Corporate accountability for significant policy commitments, particularly those relating to ESG matters, is being subjected to increasing public and stakeholder scrutiny.

Shareholders may recall that in 2022, irregularities in what McDonald’s was publicly reporting (compared to its actions) on one of its animal welfare commitments were thrust into the global spotlight. This controversy was featured in the Wall Street Journal, New York Times, Washington Post, Bloomberg, Financial Times, and more. Two board members were challenged in a proxy contest by Carl Icahn, and when Institutional Shareholder Services (ISS) evaluated the issue, it concluded that only “cautionary support” was warranted for the two existing directors, pointing out that it, “serves as a reminder to shareholders to demand greater specificity from corporate leaders seeking to address ESG concerns[.]”

It is precisely that “greater specificity” which this proposal calls for.

Mondelez has touted to shareholders a commitment regarding animal welfare in its supply chain: that it will switch to 100 percent cage-free eggs worldwide by 2025.

Mondelez reports that between 2018 and 2021, it increased sourcing from 15 to 39 percent cage-free eggs — representing an increase of 24 percent over those four years. With the company’s 2025 deadline two years away, shareholders are concerned about whether Mondelez will actually reach its goal.

Meanwhile, other consumer packaged goods companies with similar commitments have disclosed annual glidepath benchmarks indicating how they plan to reach their cage-free egg goals. For example:

•

General Mills discloses that, “by the end of 2022, 75 — 80 percent of the eggs we purchase for our operations globally will come from cage-free chickens, 80 — 85 percent by the end of 2023, 85 — 90 percent by the end of 2024 and 100 percent by the end of 2025.”

•

And Conagra Brands has “plans to convert approximately....45 — 50 percent to cage-free by the end of 2022; approximately 60 to 70 percent to cage-free by the end 2023; and directly source 100 percent cage-free eggs by the end 2024.”

Target, Cracker Barrel, Royal Caribbean Cruise Lines, Norwegian Cruise Lines, Carnival Corporation, Jack in the Box, Denny’s, Dine Brands, Bloomin’ Brands and other companies have all disclosed similar cage-free egg glidepaths to their shareholders. However, Mondelez has not.

2023 PROXY STATEMENT | 124

Back to Contents

The McDonald’s example illustrates the need for companies to ensure they take meaningful action in fulfilling their ESG promises. Whether a company keeps or breaks its animal welfare (or other significant policy) commitments may carry weighty consequences.

RESOLVED: Shareholders ask Mondelez to disclose any annual glidepath benchmarks the company may have for achieving its global cage-free egg goal. If the company does not have any such glidepath, shareholders ask it to develop and disclose one. This should be done within three months of the 2023 shareholder meeting, at a reasonable cost, and omitting proprietary information.

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 6.

Mondelēz International takes seriously the link between animal welfare and the health of animals raised to provide food. The Company has publicly announced a goal of making virtually all our global egg(1) supply cage-free by 2025, excluding Ukraine and Russia, and we report our progress annually in our ESG report, Snacking Made Right. Requiring the Company to publish, within three months of the 2023 Annual Meeting, additional benchmarks toward that goal in the form of a forward-looking glidepath would be unnecessary, duplicative and impractical – diverting time and resources, while providing little incremental benefit to shareholders or the Company.

Mondelēz International already reports annual progress toward the goal of making our global egg supply cage-free by 2025. The Company already discloses annual progress toward the goal of making our global egg supply cage-free by 2025, excluding Ukraine and Russia. As reported in our last Snacking Made Right report, at year-end 2021, approximately 39% of eggs supplied globally were cage-free, excluding Russia and Ukraine volumes, representing an increase of approximately 12% year-on-year. While we are still finalizing our 2022 Snacking Made Right data, we expect the share of eggs sourced globally that are cage-free to continue to increase.

Mondelēz International believes it is more effective and practical to report verifiable, measurable, yearly progress toward sustainability goals, rather than forward-looking, interim targets that have not yet been achieved. This practice is particularly important when progress towards the goal in question, such as cage-free eggs, is not necessarily linear and may be subject to factors beyond our control, such as Avian Flu outbreaks, supply chain disruption and the war in Ukraine. Requiring the Company to publish and track periodic, interim, prospective targets against previously announced multi-year goals — despite the fact the Company is already providing annual progress updates against those same goals — would be burdensome, unnecessary and duplicative, and the various numbers could generate confusion among our stakeholders.

Mondelēz International does not own, raise, transport or process any hens, and the Company does not use eggs in most of its products. The overwhelming majority of our product portfolio consists of chocolate, biscuits and baked snacks that do not contain eggs. We purchase eggs for use in making only a few specialized products in select markets. Since 2020, approximately 100% of the egg ingredients we purchased in the United States and Canada have been cage-free. While we are still calculating final 2022 data, we expect the total share of cage-free eggs used in our North America products to decline slightly, to about 99%, due to the recent Avian Flu outbreak in Canada, while we continued to source virtually 100% cage-free eggs in the United States. Additionally, the supply of cage-free eggs is limited in certain markets in the Asia-Pacific region, which we are working with suppliers to address.

(1)	As used in this Statement in Opposition, the term “egg(s)” means egg(s) produced by hens (female chickens).

2023 PROXY STATEMENT | 125

Back to Contents

Mondelēz International supports agricultural programs and farming practices that help maintain a high-quality supply of raw materials – including the movement toward cage-free eggs. We continue to work with our suppliers to help overcome supply chain risks and to increase our supply of cage-free eggs. We expect suppliers of ingredients that come from farm animals to comply with applicable laws and regulations regarding animal welfare. We also expect suppliers to promote better standards in quality, safety and animal welfare. Additionally, Mondelēz International is part of a joint industry call seeking to phase out the use of cages in animal farming in the European Union.

In summary, Mondelēz International already discloses in Snacking Made Right its annual progress toward the goal of making its global egg supply cage-free by 2025, excluding Ukraine and Russia, and we continue to work with our suppliers to source more cage-free eggs and help drive further industry-wide progress. Because our annual reporting already provides shareholders and other stakeholders with documented, verifiable progress toward our goal, we believe the requirement sought by this proposal for additional, incremental reporting within three months of the 2023 Annual Meeting is overly prescriptive, duplicative, impractical and unnecessary.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

2023 PROXY STATEMENT | 126

Back to Contents

ITEM 7. SHAREHOLDER PROPOSAL

Adopt Public Targets to Eradicate Child Labor in Cocoa Supply Chain

Tulipshare Ltd as representative of the Maryknoll Sisters of St. Dominic, P.O. Box 311, Maryknoll, New York 10545-0311, and Sisters of the Presentation of the Blessed Virgin Mary of Aberdeen South Dakota, 1702 S 7th Ave, #210, Sioux Falls, South Dakota 57105, beneficial owner of at least $2,000 worth of the Company’s Common Stock held continuously at least three years as of December 7, 2022, is the proponent of the following shareholder proposal and has advised that a representative will present this proposal at the Annual Meeting.

Resolved: Shareholders request that, within one year, the Board of Directors adopt targets and publicly report quantitative metrics appropriate to assessing whether Mondelēz is on course to eradicate child labor in all forms from the Company’s cocoa supply chain by 2025. In the Board and management’s discretion, such metrics may include: current estimates of the total numbers of children in its supply chain on a regional basis, working in hazardous jobs, working during school hours, and employed after school hours.

Whereas: Hazardous child labor on cocoa farms, which includes using machetes and harmful pesticides, meets the International Labor Organization’s definition of the “worst forms of child labor.”1 International agreements have repeatedly failed to eradicate hazardous child labor from the cocoa supply chain.2

Over twenty years ago, Mondelēz signed the Harkin-Engel Protocol, voluntarily committing to end the worst forms of child labor, including forced labor, in West African cocoa production by 2005.2 Yet, cocoa farming remains plagued by child labor in seven countries according to the Bureau of International Labor Affairs’ 2022 report.3 The Department of Labor estimates that 1.56 million children engage in hazardous work on cocoa farms in Ghana and Côte d’Ivoire, where 60 percent of cocoa is produced.4 Despite Mondelēz’s Cocoa Life program, established a decade ago to stamp out child labor, and its monetary commitments,4 children exposed to child labor on cocoa farms in Ghana rose by 10 percent since 2009, amounting to 55 percent.5 Furthermore, 95 percent of cocoa farming children in West Africa are “involved in hazardous child labor.”6

Mondelēz acknowledges that “cocoa farmers and their communities are still facing big challenges.”7 While Mondelēz states it’s “on track” to achieve its goal of Child Labor Monitoring & Remediation Systems covering 100 percent of Cocoa Life communities in West Africa by 2025, it currently reports only 61 percent coverage.8 Even if Mondelēz reaches this goal by 2025, that does not guarantee that its cocoa will be child labor-free. Failure to adhere to United Nations Sustainable Development Goal 8.7, calling for the elimination of all child labor by 2025,9 exposes Mondelēz and its investors to significant financial, legal, and reputational risks.

Mondelēz is noticeably absent from Slave Free Chocolate’s list of companies that only use ethically grown cocoa,10 and “would not guarantee that any of their products were free of child labor” per The Washington Post.11

Mondelēz states, “No amount of child labor in the cocoa supply chain should be acceptable.”I2 Shareholders agree, and considering that the number of exploited children in cocoa production has increased over the past twenty years, shareholders require the requested report to assure that management fulfills its fiduciary duty to protect Mondelēz and its investors from adverse risks associated with continued use of child labor within its cocoa supply chain.

2023 PROXY STATEMENT | 127

Back to Contents

1 https://www.norc.org/Research/Projects/Pages/assessing-progress-in-reducing-child-labor-in-cocoa-growing-areas-of-c%C3%B4te-d%E2%80%99ivoire-and-ghana.aspx;

https://www.ilo.org/ipec/Campaignandadvocacy/Youthinaction/C182-Youth-orientated/worstforms/lang--en/index.htm

2 https://www.businessinsider.com/cocoa-companies-child-labor-complicity-lawsuit-2021-2#:—:text=ln%202001%2C%20the%20companies%20signed,2005%2C%20according%20to%20the%20IRAdvocate

3 https://www.dol.gov/sites/dolgov/files/ILAB/child_labor_reports/tda2021/2022-TVPRA-List-of-Goods-v3.pdf

4 https://www.reuters.com/business/sustainable-business/cadbury-maker-mondelez-invest-600-mln-sustainable-cocoa-sourcing-2022-10-25/

5 https://nypost.com/2022/04/04/investigation-uncovers-horrible-truth-behind-cadburys-creme-egg/

6 Id.

7 https://www.cocoalife.org/progress/next-phase-of-cocoa-life

8 https://www.mondelezinternational.com/Snacking-Made-Right/Reporting-and-Disclosure/Goals-and-Progress

9 https://www.unodc.org/roseap/en/sustainable-development-goals.html

10 https://www.slavefreechocolate.org/ethical-chocolate-companies

11https://www.washingtonpost.com/graphics/2019/business/hershey-nestle-mars-chocolate-child-labor-west-africa/?utm_term-.6cb753bcb6f8

12https://www.cocoalife.org/the-program/child-labor

BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO ITEM 7.

Mondelēz International takes seriously the commitment to “Snacking Made Right.” In our annual Snacking Made Right report, we transparently publish progress updates, metrics and robust performance data on our ESG priorities, including our efforts to reduce child labor in the supply chain. We also provide information about this work in our annual Human Rights Due Diligence & Modern Slavery Report. At the same time, Mondelēz International helps tackle the root causes of systemic environmental and human rights challenges through both sector-wide initiatives and Cocoa Life, our signature program focused on securing a supply of more sustainable cocoa, including efforts to help prevent and combat the risk of child labor. Because our robust ESG reporting already provides significant transparency and disclosure on this issue, the additional report sought by the proposal would be unproductive and duplicative, while diverting resources from the Company’s ongoing efforts to address the core issue.

Mondelēz International already publishes Snacking Made Right, a robust ESG report providing progress updates on our efforts to help address the systemic issue of child labor in the cocoa supply chain. This annual report provides updates documenting the Company’s progress toward helping reduce the risk of child labor in the cocoa supply chain, including reporting against our previously announced ambition to have in place Child Labor Monitoring Remediation Systems covering 100% of our Cocoa Life communities in West Africa by 2025. In our last Snacking Made Right report, we disclosed that in 2021 we had achieved about 61% coverage of Cocoa Life communities in West Africa. Despite certain monitoring challenges experienced at the height of the Covid-19 pandemic, we are on track to meet our 2025 goal. In 2022 we also published our enhanced child protection strategy on our website. These reports are easily accessible via the internet. Our next Snacking Made Right report is slated for publication in May 2023, and we expect to report that the coverage of Child Labor Monitoring Remediation Systems in West Africa has continued to increase. Additional reporting would be duplicative, diverting resources from the Company’s ongoing efforts to address the core issue.

2023 PROXY STATEMENT | 128

Back to Contents

Mondelēz International collaborates with sector-wide efforts to help address systemic environmental and human rights challenges and improve cocoa farmer livelihoods. Underpinning our strategy is the reality that protecting children requires collaboration and coordination with governments, suppliers, communities, NGO partners, peer companies and multi-sector partners. To drive long-lasting positive change for children in cocoa-growing regions, all actors along the cocoa supply chain should play their part in helping combat the systemic issues underlying child labor. Through our active membership, Mondelēz International supports the work of the World Cocoa Foundation and the International Cocoa Initiative. Additionally, we support legislative efforts aimed at enabling practical, proactive and ongoing human rights due diligence. Consequently, we welcome the European Commission’s Corporate Sustainability Due Diligence directive, which requires companies to identify and address human rights and environmental risks in their value chain.

Mondelēz International’s expanded investment in the Cocoa Life program shows the Company’s deep commitment to securing a supply of more sustainable cocoa and tackling the root causes of systemic issues in the cocoa supply chain. We launched Cocoa Life in 2012 to help secure a supply of more sustainable cocoa, while pioneering an integrated approach to help tackle the root causes of systemic issues -- farm productivity, farmer livelihoods, community development, women’s empowerment, and helping combat child labor and deforestation -- together in one program. We do not own or directly purchase from farms enrolled in the Cocoa Life program, but instead purchase cocoa from suppliers who acquire cocoa produced on these farms. Ten years on, the program has achieved critical scale, with more than 200,000 farmers participating. We also are making strong progress in helping combat deforestation in West Africa. To take Cocoa Life to the next level, we are investing a cumulative total of $1 billion in the program by 2030. Our 2030 goal is to further enhance child protection systems and improve access to quality education in Cocoa Life communities, while further increasing volume sourced from the program. Toward that end, Cocoa Life works with NGOs to mirror UNICEF’s international child protection system strengthening standards, focused on prevention, monitoring and remediation, and helping enable systemic solutions. So, although Mondelēz International did not directly sign the Harkin Engel Protocol in 2001, we have an established track record of working to address environmental and human rights issues in the cocoa supply chain.

Sustainability is a key pillar in Mondelēz International’s long-term strategy, and sourcing cocoa more sustainably is a key priority within that pillar. Recognizing the importance of helping address challenges facing our communities and the planet, Mondelēz International has elevated Sustainability to become the fourth pillar of our “Vision 2030” growth acceleration strategy. We aim to create long-term value for our business, shareholders and stakeholders by helping drive positive change at scale across a focused set of ESG priorities. Our expanded investments in Cocoa Life demonstrate the importance of the Sustainability agenda within our Company’s overall strategy.

In summary, Mondelēz International is engaged in helping combat the multifaceted challenges of child labor in the cocoa supply chain on numerous fronts, and the Company already provides transparent disclosure of our progress in our annual ESG report. The additional report sought in this proposal would be duplicative, unproductive and an unnecessary diversion of Company resources.

THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

2023 PROXY STATEMENT | 129

Back to Contents

OTHER MATTERS THAT MAY BE PRESENTED AT THE ANNUAL MEETING

Other than Items 1 through 7, we do not expect any matters to be presented for action at the Annual Meeting. The requirements for shareholders to properly submit proposals and nominations at the Annual Meeting were described in the proxy statement for the 2022 Annual Meeting of Shareholders. (They are similar to those described below under “2024 Annual Meeting of Shareholders.”) The Chairman of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.

If any other matters properly come before the Annual Meeting, your proxy gives authority to the designated proxies to vote on such matters in accordance with their best judgment.

2023 PROXY STATEMENT | 130

Back to Contents

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING AND VOTING

Voting Instructions to Proxies

At the Annual Meeting, the individuals named as proxies on each shareholder’s Proxy Card will vote the shares represented by the Proxy Card FOR or AGAINST or ABSTAIN from voting with respect to each of the nominees listed in Item 1 and with respect to Items 2, 4, 5, 6 and 7 and for ONE YEAR, TWO YEARS or THREE YEARS or ABSTAIN from voting with respect to Item 3, as indicated in the shareholder’s voting instructions. If a properly executed Proxy Card does not include voting instructions, proxies will vote FOR each of the director nominees listed in Item 1, FOR Items 2 and 4, ONE YEAR with respect to Item 3 and AGAINST Items 5, 6 and 7, and in their discretion upon such other business as properly comes before the meeting.

Attending and Voting at the Annual Meeting

The Annual Meeting will be held virtually. All shareholders of record as of March 8, 2023, may attend, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MDLZ2023 and using the 16-digit control number that is shown on your Notice of Internet Availability of Proxy Materials (“Notice”), Proxy Card or VIF. If you are not a shareholder or if you are a shareholder but do not have a control number, you may access the meeting as a guest, but you will not be able to submit questions or vote. See Question 7 on page 133 for detailed voting information.

Getting Information and Asking Questions Before and During the Annual Meeting

On April 7, 2023 an online portal will be available to shareholders of record at www.proxyvote.com, where you can view and download our Proxy Materials and 2022 Form 10-K and vote your shares. On the day of and during the Annual Meeting, you can view our agenda and meeting procedures and submit questions on www.virtualshareholdermeeting.com/MDLZ2023. Shareholders who have a 16-digit control number will have an opportunity to raise questions about the items of business for the meeting. In addition, after the business portion of the Annual Meeting concludes and the meeting is adjourned, shareholders will have another opportunity to raise questions of a more general nature. We intend to answer all questions submitted during the Annual Meeting that are pertinent to the Company and the items being voted on by shareholders, as time permits and in accordance with our meeting procedures. Answers to questions not addressed during the Annual Meeting will be posted following the meeting on the investor relations section of our website. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once. To promote fairness, efficiently use the Company’s resources, and address all shareholder questions, we will respond to no more than three questions from any single shareholder.

2023 PROXY STATEMENT | 131

Back to Contents

Frequently Asked Questions About the Annual Meeting and Voting
1.

When and where is the Annual Meeting?

The Board has determined we will hold a virtual Annual Meeting conducted via webcast. We will hold the Annual Meeting at 9:00 a.m. CDT on May 17, 2023. Shareholders may attend, vote and submit questions by visiting www.virtualshareholdermeeting.com/MDLZ2023 and using the 16-digit control number shown on your Notice, Proxy Card or VIF.

2.

Who is entitled to vote at the Annual Meeting?

The Board established March 8, 2023, as the record date (the “Record Date”) for the Annual Meeting. Each shareholder (registered or beneficial) who held shares of Common Stock at the close of business on the Record Date is entitled to receive notice of the Annual Meeting, to attend the Annual Meeting, and to vote on all matters that properly come before the Annual Meeting.

At the close of business on the Record Date, 1,363,154,035 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.

3.

Why did I receive these Proxy Materials?

You received these Proxy Materials because as of the Record Date, you directly or indirectly held, and had the right to vote, shares of Common Stock. In connection with the Board’s solicitation of proxies to be voted at the Annual Meeting, we are providing shareholders entitled to vote at the Annual Meeting with this Proxy Statement, the 2022 Form 10-K and a Proxy Card or VIF. We are providing your Proxy Card or VIF in the form of a paper card or a unique control number that allows you to give your proxy voting instructions online or by phone. We refer to these materials collectively as the “Proxy Materials.” These materials provide important information about Mondelēz International and describe the voting procedures and the matters to be voted on at the Annual Meeting.

4.

What is the difference between registered shareholders and beneficial shareholders?

Shareholders who hold Mondelēz International stock directly with our stock registrar and transfer agent, EQ Shareowner Services, are registered shareholders. If you are a registered shareholder, the proxy distributors will send the Proxy Materials directly to you, and your vote instructs the proxies how to vote your shares.

Shareholders who hold stock indirectly through an account with an institutional or other nominee holder of stock, such as a broker or bank, are referred to as beneficial shareholders or shareholders “in street name.” If you are a beneficial shareholder, your broker, bank or other nominee delivers the Proxy Materials to you, and your vote instructs your nominee how to vote your shares; your nominee in turn instructs the proxies how to vote your shares.

If you hold your shares beneficially in an employee benefit plan, your shares are voted by the trustee of the plan per your instructions. If you do not give instructions, your shares will be voted in accordance with the plan’s governing documents and applicable law.

5.

How is Mondelēz International distributing Proxy Materials?

We are furnishing Proxy Materials to our shareholders primarily via “Notice and Access” delivery. On or about April 6, 2023, we mailed to our shareholders (other than those who previously requested email or paper delivery) the Notice containing instructions on how to access the Proxy Materials electronically.

If you receive the Notice by mail, you will not receive a printed copy of the Proxy Materials. Instead, the Notice instructs you how to access the Proxy Materials and vote by going to a secure website. However, if you received the Notice by

2023 PROXY STATEMENT | 132

Back to Contents

mail and would like to receive paper copies of the Proxy Materials in the mail on a one-time or ongoing basis, or if you would like to receive an electronic copy of the Proxy Materials by email on a one-time or ongoing basis, follow the instructions in the Notice for making such a request.

The Notice is not a Proxy Card. You cannot use it to vote your shares.

6.

How may I request printed copies of the Proxy Materials?

We will send printed, paper copies of Proxy Materials, including the 2022 Form 10-K, free of charge to any shareholder who requests copies in writing to: Investor Relations, Mondelēz International, Inc., 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.

Shareholders may also request copies of these materials using one of the following methods:

•

By telephone: Call free of charge 1-800-579-1639 in the United States and Canada.

•

Via the Internet: Access the Internet and go to www.proxyvote.com and follow the instructions to log in and order copies. You can select from the following:

—

your preference to receive (a) printed materials via mail or (b) an e-mail with links to the electronic materials; and

—

if you would like your election to apply to the delivery of materials for all future meetings.

•

Via e-mail: Please send a blank e-mail to sendmaterial@proxyvote.com with the control number that is printed in the box marked by the arrow in the subject line.

These materials are also available at http://materials.proxyvote.com/609207.

7.

How do I vote my shares?

If you are a registered shareholder, you may vote any of these four ways:

•

online before the Annual Meeting at www.proxyvote.com or scan the QR barcode provided (control number is required). The Internet voting system will be available 24 hours a day until 11:59 p.m. EDT on May 16, 2023;

•

by telephone, if you are located within the United States and Canada. Call 1-800-690-6903 (toll-free) from a touch-tone telephone. The telephone voting system will be available 24 hours a day until 11:59 p.m. EDT on May 16, 2023;

•

by returning a properly executed Proxy Card. We must receive your Proxy Card before the polls close at the Annual Meeting on May 17, 2023; or

•

online during the Annual Meeting through the online portal hosting the virtual Annual Meeting. Please log in to www.virtualshareholdermeeting.com/MDLZ2023 using the 16-digit control number that is shown on your Notice or Proxy Card.

If you are a beneficial shareholder, you may vote any of these four ways:

•

online before the Annual Meeting at www.proxyvote.com or scan the QR barcode provided (control number is required). The Internet voting system will be available 24 hours a day until 11:59 p.m. EDT on May 16, 2023 (May 12, 2023 for plan participants);

•

by telephone, if you are located within the United States and Canada call 1-800-454-8683 (toll-free) or by the “vote-by-phone” number indicated on your VIF as instructed by your bank or broker;

•

by returning a properly executed VIF by mail specified by your broker, bank or other nominee; or

2023 PROXY STATEMENT | 133

Back to Contents

•

online during the Annual Meeting through the online portal hosting the virtual Annual Meeting. Please log in to www.virtualshareholdermeeting.com/MDLZ2023 using the 16-digit control number that is shown on your Notice, your VIF or your power of attorney issued by your bank or broker.

8.

I am a participant in the Altria Deferred Profit Sharing Plan for Hourly Employees, the Altria Deferred Profit Sharing Plan for Salaried Employees, the Philip Morris International Deferred Profit-Sharing Plan or The Molson Coors Employees Retirement & Savings Plan and have investments in the Mondelēz International Stock Fund(s). Can I vote? If so, how do I vote?

Yes, you are entitled to vote. Your Proxy Card or control number for voting electronically includes all shares allocated to your Mondelēz International Stock Fund account(s). With regard to each plan in which you hold the stock, your vote directs the plan trustee how to vote the shares allocated to you.

In order to direct the plan trustee how to vote the shares held in your Mondelēz International Stock Fund account(s), you must vote these plan shares (whether by Internet, QR barcode, telephone or mailed Proxy Card) by 11:59 p.m. EDT on May 12, 2023. If the trustee(s) does not receive your voting instructions or Proxy Card by that time, the trustee(s) will vote the shares allocated to your account(s) in the same proportion as the respective plan shares for which the trustee timely received voting instructions, unless doing so would be contrary to the Employee Retirement Income Security Act of 1974. Please follow the instructions for registered shareholders described in Question 7 above to cast your vote. Note that although you may attend the Annual Meeting online, you may not vote shares held in your Mondelēz International Stock Fund account(s) at the Annual Meeting.

9.

How do I vote if I participate in Mondelēz International’s Direct Purchase Plan?

If you hold shares in the Direct Purchase Plan, follow the instructions for registered shareholders described in Question 7 above to vote your shares. When you vote those shares, you will be voting all the shares you hold at our transfer agent as a registered shareholder. If you do not vote your shares, they will not be voted. PLEASE VOTE.

10.

I hold CREST Depository Interests (“CDIs”) that represent entitlements to shares of Common Stock as a result of Mondelēz International’s acquisition of Cadbury in 2010. Can I vote the shares of Common Stock underlying my CDIs? If so, how do I vote?

Computershare Investor Services Plc (“Computershare”) will send all CREST Participants (including nominee companies and sponsored individuals) that hold CDIs a notice and Form of Proxy that allow these participants to vote prior to the Annual Meeting. If you hold your CDIs in CREST, you can vote the underlying shares by completing and sending the Form of Proxy to the Voting Agent, Computershare, or via CREST as detailed on the Form of Proxy. Computershare must receive your vote by 3:00 p.m. London time on May 12, 2023. Computershare will then notify the Registrar of the vote for the underlying shares and your vote will be included in the final tally for the Annual Meeting. If you wish to attend the meeting and/or vote at the Annual Meeting, you must notify Computershare 48 hours prior to the Annual Meeting in writing or email at csnditeam@computershare.co.uk to receive a 16-digit pin number for the meeting.

If Computershare holds your CDIs on your behalf within Mondelēz International Corporate Sponsored Nominee Service, Computershare, as the international nominee for your CDIs, will send you a notice and Form of Direction. You may direct Computershare how to vote your underlying shares online or by returning your Form of Direction according to the instructions in the notice and Form of Direction by 3:00 p.m. London time on May 11, 2023. Computershare will then arrange to vote your underlying shares according to your instructions. If you wish to attend or vote at the Annual Meeting, please inform Computershare 48 hours prior to the meeting to receive a letter of representation with respect to your CDI holding that will contain the 16-digit pin number that will enable you to attend, submit a question or vote your underlying shares at the Annual Meeting on Computershare’s behalf. You can notify Computershare by emailing them at csnditeam@computershare.co.uk or by calling the helpline on 0344 472 6005.

2023 PROXY STATEMENT | 134

Back to Contents

If another international nominee holds your CDIs on your behalf, your nominee may have its own arrangements in place to provide you with a separate notice of the Annual Meeting and proxy voting card with respect to your underlying shares. In that case, please follow your nominee’s voting instructions to direct your nominee how to vote your underlying shares. Please vote by the deadline stated on the nominee’s notice and proxy voting card.

If you hold CDIs and have questions about voting your shares of Common Stock underlying your CDIs, please contact Computershare at +44 (0)344 472 6005.

11.

May I change or revoke my vote?

Yes.

If you are a registered shareholder, any subsequent vote you cast will replace your earlier vote. This applies whether you vote by mailing a Proxy Card or via QR barcode, telephone or the Internet. You may also revoke an earlier vote by voting online at the Annual Meeting before the polls close. Alternatively, you may revoke your proxy by submitting a written revocation to the Corporate Secretary at Mondelēz International, Inc., 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.

If you are a beneficial shareholder, you must contact your broker, bank or other nominee for specific instructions on how to change or revoke your vote.

12.

What is the quorum requirement for the Annual Meeting?

We need a quorum of shareholders to validly hold the Annual Meeting. A quorum will be present if a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date is represented at the Annual Meeting, either online or by proxy.

Abstentions and broker non-votes (described in Question 15 below) will be counted for the purpose of determining whether a quorum is present for the Annual Meeting.

13.

What vote is needed to elect directors?

To be elected in an uncontested election such as at this Annual Meeting, a director nominee must receive a majority of the votes cast – i.e., more votes FOR than AGAINST. Abstentions and broker non-votes (described in Question 15 below) are not considered votes cast and will have no effect on the vote outcome for these matters.

In an uncontested election, if an incumbent director nominated for re-election receives a greater number of votes AGAINST than votes FOR, the director must tender a resignation to the Governance Committee for its consideration following certification of the election results. The Governance Committee then will recommend to the Board whether to accept the resignation. The director will continue to serve until the Board decides whether to accept the resignation, but will not participate in the committee’s recommendation or the Board’s action regarding whether to accept the resignation offer. The Board considers all factors it deems relevant to the Company’s best interests and will publicly disclose its decision and rationale within 90 days after certification of the election results. If the Board does not accept the director’s resignation, the director will continue to serve until the next annual meeting of shareholders or until the director’s successor is duly elected and qualified.

14.

What vote is needed to approve the other proposals?

Approval of each of Item 2 (Advisory Vote to Approve Executive Compensation), Item 3 (Advisory Vote on the Frequency of an Executive Compensation Vote), Item 4 (Ratification of the Selection of the Independent Registered Public Accountants) and Items 5, 6 and 7 (Shareholder Proposals) also require a majority of votes cast – i.e., more votes FOR than AGAINST. Abstentions and broker non-votes (described in Question 15 below) are not considered votes cast and

2023 PROXY STATEMENT | 135

Back to Contents

will have no effect on the vote outcome for Items 2, 3, 5, 6 and 7. We do not expect that there will be any broker non-votes with respect to Item 4 (as explained in Question 15 below).

15.

What are broker non-votes?

If you are a beneficial shareholder, your vote instructs your broker, bank or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank or other nominee, your nominee has discretion to vote your shares only on matters classified as “routine” under stock exchange rules. The ratification of the selection of the independent registered public accountants (Item 4) is the only item on the agenda for the Annual Meeting that is expected to be considered routine. If you do not provide voting instructions to your broker or other nominee, your nominee may vote your shares only on Item 4. In that case, your shares will count toward the quorum for the Annual Meeting and be voted on Item 4, which is expected to be routine, but they will not be voted on Items 1, 2, 3, 5, 6 and 7, which are expected to be non-routine, and any other matters that may come to vote at the Annual Meeting. This is called a “broker non-vote.” Note that whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your bank, broker, trustee or other nominee on how to vote your shares on all proposals to ensure that your vote is counted.

16.

Who bears the cost of soliciting votes for the Annual Meeting?

The Company bears the cost of soliciting your vote. The Company’s directors, officers or employees may solicit proxies or votes in person, by telephone or by electronic communication. They will not receive any additional compensation for these solicitation activities.

The Company will enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting from their customers (i.e., beneficial shareholders) and reimburse those firms for related out-of-pocket expenses. We retained Morrow Sodali LLC to aid in soliciting votes for the Annual Meeting for a fee not to exceed $30,000 plus reasonable expenses.

17.

Two shareholders live at my address. Why did we only receive one set of Proxy Materials?

We have adopted procedures that allow us to deliver Proxy Materials more cost effectively. If you are a beneficial shareholder and you and other residents at your mailing address share the same last name and also own shares of Common Stock in an account at the same broker, bank or other nominee, your nominee delivered a single Notice or set of Proxy Materials to your address, unless you provided contrary instructions. This method of delivery is known as householding. Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Shareholders participating in householding continue to receive separate proxy cards and control numbers for voting electronically.

A shareholder who received a single Notice or set of Proxy Materials at a shared address may request a separate copy of the Notice or Proxy Materials by writing to Broadridge Financial Solutions, Inc., Householding Department at 51 Mercedes Way, Edgewood, New York, 11717, or calling 1-866-540-7095. We will deliver promptly a separate copy of the Notice or Proxy Materials to a shareholder at a shared address to which a single copy was delivered, if requested. If you would like to opt out of householding for future deliveries of Proxy Materials, please contact your broker, bank or other nominee.

Beneficial shareholders who share an address and receive multiple copies of the Proxy Materials but want to receive only a single copy of these materials in the future should contact their broker, bank or other nominee and make this request.

If you are a registered shareholder or hold your shares in an employee benefit plan, we sent you and each registered or plan shareholder at your address separate Notices or sets of Proxy Materials.

2023 PROXY STATEMENT | 136

Back to Contents

18.

Are my votes confidential?

Yes. Your votes will not be disclosed to our directors, officers or employees except:

•

as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

•

in the case of a contested proxy solicitation;

•

if you provide a comment with your proxy or otherwise communicate your vote to us outside of the normal procedures; or

•

as necessary to allow the inspector of election to certify the resu

19.

Who counts the votes and certifies the voting results?

Broadridge Financial Solutions will receive and tabulate the proxies. Representatives of Hagberg Associates LLC will act as the inspectors of election and will certify the results.

20.

How do I find out the voting results?

We expect to announce preliminary voting results at the Annual Meeting. We will disclose final voting results in a Current Report on Form 8-K to be filed with the SEC on or before May 23, 2023. The Form 8-K will be available at http://ir.mondelezinternational.com/sec.cfm and on the SEC’s website at www.sec.gov.

2023 PROXY STATEMENT | 137

Back to Contents

2024 ANNUAL MEETING OF SHAREHOLDERS

We currently anticipate holding the 2024 Annual Meeting of Shareholders on approximately the same date as this year’s Annual Meeting.

Shareholder Nominations and Proposals for the 2024 Annual Meeting

Shareholders should mail all nominations and proposals to the Corporate Secretary at Mondelēz International, Inc., 905 West Fulton Market, Suite 200, Chicago, Illinois 60607.

You may obtain a copy of the By-Laws from the Corporate Secretary (please make a written request to the same address) or by visiting www.mondelezinternational.com/investors/corporate-governance.

Shareholder Director Candidates for Possible Inclusion in the Company’s 2024 Proxy Materials (“Proxy Access”)

The By-Laws provide for proxy access. One or more shareholders may nominate and include in the 2024 proxy materials director nominees provided that the shareholder(s) and the nominee(s) satisfy the terms, conditions and requirements specified in the By-Laws. The key parameters are:

•

Minimum Ownership Threshold: the nominating shareholder(s) must own 3% or more of the outstanding Common Stock;

•

Ownership Duration: such Common Stock must have been held continuously for at least three years;

•

Nominating Group Size: a nominating shareholder group cannot consist of more than 20 shareholders; and

•

Number of Nominees: appropriate shareholders may nominate the greater of 20% of the Board or 2 nominees.

To be included in the proxy materials for the 2024 Annual Meeting of Shareholders, the Corporate Secretary must receive the required written notice and required information specified in the By-Laws on or before December 8, 2023.

Shareholder Proposals for Possible Inclusion in the Company’s 2024 Proxy Materials

Under SEC Rule 14a-8, a shareholder may submit a proposal for possible inclusion in the 2024 proxy materials for an annual meeting of shareholders. The Corporate Secretary must receive the proposal and other required information at our principal executive offices not later than 120 calendar days before the one-year anniversary date of the proxy statement’s release for the previous year’s annual meeting. Accordingly, to be considered for inclusion in the proxy materials for the 2024 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s submission of a proposal on or before the close of business on December 8, 2023.

2023 PROXY STATEMENT | 138

Back to Contents

Other Proposals and Nominations for the 2024 Annual Meeting

Under the By-Laws, a shareholder may nominate a candidate for election as a director or propose business for consideration at an annual meeting of shareholders (but, in either case, not for inclusion in the proxy materials) by delivering written notice that contains certain required information to the Corporate Secretary and otherwise complying with other requirements included in our By-Laws. To be considered at the 2024 Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s written notice of nomination or proposal between January 18, 2024, and February 17, 2024. If we change the date of an annual meeting by more than 30 days from the date of this year’s annual meeting, then we must receive this written notice no later than 60 days before the date of the annual meeting.

Ellen M. Smith
Senior Vice President & Chief Counsel,
Chief Compliance Officer & Corporate Secretary

2023 PROXY STATEMENT | 139

Back to Contents

ANNEX A:FINANCIAL MEASURES DEFINITIONS

We report our financial results in accordance with U.S. GAAP. However, we use non-GAAP financial measures in making financial, operating and planning decisions, and in evaluating our performance. Therefore, we also base financial targets for our AIP and PSUs grants on non-GAAP and other financial measures. The chart below defines each measure and describes the adjustments to the related GAAP measure (if applicable), modifications to our non-GAAP measures for purposes of our compensation targets and our reasons for using these measures. (See our 2022 Form 10-K for additional information on our non-GAAP financial measures and definitions of terms used in the Definitions column below.)

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Organic Volume Growth (AIP)	Organic Volume is defined as volume excluding the impacts of: • acquisitions; and • divestitures(1).		Reflects the volume growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Organic Net Revenue Growth (AIP and PSUs)	Organic Net Revenue is defined as net revenues excluding the impacts of: • acquisitions; • divestitures(1); and • currency rate fluctuations (calculated based on prior year rates)(2).	Organic Net Revenue Growth: Actual results calculated based on the definition of Organic Net Revenue Growth used for each year of the three-year performance cycle.	Reflects the revenue growth rates for our base business by eliminating the impact of certain disclosed one-time factors, facilitating comparisons to prior year(s).
Adjusted Gross Profit Growth (AIP)

Adjusted Gross Profit is defined as gross profit excluding the impacts of:

•

the Simplify to Grow Program(3);

•

divestiture-related costs(4);

•

acquisition integration costs(5);

•

inventory step-up charges(7)

•

operating results from divestitures(1);

•

mark-to-market impacts from commodity, forecasted currency, and equity method investment transaction derivative contracts(9);

•

inventory step-up charges;

•

2017 malware incident net recoveries; and

•

incremental costs due to the war in Ukraine(11).

		Adjusted Gross Profit Growth: Defined as the year-over-year constant currency growth of Adjusted Gross Profit calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.

2023 PROXY STATEMENT | A-1

Back to Contents

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Adjusted Operating Income Growth (AIP)

Adjusted Operating Income is defined as operating income excluding the impacts of:

•

the Simplify to Grow Program(3);

•

gains or losses (including non-cash impairment charges) on goodwill and intangible assets;

•

divestiture(1) or acquisition gains or losses, divestiture-related costs(4), acquisition-related costs(5), and acquisition integration costs and contingent consideration adjustments(6);

•

inventory step-up charges(7);

•

operating income from divestitures(1);

•

remeasurement of net monetary position(8);

•

mark-to-market impacts from commodity, forecasted currency, and equity method investment transaction derivative contracts(9);

•

impact from resolution of tax matters(10);

•

2017 malware incident net recoveries;

•

incremental costs due to the war in Ukraine(11);

•

impact form the European Commission legal matter(12);

•

impact from pension participation changes(13);

•

initial impacts from enacted tax law changes(14); and

•

costs associated with JDE Peet’s transaction.

		Adjusted Operating Income Growth: Defined as the year-over-year constant currency growth of Adjusted Operating Income calculated at prior year currency exchange rates.	Indicator of overall business trends and performance, based on what business leaders can control.

2023 PROXY STATEMENT | A-2

Back to Contents

Measures	Definitions (Including Adjustment to GAAP Measure)	Modifications	Rationale
Adjusted EPS Growth (PSUs)

Adjusted EPS is defined as diluted EPS attributable to Mondelēz International from continuing operations excluding the impacts of:

•

the Simplify to Grow Program(3);

•

gains or losses (including non-cash impairment charges) on goodwill and intangible assets;

•

divestiture(1) or acquisition gains or losses, divestiture-related costs(4), acquisition-related costs(5), and acquisition integration costs and contingent consideration adjustments(6);

•

inventory-step-up charges(7);

•

net earnings from divestitures(1);

•

remeasurement of net monetary position(8);

•

mark-to-market impacts from commodity, forecasted currency and equity method investment transaction derivative contracts(9);

•

impact from resolution of tax matters(10);

•

2017 malware incident net recoveries;

•

incremental costs due the war in Ukraine(11);

•

impact from the European Commission legal matter(12);

•

impact from pension participation changes(13);

•

costs associated with JDE Peet’s transaction;

•

losses on debt extinguishment and related expenses;

Adjusted EPS Growth: Defined as the year-over-year constant currency growth calculated at prior year currency exchange rates and based on the definition of Adjusted EPS used for each year of the three-year performance cycle.

Indicator of overall business trends and performance, based on what business leaders can control.

•

gains or losses on interest rate swaps no longer designated as accounting cash flow hedges due to changed financing and hedging plans;

•

gains or losses on equity method investment transactions;

•

initial impacts from enacted tax law changes(14);

•

And within Adjusted EPS:

•

equity method investment earnings exclude our proportionate share of our investees’ significant operating and non-operating items(15).

Free Cash Flow (AIP)	Free Cash Flow is defined as Net Cash Provided By Operating Activities less capital expenditures.	Reflects financial liquidity, working capital efficiency, and financial health.

2023 PROXY STATEMENT | A-3

Back to Contents

(1)

Divestitures include completed sales of businesses (including the partial or full sale of an equity method investment) and the exits of major product lines upon completion of a sale or licensing agreement. As we record our share of KDP and JDE Peet’s ongoing earnings on a one-quarter lag basis, any KDP or JDE Peet’s ownership reductions are reflected as divestitures within our non-GAAP results the following quarter. See Note 2, Acquisitions and Divestitures, and Note 7, Equity Method Investments, in our 2022 Form 10-K for more information.

(2)

Constant currency operating results are calculated by dividing or multiplying, as appropriate, the current-period local currency operating results by the currency exchange rates used to translate the financial statements in the comparable prior-year period to determine what the current-period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior-year period.

(3)

Non-GAAP adjustments related to the Simplify to Grow Program reflect costs incurred that relate to the objectives of our program to transform our supply chain network and organizational structure. Costs that do not meet the program objectives are not reflected in the non-GAAP adjustments.

(4)

Divestiture-related costs, which includes costs incurred in relation to the preparation and completion of our divestitures as defined in footnote (1), also includes costs incurred associated with our publicly-announced processes to sell businesses. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.

(5)

Acquisition-related costs, which includes transaction costs such as third party advisor, investment banking and legal fees, also includes one-time compensation expense related to the buyout of non-vested ESOP shares and realized gains or losses from hedging activities associated with acquisition funds. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.

(6)

Acquisition integration costs and contingent consideration adjustments include one-time costs related to the integration of acquisitions as well as any adjustments made to the fair market value of contingent compensation liabilities that have been previously booked for earn-outs related to acquisitions that do not relate to employee compensation expense. We exclude these items to better facilitate comparisons of our underlying operating performance across periods.

(7)

In the third quarter of 2022, we began to exclude the one-time inventory step-up charges associated with acquired companies related to the fair market valuation of the acquired inventory. We exclude this item to better facilitate comparisons of our underlying operating performance across periods.

(8)

In connection with our applying highly inflationary accounting (refer to Note 1, Summary of Significant Accounting Policies in our 2022 Form 10-K), for Argentina (beginning in the third quarter of 2018) and Türkiye (beginning in the second quarter of 2022), we exclude the related remeasurement gains or losses related to remeasuring net monetary assets or liabilities denominated in the local currency to the U.S. dollar during the periods presented to be consistent with our prior accounting for these remeasurement gains/losses for Venezuela when it was subject to highly inflationary accounting prior to deconsolidation in 2015.

(9)

We exclude unrealized gains and losses (mark-to-market impacts) from outstanding commodity and forecasted currency and equity method investment transaction derivatives from our non-GAAP earnings measures. The mark-to-market impacts of commodity and currency transaction derivatives are excluded until such time that the related exposures impact our operating results. Since we purchase commodity and forecasted currency transaction contracts to mitigate price volatility primarily for inventory requirements in future periods, we made this adjustment to remove the volatility of these future inventory purchases on current operating results to facilitate comparisons of our underlying operating performance across periods. We exclude equity method investment derivative contract settlements as they represent protection of value for future divestitures.

(10)

See Note 14, Commitments and Contingencies – Tax Matters, in our 2022 Form 10-K for more information.

(11)

In February 2022, Russia began a military invasion of Ukraine and we stopped our production and closed our facilities in Ukraine. We began to incur incremental costs directly related to the war including asset impairments, such as property and inventory losses, higher expected allowances for uncollectible accounts receivable and committed compensation. We have isolated and exclude these costs and related impacts from our operating results to facilitate evaluation and comparisons of our ongoing results. Incremental costs related to increasing operations in other primarily European facilities are not included with these costs.

(12)

In the fourth quarter of 2022, we began to exclude the impact from the European Commission legal matter. In November 2019, the European Commission informed us that it initiated an investigation into our alleged infringement of European Union competition law through certain practices allegedly restricting cross-border trade within the European Economic Area. On January 28, 2021, the European Commission announced it had taken the next procedural step in its investigation and opened formal proceedings. We have begun cooperating with the investigation and are currently engaged in discussions with the European Commission in an effort to reach a negotiated, proportionate resolution to this matter. As of December 31, 2022, we recorded an estimate of the possible cost to resolve this matter. Due to the unique nature of this matter, we believe it to be infrequent and unusual and therefore exclude it to better facilitate comparisons of our underlying performance across periods. Refer to Note 14, Commitments and Contingencies - Tax Matters in our 2022 Form 10-K, for additional information.

2023 PROXY STATEMENT | A-4

Back to Contents

(13)

The impact from pension participation changes represents the charges incurred when employee groups are withdrawn from multiemployer pension plans and other changes in employee group pension plan participation. We exclude these charges from our non–GAAP results because those amounts do not reflect our ongoing pension obligations. See Note 11, Benefit Plans, in our 2022 Form 10-K for more information.

(14)

We have excluded the initial impacts form enacted tax law changes. Initial impacts include items such as the remeasurement of deferred tax balances and the transition tax from the 2017 U.S. tax reform. Previously, we only excluded the initial impacts from more material tax reforms, specifically the impacts of the 2019 Swiss tax reform and the 2017 U.S. tax reform. We exclude initial impacts from enacted tax law changes from our Adjusted EPS as they do not reflect our ongoing tax obligations under the enacted tax law changes. Refer to Note 16, Income Taxes, in our 2022 Form 10-K for more information.

(15)

We have excluded our proportionate share of our equity method investees’ significant operating and non-operating items such as acquisition and divestiture related costs, restructuring program costs, and discrete U.S. tax reform impacts, in order to provide investors with a comparable view of our performance across periods. Although we have shareholder rights and board representation commensurate with our ownership interests in our equity method investees and review the underlying operating results and unusual or infrequent items with them each reporting period, we do not have direct control over their operations or resulting revenue and expenses. Our use of equity method investment net earnings on an adjusted basis is not intended to imply that we have any such control. Our GAAP “diluted EPS attributable to Mondelēz International from continuing operations” includes all of the investees’ significant operating and non-operating items.

GAAP to Non-GAAP Reconciliations
Net Revenues to Organic Net Revenue (in millions of U.S. dollars) (Unaudited)	Mondelēz International
For the Twelve Months Ended December 31, 2022
Reported (GAAP)	$31,496
Currency	1,905
Acquisitions(1)	(1,216)
Divestitures(1)	(22)
Organic (Non-GAAP)	$32,163
For the Twelve Months Ended December 31, 2021
Reported (GAAP)	$28,720
Divestitures	(78)
Organic (Non-GAAP)	$28,642
% Change
Reported (GAAP)	9.7%
Organic (Non-GAAP)	12.3%
(1)

Refer to Note 2, Acquisitions and Divestitures, to the consolidated financial statements in the 2022 Form 10-K for more information on the November 1, 2022 acquisition of Ricolino, August 1, 2022 acquisition of Clif Bar, January 3, 2022 acquisition of Chipita, April 1, 2021 acquisition of Gourmet Food, and March 25, 2021 acquisition of a majority interest in Grenade.

2023 PROXY STATEMENT | A-5

Back to Contents

Gross Profit to Adjusted Gross Profit (in millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31,
	2022	2021	$ Change	% Change
Reported (GAAP)	$11,312	$11,254	$58	0.5%
Simplify to Grow Program(1)	45	114	(69)
Mark-to-market losses/(gains) from derivatives(2)	324	(279)	603
Acquisition integration costs and contingent consideration adjustments(3)	6	1	5
Inventory step-up charges(3)	25	-	25
Acquisition-related costs(3)	72	-	72
Divestiture-related costs(3)	3	-	3
Operating results from divestitures(3)	(3)	(15)	12
2017 malware incident net recoveries	(25)	-	(25)
Incremental costs due to war in Ukraine(4)	36	-	36
Impact from pension participation changes(5)	(1)	20	(21)
Other/Rounding	-	1	(1)
Adjusted (Non-GAAP)	$11,794	$11,096	$698	6.3%
Impact of unfavorable currency	664	–	664
Adjusted @ Constant FX (Non-GAAP)	$12,458	$11,096	$1,362	12.3%
(1)

Refer to Note 8, Restructuring Program, to the consolidated financial statements in the 2022 Form 10-K for more information.

(2)

Refer to Note 10, Financial Instruments, and Note 18, Segment Reporting, to the consolidated financial statements in the 2022 Form 10-K for more information on the unrealized gains and losses on commodity and forecasted currency transaction derivatives.

(3)

Refer to Note 2, Acquisitions and Divestitures, to the consolidated financial statements in the 2022 Form 10-K for more information on acquisitions and divestitures.

(4)

Refer to Note 1, Summary of Significant Accounting Policies – War in Ukraine, to the consolidated financial statements in the 2022 Form 10-K for more information.

(5)

Refer to Note 11, Benefit Plans, to the consolidated financial statements in the 2021 Form 10-K for more information.

2023 PROXY STATEMENT | A-6

Back to Contents

Diluted EPS to Adjusted EPS(1) (Unaudited)	For the Twelve Months Ended December 31,
	2022	2021	$ Change	% Change
Diluted EPS attributable to Mondelēz International (GAAP)	$1.96	$3.04	$(1.08)	(35.5)%
Simplify to Grow Program(2)	0.07	0.17	(0.10)
Intangible asset impairment charges(3)	0.05	0.02	0.03
Mark-to-market losses/(gains) from derivatives(2)	0.19	(0.17)	0.36
Acquisition integration costs and contingent consideration adjustments(2)	0.05	(0.02)	0.07
Inventory step-up charges(2)	0.01	-	0.01
Acquisition-related costs(2)	0.19	0.01	0.18
Divestiture-related costs(2)	0.01	0.01	-
Net earnings from divestitures(2)	(0.01)	(0.03)	0.02
2017 malware incident net recoveries	(0.02)	-	(0.02)
European Commission legal matter(4)	0.23	-	0.23
Incremental cost due to war in Ukraine(2)	0.09	-	0.09
Remeasurement of net monetary position(5)	0.03	0.01	0.02
Impact from pension participation changes(2)	0.01	0.02	(0.01)
Loss on debt extinguishment and related expenses(6)	0.07	0.07	-
Initial impacts from enacted tax law changes(7)	0.01	0.07	(0.06)
Loss/(gain) on equity method investment transactions(8)	0.02	(0.39)	0.41
Equity method investee items(9)	(0.01)	0.04	(0.05)
Adjusted EPS (Non-GAAP)	$2.95	$2.85	$0.10	3.5%
Impact of unfavorable currency	0.24	–	0.24
Adjusted EPS @ Constant FX (Non-GAAP)	$3.19	$2.85	$0.34	11.9%

2023 PROXY STATEMENT | A-7

Back to Contents

(1)

The tax expense/(benefit) of each of the pre-tax items excluded from our GAAP results was computed based on the facts and tax assumptions associated with each item, and such impacts have also been excluded from Adjusted EPS.

•

For the year ended December 31, 2022, taxes for the: Simplify to Grow Program were $(26) million, intangible asset impairment charge were $(25) million, mark-to-market losses from derivatives were $(56) million, acquisition integration costs and contingent consideration adjustments were $(72) million, inventory step-up charges were $(7) million, acquisition-related costs were $11 million, divestiture-related costs were $(9) million, net earnings from divestitures were $1 million, 2017 malware incident net recoveries were $10 million, European Commission legal matter were zero, incremental costs due to the war in Ukraine were $4 million, remeasurement of net monetary position were zero, impact from pension participation changes were $(3) million, loss on debt extinguishment and related expenses were $(31) million, initial impacts from enacted tax law changes were $17 million, loss on equity method investment transactions were $2 million and equity method investee items were $(5) million.

•

For the year ended December 31, 2021, taxes for the: Simplify to Grow Program were $(83) million, intangible asset impairment charges were $(8) million, mark-to-market gains from derivatives were $44 million, acquisition-related costs were $(4) million, acquisition integration costs and contingent consideration adjustments were $12 million, divestiture-related costs were $(8) million, net earnings from divestitures were $12 million, remeasurement of net monetary position were zero, impact from pension participation changes were $(8) million, loss on debt extinguishment were $(34) million, initial impacts from enacted tax law changes were $100 million, gain on equity method investment transactions were $184 million and equity method investee items were $(4) million.

(2)

See the Gross Profit table and the related footnotes for more information.

(3)

Refer to Note 6, Goodwill and Intangible Assets, to the consolidated financial statements in the 2022 Form 10-K for more information on trademark impairments.

(4)

Refer to Note 14, Commitments and Contingencies – Tax Matters, to the consolidated financial statement in the 2022 Form 10-K for more information.

(5)

Refer to Note 1, Summary of Significant Accounting Policies – Currency Translation and Highly Inflationary Accounting, to the consolidated financial statements in the 2022 Form 10-K for more information on our application of highly inflationary accounting for Argentina

(6)

Refer to Note 9, Debt and Borrowing Arrangements, to the consolidated financial statements in the 2022 Form 10-K for more information on losses on debt extinguishment.

(7)

Refer to Note 16, Income Taxes, to the consolidated financial statements in the 2022 Form 10-K for more information.

(8)

Refer to Note 7, Equity Method Investments, to the consolidated financial statements in the 2022 Form 10-K for more information on our equity method investment transactions

(9)

Includes our proportionate share of significant operating and non-operating items recorded by our JDE Peet’s and KDP equity method investees, such as acquisition and divestiture-related costs and restructuring program costs.

Net Cash Provided by Operating Activities to Free Cash Flow (in millions of U.S. dollars) (Unaudited)	For the Twelve Months Ended December 31, 2022
Net Cash Provided by Operating Activities (GAAP)	$3,908
Capital Expenditures	(906)
Free Cash Flow (Non-GAAP)	$3,002

2023 PROXY STATEMENT | A-8

Back to Contents

Mondelēz International — AT-A-GLANCE

ABOUT SNACKING MADE RIGHT

OUR GROWTH & ACCELERATION STRATEGY

Growth
Accelerating Consumer-centric Growth

Execution
Driving Operational Excellence

Culture
Building a Winning Growth Culture

Sustainability
Scaling More Sustainable Snacking

CAPITAL ALLOCATION SUPPORTS GROWTH PRIORITIES

Invest to drive top-tier growth

- Advertising Consumer
- Digital
- Route to market
- Capabilities

M&A

- High-growth platforms & capabilities
- Adjacencies
- Portfolio evolution for higher growth

Shareholder Return

- Target dividend growth > Adj. EPS growth
- Balance repurchase flexibility with M&A & other business needs

Maintain strong balance sheet

- Maintain solid investment grade rating & tier 2 commercial paper access
- Flexibility for acquisitions

SNACKING MADE RIGHT PROGRESS

COCOA LIFE

$1 BILLION INVESTMENT (TOTAL)

Back to Contents

Mondelēz International

SNACKING MADE RIGHT

For More Information on our Company, Purpose and Strategies Visit: www.mondelezinternational.com

FSC www.fsc.org
MIX
Paper from responsible sources
FSC® C114687

Mondelēz International

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 16, 2023 (May 12, 2023 for Plan Participants). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MDLZ2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2023 (May 12, 2023 for Plan Participants). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01556-P88236-Z84481

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

MONDELĒZ INTERNATIONAL, INC.

Company Proposals:

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1 below and FOR Proposal 2:

	Nominees:	For	Against	Abstain
1.	Election of Directors.			
1a.	Lewis W.K. Booth	☐	☐	☐
1b.	Charles E. Bunch	☐	☐	☐
1c.	Ertharin Cousin	☐	☐	☐
1d.	Jorge S. Mesquita	☐	☐	☐
1e.	Anindita Mukherjee	☐	☐	☐
1f.	Jane Hamilton Nielsen	☐	☐	☐
1g.	Patrick T. Siewert	☐	☐	☐
1h.	Michael A. Todman	☐	☐	☐
1i.	Dirk Van de Put	☐	☐	☐
2.	Advisory Vote to Approve Executive Compensation.	☐	☐	☐

The Board of Directors recommends you vote "One Year" on the following proposal:

		1 Year	2 Years	3 Years	Abstain
3.	Advisory Vote on the Frequency of Future Votes to Approve Executive Compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Shareholder Proposals:

The Board of Directors recommends you vote AGAINST the following proposals:

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof will be voted on by the proxies in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date